                                                                   EXHIBIT 10.17

================================================================================
                                 LOAN AGREEMENT

                                   FIXED RATE

                                     BETWEEN

                PG(MULTI-16)L.P., A DELAWARE LIMITED PARTNERSHIP

                                   AS BORROWER

                                       AND

             GMAC COMMERCIAL MORTGAGE BANK, A UTAH INDUSTRIAL BANK

                                    AS LENDER

                          DATED AS OF OCTOBER 22, 2004

LOAN NUMBER: 46675
================================================================================

                                                              Ply Gem Industries

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
ARTICLE 1   DEFINED TERMS AND CONSTRUCTION GUIDELINES......................1

  1.01.     Defined Terms..................................................1
  1.02.     General Construction...........................................1
  1.03.     Reserved.......................................................1
  1.04.     Property.......................................................2

ARTICLE 2   MAXIMUM LOAN AMOUNT; PAYMENT TERMS; ADVANCES; DEFEASANCE.......2

  2.01.     Commitment to Lend.............................................2
  2.02.     Calculation of Interest........................................2
  2.03.     Payment of principal and Interest..............................3
  2.04.     Payments Generally.............................................3
  2.05.     Prepayment Rights..............................................5

ARTICLE 3   CASH MANAGEMENT................................................11

  3.01.     Intentionally Deleted..........................................11

ARTICLE 4   ESCROW AND RESERVE REQUIREMENTS................................11

  4.01.     Creation and Maintenance of Escrows and Reserves...............11
  4.02.     Tax Escrow.....................................................12
  4.03.     Insurance Premium Escrow.......................................13
  4.04.     Immediate Repair Escrow Account................................14
  4.05.     Replacement Reserve Account....................................15
  4.06.     TI/LC Reserve Account..........................................16

ARTICLE 5   COMPLETION OF REPAIRS RELATED TO RESERVE ACCOUNTS;
              CONDITIONS TO RELEASE OF FUNDS...............................17

  5.01.     Conditions Precedent to Disbursements from
             Certain Reserve Accounts......................................17
  5.02.     Waiver of Conditions to Disbursement...........................19
  5.03.     Direct Payments to Suppliers and Contractors...................19
  5.04.     Performance of Reserve Items...................................19

ARTICLE 6   LOAN SECURITY AND RELATED OBLIGATIONS..........................20

  6.01.     Security Instrument and Assignment of Rents and Leases.........20
  6.02.     Assignment of Property Management Contract.....................21
  6.03.     Assignment of Operating Agreements.............................21
  6.04.     Pledge of Property; Grant of Security Interest.................20
  6.05.     Environmental Indemnity Agreement..............................20

                                                              Ply Gem Industries

  6.06.        Guaranty of Borrower Sponsors............................. 20
  6.07.        Letters of Credit......................................... 20

ARTICLE 7      SINGLE PURPOSE ENTITY REQUIREMENTS........................ 23

  7.01.        Commitment to be a Single Purpose Entity.................. 23
  7.02.        Definition of Single Purpose Entity....................... 23

ARTICLE 8      REPRESENTATIONS AND WARRANTIES............................ 26

  8.01.        Organisation; Legal Status................................ 26
  8.02.        Power; Authorization; Enforceable Obligations............. 27
  8.03.        No Legal Conflicts........................................ 27
  8.04.        No Litigation............................................. 27
  8.05.        Business Purpose of Loan.................................. 27
  8.06.        Warranty of Title......................................... 27
  8.07.        Condition of the Property................................. 28
  8.08.        No Condemnation........................................... 28
  8.09.        Requirements of Law....................................... 28
  8.10.        Operating Permits......................................... 28
  8.11.        Separate Tax Lot.......................................... 29
  8.12.        Flood Zone................................................ 29
  8.13.        Adequate Utilities........................................ 29
  8.14.        Public Access............................................. 29
  8.15.        Boundaries................................................ 29
  8.16.        Mechanic Liens............................................ 29
  8.17.        Assessments............................................... 29
  8.18.        Insurance................................................  29
  8.19.        Leases..................................................   30
  8.20.        Management Agreement...................................... 30
  8.21.        Financial Condition....................................... 30
  8.22.        Taxes..................................................... 31
  8.23.        No Foreign Person......................................... 31
  8.24.        Federal Regulations....................................... 31
  8.25.        Investment Company Act, Other Regulations................. 31
  8.26.        ERISA..................................................... 31
  8.27.        No Illegal Activity as Source of Funds.................... 31
  8.28.        Compliance with Anti-Terrorism, Embargo, Sanctions and
               Anti-Money Laundering Laws................................ 31
  8.29.        Brokers and Financial Advisors............................ 31
  8.30.        Complete Disclosure; No Change in Facts or Circumstances.. 32

ARTICLE 9      BORROWER COVENANTS........................................ 32

  9.01.        Payment of Debt and Performance of Obligations............ 32
  9.02.        Payment of Taxes and Other Lienable Charges............... 32

                                                              Ply Gem Industries

  9.03.        Insurance......................................................... 33
  9.04.        Obligations upon Condemnation of Casualty......................... 37
  9.05.        Inspections and Right of Entry.................................... 43
  9.06.        Leases and Rents.................................................. 43
  9.07.        Use of Property................................................... 45
  9.08.        Maintenance of Property........................................... 46
  9.09.        Waste............................................................. 46
  9.10.        Compliance with Laws.............................................. 46
  9.11.        Financial Reports, Books and Records.............................. 46
  9.12.        Performance of Other Agreements................................... 48
  9.13.        Existence Change of Name; Location as a Registered Organization....49
  9.14.        Property Management............................................... 49
  9.15.        ERISA............................................................. 50
  9.16.        Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money
                Laundering Laws.................................................. 50

ARTICLE 10     NO TRANSFERS OR ENCUMBRANCES; DUE ON SALE......................... 51

  10.01.       Prohibition Against Transfers..................................... 51
  10.02.       Lender Approval................................................... 51
  10.03.       Borrower Right to Partial Defeasance and Release for Allocated
                Maximum Loan Amount.............................................. 53
  10.04.       Other Releases of the Mortgaged Property.......................... 55
  10.05.       OFAC Compliance; Substantive Consolidation Opinion................ 55

ARTICLE 11     EVENTS OF DEFAULT; REMEDIES....................................... 55

  11.01.       Events of Default................................................. 55
  11.02.       Remedies.......................................................... 58
  11.03.       Cumulative remedies; No Waiver; Other Security.................... 60
  11.04.       Enforcement Costs................................................. 61
  11.05.       Application of Proceeds........................................... 61
  11.06.       Cross-Default; Cross-Collateralization; Waiver of
                 Marshalling of Assets........................................... 61

ARTICLE 12     NONRECOURSE - LIMITATIONS ON PERSONAL LIABILITY................... 62

  12.01.       Nonrecourse Obligation............................................ 62
  12.03.       Full Personal Liability........................................... 62
  12.03.       Personal Liability for Certain Losses............................. 62
  12.04.       No Impairment..................................................... 63
  12.05.       No Waiver of Certain Rights....................................... 64

ARTICLE 13     INDEMNIFICATION................................................... 64

  13.01.       Indemnification Against Claims.................................... 64
  10.02.       Duty to Defend.................................................... 65

                                                              Ply Gem Industries

ARTICLE 14     SUBROGATION; NO USURY VIOLATIONS............................. 65

  14.01.       Subrogation.................................................. 65
  14.02.       No Usury..................................................... 65

ARTICLE 15     SALE OR SECURITIZATION OF LOAN............................... 66

  15.01.       Splitting the Note........................................... 66
  15.02.       Lender's Rights to Sell or Securitize........................ 66
  15.03.       Dissemination of Information................................. 67
  15.04.       Reserves Accounts............................................ 67
  15.05.       Securitization Indemnification............................... 67

ARTICLE 16     BORROW FURTHER ACTS AND ASSURANCES PAYMENT OF SECURITY
                RECORDING CHARGES........................................... 69

  16.01.       Further Acts................................................. 69
  16.02.       Replacement Documents........................................ 69
  16.03.       Borrower Estoppel Certificates............................... 69
  16.04.       Recording Costs.............................................. 70
  16.05.       Publicity.................................................... 70

ARTICLE 17     LENDER CONSENT............................................... 70

  17.01.       No Joint Venture; No Third Party Beneficiaries............... 70
  17.02.       Lender Approval.............................................. 71
  17.03.       Performance at Borrower's Expense............................ 71
  17.04.       Non-Reliance................................................. 71

ARTICLE 18     MISCELLANEOUS PROVISIONS..................................... 72

  18.01.       Notices...................................................... 72
  18.02.       Entire Agreement; Modifications; Time of Essence............. 73
  18.03.       Binding Effect; Joint and Several Obligations................ 73
  18.04        Duplicate Originals; Counterparts............................ 73
  18.05.       Unenforceable Provisions..................................... 73
  18.06.       Governing Law................................................ 73
  18.07.       Consent to Jurisdiction...................................... 74
  18.08.       WAIVER OF TRIAL BY JURY...................................... 74

ARTICLE 19     SUBSTITUTION OF PROPERTY..................................... 74

  19.01.       Substitution of Properties................................... 74

ARTICLE 20     LIST OF DEFINED TERMS........................................ 81

 20.01.        Definitions.................................................. 81

ARTICLE 21     LOCAL LAW PROVISIONS......................................... 97

               Intentionally Deleted........................................ 97

                                                              Ply Gem Industries

                                 LOAN AGREEMENT

                                (FIXED RATE LOAN)

      THIS-LOAN AGREEMENT is made as of this 22nd day of October, 2004 by PG (MULTI-16) L.P., a Delaware limited partnership, and its successors and assigns ("BORROWER"), as borrower, and GMAC COMMERCIAL MORTGAGE BANK, a Utah Industrial Bank (together with its successors and assigns "LENDER"), as lender.

                                   BACKGROUND

      Borrower desires to obtain a commercial mortgage loan from Lender in the original principal amount of $17,650,000.00 in lawful money of the United States of America. Lender is willing to make such loan to Borrower on the terms and conditions set forth in this Loan Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of such loan and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Borrower and Lender agree as follows:

                                    ARTICLE 1
                    DEFINED TERMS AND CONSTRUCTION GUIDELINES

      1.01. Defined Terms. Each defined term used in this Loan Agreement has the meaning given to that term in Article 20 of this Loan Agreement.

      1.02. General Construction. Defined terms used in this Loan Agreement may be used interchangeably in singular or plural form, and pronouns are to be construed to cover all genders. All references to this Loan Agreement to any agreement or instrument referred to in this Loan Agreement shall mean such agreement or instrument as originally executed and as hereafter amended, supplemented, extended, consolidated or restated from time to time. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Loan Agreement as whole and not to any particular subdivision; and the words "Article" and "section" refer to the entire article or section, as applicable and not to any particular subsection or other subdivision. Reference to days for performance means calendar days unless business days are expressly indicated.

      1.03. Reserved.

                                                              Ply Gem Industries

      1.04. Property. The parties hereto acknowledge that the defined term "Property" has been defined to collectively include each individual Property and the Letters of Credit and Ohio Letter of Credit. All references to "Property" in this Loan Agreement shall be deemed to refer to one or more Individual Properties, as the context required and the Letters of Credit. It is the intent of the parties hereto in making any determinations under this Loan Agreement, including, without limitation, in determining whether (a) breach of a representation, warranty or a covenant has occurred, (b) there has occurred a default or Event of Default, or (c) an event has occurred which would create recourse obligations under Article 12 of his Loan Agreement, that any such breach, occurrence or event with respect to any Individual Property shall be deemed to be such a breach, occurrence or event with respect to the Loan.

                                    ARTICLE 2
             MAXIMUM LOAN AMOUT; PAYMENT TERMS; ADVANCES; DEFEASANCE

      2.01. Commitment to Lend.

      (a) Maximum Loan Amount Approved. Subject to the terms and conditions set forth herein, and in reliance on Borrower's representations, warranties and covenants set forth herein, Lender agrees to loan the Maximum Loan Amount to Borrower. The Loan shall be evidenced by this Loan Agreement and by the Note made by Borrower to the order of Lender and shall bear interest and be paid upon the terms and conditions provided herein.

            (b) Advance of Maximum Loan Amount. On the Closing Date, Lender shall advance the entire Maximum Loan Amount to Borrower.

      2.02. Calculation of Interest.

            (a) Calculation Basis. Interest due on the Loan shall be paid in arrears and calculated based on a 360-day year and paid for the actual number of days elapsed in such partial month by a daily rate calculated on said 360-day year.

            (b) Applicable Interest Rate. Interest shall accrue on outstanding principal at the rate of six and fourteen one hundredths percent (6.14%) per annum ("APPLICABLE INTEREST RATE").

            (c) Adjustment for Impositions on Loan Payment. All payments made by Borrower hereunder shall be made free and clear of, and without reduction for, or on account of, any income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings hereafter imposed, levied, collected, withheld or assessed by and government or taxing authority (other than taxes on the overall net income or overall gross receipts of Lender imposed as a result of a present or former connection between Lender and the jurisdiction of the government or taxing authority imposing same provided, that this exclusion shall not apply to a government or taxing authority imposing same provided, that this exclusion shall not apply to a connection arising solely from Lender's having executed, delivered, performed its obligations

                                                              Ply Gem Industries
under, received a payment under, or enforced this Loan Agreement or any other Loan Document). If any such amounts are required to be withheld from amounts payable to lender, the amounts payable to lender under the Loan Documents shall be increased to the extent necessary to yield to Lender, after payment of such amounts, interest or any such other amounts payable at the rates or in the amounts specified herein. If any such amounts are payable by Borrower, Borrower shall pay all such amounts by their due date and promptly send Lender a certified copy of an original official receipt showing payment thereof. If Borrower fails to pay such amounts when due or to deliver the required receipt to Lender, Borrower shall indemnify Lender for any incremental taxes, interest or penalties that may become payable by Lender as a result of any such failure.

            (d) Intentionally Omitted.

            (e) Acceleration. Notwithstanding anything to the contrary contained herein, if Borrower is prohibited by law from paying any amount due to Lender under Section 2.02(c) or (d), Lender may elect to declare the unpaid principal balance of the Loan, together with all unpaid interest accrued thereon and any other amount due hereunder, due and payable within ninety (90) days of Lender's written notice to Borrower. No prepayment Fee shall be due in such event. Lender's delay or failure in accelerating the Loan upon the discovery or occurrence of an event under Section 2.02(c) or (d) shall not be deemed a waiver or estoppel against the exercise of such right.

      2.03. Payment of Principal and Interest.

            (a) Payment at Closing. If the Loan is funded on a date other than the first (1st) day of a calendar month, Borrower shall pay to Lender at the time of funding an interest payment calculated by multiplying (i) the number of days from and including the date of funding to (but excluding) the first
(1st)day of the next calendar month by (ii) a daily rate based on the Applicable Interest Rate and Calculated for a 360-day year.

            (b) Payment Dates. Commencing on the first (1st) day of December, 2004 and continuing on the first (1st) day of each and every successive month thereafter (each, a "PAYMENT DUE DATE"), through and including the Payment Due Date immediately prior to the Maturity date, Borrower shall pay consecutive monthly payments of principal and interest in the amount of $127,879.75 and any amounts due pursuant to Section 2.02 of this Loan Agreement.

            (c) Maturity Date. On the first (1st) day of November, 2024 ("MATURITY DATE"), Borrower shall pay the entire outstanding principal balance of the Loan, together with all accrued but unpaid interest thereon and all other amounts due under this Loan Agreement, the Note or any other Loan Document.

                                                              Ply Gem Industries

\      2.04. Payments Generally.

            (a) Delivery of Payments. All payments due to Lender under this Loan Agreement and the other Loan Documents are to be paid in immediately available funds to Lender at Lender's office located at 200 Witmer Road, P.O. Box 809, Horsham, Pennsylvania 19044, Attn: Servicing - Accounting Manager or by wire transfer to Lender, or at such other Place as Lender may designate to Borrower in writing from time to time. All amounts due under this loan Agreement and the other Loan Documents shall be paid without setoff, counterclaim or any other deduction whatsoever.

            (b) Credit for Payment Receipt. No payment due under this Loan Agreement or any of the other Loan documents shall be deemed paid to Lender until received by Lender at its designated office on a business day prior to 2:00 p.m. Eastern Standard Time. Any payment received after the time established by the preceding sentence shall be deemed to have been paid on the immediately following business day. Each payment that is paid to Lender in the calendar month in which it is due, but prior to its scheduled Payment due date, shall not be deemed a prepayment and shall be deemed to have been received on the payment Due Date, solely for the purpose of calculating interest due. Where a Payment Due Date falls on a date other than a business day, the Payment due date shall be deemed the first business day immediately thereafter.

            (c) Invalidated Payments. If any payment received by Lender is deemed by a court of competent Jurisdiction to be a voidable preference or fraudulent Conveyance under any bankruptcy, insolvency or other debtor relief law, and is required to be returned by Lender, then the obligation to make such payment shall be reinstated, notwithstanding that the Note may have been marked satisfied and returned to Borrower or otherwise canceled, and such payment shall be immediately due and payable upon demand.

            (d) Late Charges. If any payment due on a Payment Due Date is not received by Lender in full on or before the fifth (5th) day after the Payment Due Date on which such payment is due (e.g., if the Payment Due Date is the 1st day of month, a late charge would accrue if the full payment is not received on or before the 5th day of the month), Borrower shall pay to Lender, immediately and without demand, a late fee equal to five percent (5%) of such delinquent amount.

            (e) Default Interest Rate. If the Loan is not paid in full on or before the Maturity Date or if the Loan is accelerated following an event of Default and during the continuance thereof, the interest rate then payable on the Loan shall immediately increase to the Applicable Interest Rate plus five hundred (500) basis points ("DEFAULT RATE") and continue to accrue at the Default Rate until full payment is received. In addition, Lender shall have the right, without acceleration of the Loan, to collect interest at the Default rate on any payment due hereunder (including, without limitation, late charges and fees for legal counsel) which is not received by Lender on or before the date on which such payment originally was due. Interest at

                                                              Ply Gem Industries
the Default Rate also shall accrue on any judgment obtained by Lender in connection with collection of the Loan or enforcement of any obligations due under the other Loan Documents until such judgment amount is paid in full.

            (f) Application of Payments. Payments of principal and interest due from Borrower shall be applied first to the payment of late fees, then to Lender advances made to protect the Property or to perform obligations which Borrower failed to perform, then to the payment of accrued but unpaid interest, and then to reduction of the outstanding principal. If at any time Lender receives less than the full amount due and payable on a Payment Due Date, Lender may apply the amounts received to amounts then due and payable in any manner and in any order determined by Lender, in its sole discretion. Following an Event of Default, Lender may apply all payments to amounts then due in any manner and in any order determined by Lender, in its sole discretion. Lender's acceptance of a payment form Borrower in an amount that is less than the full amount then due and Lender's application of such payments to amounts then due from Borrower shall not constitute or be deemed to constitute a waiver of the unpaid amounts or an accord and satisfaction. No principal amount repaid may be reborrowed.

     2.05.  Prepayment Rights.

            (a) Prepayment. Borrower acknowledges that Lender is making the Loan to it at the interest rate and upon the other terms herein set forth in reliance upon Borrower's promise to pay the Loan over the full stated term of this Loan Agreement and that Lender may suffer loss or other detriment if Borrower were to prepay all or any portion of the Note prior to its stated Maturity Date. Except as provided in this Section 2.05 and Section 9.04(f) or as otherwise provided in this Agreement, Borrower agrees that Borrower has no right to prepay all or any part of the Loan prior to the Maturity Date. On and after the first (1st) day of the third (3rd) month preceding the Maturity Date (the "OPEN DATE"), Borrower may prepay the Loan in whole, but not in part, provided Borrower pays with such prepayment (a) all accrued interest and all other outstanding amounts then due and unpaid under this Loan Agreement and under the other Loan Documents, and (b) if the prepayment is not made on a Payment Due Date, Borrower pays with such prepayment the full interest amount that would have accrued for the period from the date of prepayment through the day prior to the next Payment Due Date. Lender is not obligated to accept any prepayment unless accompanied by amounts required hereunder. Notwithstanding any contrary provision of this Loan Agreement, Lender may at any time apply proceeds from a casualty or condemnation to principal as provided in this Loan
Agreement, provided that any such application shall not be subject to any prepayment due.

            (b)  Voluntary Defeasance of the Loan.

                  (i) Defeasance to Release Property from Security Instrument. Subject to Borrower's compliance with all terms and conditions of this Section 2.05(b), Borrower may defease the Loan in whole, or in part as set forth in
Section 10.03, in the manner hereinafter set forth ("DEFEASANCE") on any Business Day after the Lock-out Period Expiration Date (defined

                                                              Ply Gem Industries
below) and obtain a release ("RELEASE") of the Property or any one Property, provided Borrower complies with section 10.03, from the lien of the Security Instrument. Once a Defeasance in whole has been completed, the Loan will be secured by the Defeasance Collateral (defined below), and thereafter the Loan cannot be the subject of any further Defeasance nor prepaid in whole or in part, notwithstanding any provision of this Section 2.05 to the contrary. Once partial Defeasance has been completed, the Loan will be partially secured by the Defeasance Collateral (defined below), and thereafter the portion of the Loan defeased cannot be prepaid in whole or in part, notwithstanding any provision of this Section 2.05 to the contrary. "LOCK-OUT PERIOD EXPIRATION DATE" means the earlier to occur of (i) the third (3rd) anniversary of the Closing Date, or (ii) the second (2nd) anniversary of the "startup date" of the REMIC within the meaning of Section 860G(a)(9) of the Tax Code.

                  (ii) Condition to Defeasance. Borrower may cause a Release or a Partial Release upon the satisfaction of the following conditions (all as reasonably approved by Lender):

                        (A) no Event of Default shall exist under any of the Loan Document;

                        (B) not less than forty-five (45) (but not more than ninety (90)) days prior written notice shall be given to Lender specifying a date (such date being on a Payment Due Date) on which the Defeasance Collateral (as hereinafter defined) is to be delivered (the "RELEASE DATE");

                        (C) all accrued and unpaid interest and all other sums due under the Note, this Loan Agreement and under the other Loan Documents up to the Release Date including, without limitation, all fees, costs and expenses incurred by Lender and its agents in connection with such release (including, without limitation, reasonable legal fees and expenses for the review and preparation of the Defeasance Pledge Agreement (as defined below) and of the other materials described in Section 2.05(b)(ii)(D) below and any release documentation, and any servicing fees, rating Agency fees or other costs related to such release), shall be paid in full on or prior to the Release Date;

                        (D) Borrower shall deliver the following to Lender on or prior to the Release Date:

                              (1) The Defeasance Collateral which meets all
requirements of subsection 2.05(b)(iii) below and is owned by Borrower, free and clear of all liens and claims of third-parties.

                              (2) A written certification of an independent
certified public accounting firm (reasonably acceptable to Lender), confirming that the Defeasance Collateral will (1) in the event of Defeasance of the entire loan generate amounts sufficient to

                                                              Ply Gem Industries
make all Scheduled Debt Payments as they fall due under the Note, including full payment due on the Note on the Maturity Date, or (2) in the event of partial Defeasance, generate amounts sufficient to make scheduled Debt Payments as they fall due under the Defeasance Note, including full payment on such Defeasance Note on the Maturity Date.

                              (3) Lender's form of a pledge and security
agreement ("DEFEASANCE PLEDGE AGREEMENT") and financing statements which pledge and create a first priority security interest in the Defeasance Collateral in favor of Lender.

                              (4) Confirmation in writing from Lender's
custodian that it has received all of the Defeasance Collateral for the account and benefit of Lender.

                              (5) A written certification from Borrower which
confirms that, following Defeasance, Borrower continues to satisfy the "single purpose entity" requirements of this Loan Agreement.

                              (6) Such legal opinions given by Borrower's
counsel (which counsel must be reasonably acceptable to Lender) as Lender may require to confirm (i) that the Defeasance Collateral and the proceeds thereof have been validly pledged to Lender, that the Defeasance Pledge Agreement and other Loan Documents after the Defeasance are enforceable against Borrower in accordance with the respective terms and Lender has a perfected first priority security interest in the Defeasance Collateral, (ii) the release of the lien of the Security Instrument and the Pledge of Defeasance Collateral will not directly or indirectly result in or cause any REMIC that then holds the Notes to fail to maintain its status as a REMIC and(iii) the defeasance will not cause any REMIC to be an investment company under the Investment company Act of 1940 and (iv) an opinion by Lender's counsel or counsel reasonably acceptable to Lender at Borrower's expense in the event of a bankruptcy proceeding or similar occurrence with respect to Borrower, none of the Defeasance Collateral nor any proceeds thereof will be property of Borrower's estate under Section 541 of the Bankruptcy Code or any similar statute and the grant of security interest therein to Lender shall not constitute an avoidable preference under Section 547 of the Bankruptcy Code or applicable state law.

                              (7) Forms of all documents necessary to release
the Property or, in the case of partial defeasance, the Release Property from the liens created by the security Instrument and related UCC financing statements (collectively, "RELEASE INSTRUMENTS"), each in appropriate form required by the state in which the Property or, in the case of partial Defeasance, the Release Property is located.

                              (8) Such other certificates, confirmations,
documents or instruments as Lender reasonably deems necessary in connection with the Defeasance, including, without limitation, a rating Confirmation.

                        (G) Borrower shall satisfy the requirements of Section
10.03 hereof.

                                                              Ply Gem Industries

                  (iii) Purchase and Ownership of the Defeasance Collateral. The "DEFEASANCE COLLATERAL" must consist only of non-callable and non-redeemable securities issued, or fully insured as to payment, by the United States of America or such other securities as are permitted at the time of Defeasance by the Tax Code with respect to REMIC collateral substitutions. The Defeasance Collateral also must provide for (A) redemption payments to occur prior, but as close as possible, to all successive Payment Due Dates Occurring after the Release Date and (B) deliver redemption proceeds at least equal to (1) in the event of Defeasance of the entire Loan the amount of principal and interest due on the Note on each such Payment Due Date including full payment due on the Note on the Maturity Date or (2) in the event of partial Defeasance the amount of principal and interest due on the Defeased Not on each such Payment Due Date, including full payment due on the Defeasance Note on the Maturity Date ("SCHEDULED DEBT PAYMENT"). The Defeasance collateral shall be arranged such that redemption payments received from the Defeasance Collateral are paid directly to Lender to be applied on account of the Scheduled Debt Payments. Unless otherwise agreed in writing by Lender, the pledge of the Defeasance Collateral shall be effectuated through the book-entry facilities of a qualified securities intermediary designated by Lender (which may be Lender itself or an affiliate of Lender if such party qualifies as a securities Intermediary) in conformity with all applicable laws.

                  (iv) Successor Borrower Option. Borrower, at Borrower's expense, has the right, or in the case of partial Defeasance, an obligation to designate an accommodation borrower ("SUCCESSOR BORROWER") which satisfies Lender's then current requirements for a "single purpose entity" to assume at the time of Defeasance ownership of the Defeasance Collateral and liability for all or, in the case of partial Defeasance, a portion of, related to the Partial Release Price of Borrower's obligations under this Loan Agreement, the Defeasance Pledge Agreement and the other Loan Documents (to the extent that liability thereunder survives repayment of the Loan and release of the Property or, in the case of partial Defeasance, the Release Property). Such transfer and assumption shall be evidenced by a duly executed, Written agreement reasonably satisfactory to Lender, whereupon Borrower (subject to satisfaction of all requirements of this Section 2.05(b)(ii) shall be relieved, or, in the case of partial Defeasance, Partially relieved from liability in connection with the Loan (except for those obligations which, by the express terms of the Loan Documents, survive payment of the Loan which shall be assumed by Successor Borrower). Notwithstanding any contrary provision in this Loan Agreement, no assumption fee is required upon a transfer of the Loan in accordance with this Section. If a Successor Borrower assumes Borrower's obligations, Lender may require as a condition to Defeasance, such additional legal opinions from Borrower's counsel as Lender reasonably deems necessary to confirm the valid creation and authority of the Successor Borrower (including a nonconsolidation opinion), the assignment and assumption of the Loan and Defeasance Collateral between Borrower and Successor Borrower, and the enforceability of the assignment documents and of the Loan Documents as the obligation of Successor Borrower.

                                                              Ply Gem Industries

            (v) Substitute Notes on Partial Defeasance. With respect to any partial Defeasance, Borrower shall execute and deliver to Lender all documents necessary to amend and restate the Note with two substitute notes: one note having a principal balance equal to the defeased portion of the Loan (the "DEFEASED NOTE") and one note having a principal balance equal to the undefeased portion of the Note (the "UNDEFEASED NOTE"). The Undefeased Note may be the subject of a further Defeasance in accordance with the terms of this Section 2.05(b) (the term "Note", as used in this Section 2.05(b), being deemed to refer to the Undefeased Note that is the subject of further Defeasance).

            (vi) Defeasance Costs and Expenses. Borrower shall pay reasonable costs and expenses incurred by Lender in connection with Defeasance, which payment is required prior to Lender's issuance of the Release and whether or not Defeasance is completed. Such expenses include, without limitation, the cost incurred by Lender to obtain Rating Confirmation contemplated by Section 2.05(b)(ii)(D)(8), the reasonable fees and disbursements of Lender's legal counsel and a processing fee to cover Lender's administrative costs to process Borrower's Defeasance request. Lender reserves the right to require that Borrower post a deposit to cover costs which Lender reasonably anticipates will be incurred.

      (c) Prohibited Prepayment Prior to Open Date. Except as otherwise set forth in Section 2.05(d), if payment of all or any part of the principal balance of the Loan is tendered by Borrower, a purchaser at foreclosure, a Guarantor, or any other Person prior to the Open Date, whether by reason of acceleration of the Loan or otherwise (a "PROHIBITED PREPAYMENT"), such tender shall be deemed an attempt to circumvent the prohibition against prepayment set forth in Section 2.05(a) and, at Lender's option, shall be an Event of Default. If a prohibited prepayment occurs and is accepted voluntarily or otherwise by Lender, then, in addition to all other rights and remedies available to lender upon an Event of Default, a Prohibited Prepayment Fee (as defined below) shall be due to compensate Lender for damages suffered as a result of the Prohibited Prepayment, such amount shall be due in addition to the outstanding principal balance, all accrued and unpaid interest and other outstanding amounts due under the Loan Documents. The "PROHIBITED PREPAYMENT FEE" shall be prepayment premium equal to the greater of:

            (i) one percent (1%) of the outstanding principal balance of Note, or

            (ii)        the Yield Maintenance Premium (as defined below).

The "YIELD MAINTENANCE PREMIUM" shall be equal to the excess, if any, of (A) the present value ("PV") of all scheduled interest and principal payments due on each Payment Due Date in respect of the Loan for the period from the date of such accepted prepayment to the Maturity Date, including the principal amount of the Loan scheduled to be due on the maturity Date, discounted at an interest rate per annum equal to the Index (defined below), based on a 360-day year of twelve 30-day months, over (B) the principal amount of the Loan outstanding immediately before such accepted prepayment [i.e., (PV of all future payments) - (principal

                                                              Ply Gem Industries
balance at time of acceleration)]. The foregoing amount shall be calculated by Lender and shall be conclusive and binding on Borrower (absent manifest error).

     For purposes hereof, "Index" means the average yield for "treasury constant maturities" published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519)("FRB Release"), for the second full week preceding the date of acceleration of the Maturity Date for instruments having a maturity coterminous with the remaining term of the Loan. If the FRB Release is no longer published, Lender shall select a comparable publication to determine the Index. If there is no Index for instruments having a maturity coterminous with the remaining term of the Loan, then the weighted average yield to maturity of the Indices with maturities next longer and shorter than such remaining average life to maturity shall be used, calculated by averaging (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Indices (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward).

            (d) Prepayment as a Result of a Casualty or Condemnation. Prepayments arising from Lender's application of insurance proceeds upon the occurrence of a Casualty, the application of a condemnation award upon the occurrence of a Condemnation, application of the Termination Amount or as set forth in Section 2.02 (e) may be made prior to the Open Date without being deemed a Prohibited Prepayment and, whenever made, without payment of the Prohibited Prepayment Fee.

            (e) Notice Irrevocable. Notwithstanding any provision of this Loan Agreement to the contrary, Borrower's notice of defeasance in accordance with subsection 2.05(b) above shall be irrevocable, and the principal balance to be prepaid shall be absolutely and unconditionally due and payable on the date specified in such notice.

                                   ARTICLE 3
                                CASH MANAGEMENT

     3.01.  Intentionally Deleted.

                                   ARTICLE 4
                        ESCROW AND RESERVE REQUIREMENTS

     4.01.  Creation and Maintenance of Escrows and Reserves.

            (a) Control of Reserve Accounts. On the Closing date, each of the Reserve Accounts shall be established by Lender. Each Reserve Account required under this Loan Agreement shall be a custodial account established by Lender, and, at Lender's option, funds deposited into a Reserve Account may be commingled with other money held by Lender. Each Reserve Account shall be under the sole dominion and control of Lender, and Borrower shall not


                                                              Ply Gem Industries
have any right to withdraw funds from a Reserve Account. Unless required by the laws of the state which govern this Loan Agreement or otherwise expressly provided in this Loan Agreement, Borrower shall not be entitled to any earnings or interest on funds deposited in any Reserve Account. Upon the occurrence of an Event of Default, Lender may, in addition to any and all other rights and remedies available to Lender, apply any sums then present in any or all of the Reserve Accounts to the payment of the Debt in any order as determined by Lender in its sole discretion.

         (b) Funds Dedicated to Particular Purpose. Funds held in a Reserve Account are not to be used to fund Reserve Items contemplated by a different Reserve Account, and Borrower may not use and Lender shall have no obligation to apply funds one Reserve Account to pay for Reserve Items contemplated by another Reserve Account. For example, (i) funds held in the Immediate Repair Escrow Account shall not be used to pay for Replacements, Tenant Improvements or Leasing Commissions; (ii) funds held in the replacement Reserve Account shall not be used to pay for Immediate Repairs, Tenant Improvements or Leasing Commissions, and (iii) funds held in the TI/LC Reserve Account shall not be used to pay for Immediate Repairs or Replacements.

         (c) Release of Reserves Upon Payment of Debt. Upon payment in full of the Loan, Lender shall disburse to Borrower all unapplied funds held by Lender in the Reserve Accounts pursuant to this Loan Agreement.

         (d) Release of Individual Reserve Account after Full Performance of Reserve Items. Lender shall disburse to Borrower all unapplied funds remaining in the Immediate Repair Escrow Account upon receipt of evidence satisfactory to Lender that (i) Borrower has completed, in the manner required by this Loan Agreement, all Reserve Items to be funded by such Reserve Account , and (ii) no Liens exist against the Property with respect to such Reserve Items. Lender shall not be obligated to make any such disbursement when an Event of Default exists, and Lender may deduct from such final disbursement all outstanding amounts then due and unpaid to Lender under the Loan Documents.

         (e) No Obligation of Lender. Nothing in this Loan Agreement shall; (i) make Lender responsible for making or completing any Reserve Item; (ii) require Lender to advance, disburse or expend funds in addition to funds then on deposit in the related Reserve Account to make or complete any Reserve Item; or (iii) obligate Lender to demand from Borrower additional sums to make or complete any Reserve Item.

         (f) No Waiver of Default. No disbursements made from a Reserve Account at the time when a Borrower default or Event of Default has occurred and is then continuing shall be deemed a waiver or cure by Lender of that default or Event of Default, nor shall Lender's rights and remedies by prejudiced in any manner thereby.

         (g) insufficient Amounts in a Reserve Amount. Notwithstanding that Lender has the right to require Borrower to pay any deficiency in a Reserve Account if Lender

                                                              Ply Gem Industries
determines that amounts in a Reserve Account are insufficient, the insufficiency of funds in a Reserve Account, or Lender's application of funds in a Reserve Account following an Event of Default other than for funding of the Reserve Items, shall not relieve Borrower from its obligation to perform in full each of its: (i) obligations and covenants under this Loan Agreement; (ii) agreements or covenants with tenants under the Leases; and (iii) agreements with leasing agents.

      4.02. Tax Escrow.

         (a) Deposits to the Tax Escrow Account. At the option of Lender, (i) at any time after the occurrence of an Event of Default (as defined therein) under the Ply Gem Lease, (ii) if the Ply Gem Lease or an Acceptable Replacement Lease in not in effect, (iii) if at any time Ply Gem is not required by the terms of the Ply Gem Lease to pay all Taxes due with respect to the Property; (iv) at any time after there has been a change in ownership of the Property (excluding a transfer to an Affiliate of Borrower), or (v) at any time after the occurrence of an Event of Default, Lender may require Borrower to establish the Tax Escrow Account. If Lender establishes the Tax Escrow Account, then beginning on the first Payment Due Date following the establishment of the Tax Escrow Account, and on each Payment Due Date thereafter, Borrower shall deliver to Lender the Monthly Tax Deposit.

         (b) Disbursement from Tax Escrow Account. Provided amounts in the Tax Reserve Account are sufficient to pay the Taxes then due and no Event of Default exists, Lender shall pay the Taxes as they become due on their respective due dates on behalf of Borrower by applying the funds held in the Tax Escrow Account to the payments of Taxes then due. In making any payment of Taxes, Lender may do so according to any bill, statement or estimate obtained from the appropriate public office with respect to Taxes without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment sale, forfeiture, tax lien or title or claim thereof.

         (c) Surplus or Deficiency in Tax Escrow Account. If amounts on deposit in the Tax Escrow Account collected for an annual tax period exceed the Taxes actually paid during such tax period, Lender shall, in its discretion, return the excess to Borrower or credit the excess against the payments Borrower is to make to the Tax Escrow Account for the next tax period. If amounts on deposit in the Tax Escrow Account collected for an annual tax period are insufficient to pay the Taxes actually due during such tax period, Lender shall notify Borrower of the deficiency and, within ten (10) days thereafter, Borrower shall deliver to Lender such deficiency amount. If , however, Borrower receives notice of any such deficiency on a date that is within ten (10) days prior to the date that Taxes are due, Borrower will deposit the deficiency amount within five (5) business days after its receipt of such deficiency notice.

         (d) Changes in Amount of Taxes Due; Changes in the Monthly Tax Deposit. Borrower shall notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes of which it has or obtains knowledge and authorizes

                                                              Ply Gem Industries

Lender or its agent to obtain the bills for Taxes directly from the appropriate taxing authority. If the amount due for Taxes shall increase and Lender reasonably determines that amounts on deposit in the Tax Escrow Account will not be sufficient to pay Taxes due for an annual tax period, Lender shall notify Borrower of such determination and of the increase needed to the Monthly Tax Deposit. Commencing with the Payment due Date specified in such notice from Lender, Borrower shall make deposits at the increased amount of the Monthly Tax Deposit.

      4.03. Insurance Premium Escrow.

            (a) Deposits to Insurance Premium Escrow Account. At the option of Lender (i) at any time after the occurrence of an Event of Default (as defined therein) under the ply Gem Lease, (ii) if the Ply Gem Lease or an Acceptable Replacement Lease is not in effect, (iii) if at any time Ply Gem is not required by the terms of the Ply Gem Lease to pay all Insurance Premiums due with respect to the Property; (iv) at any time after there has been a change in ownership of the Property ( excluding a transfer to an Affiliate of Borrower), or (v) at any time after the occurrence of an Event of Default, Lender may require Borrower to establish the Insurance Premium Escrow Account. If Lender establishes the Insurance Premium Escrow Account, then beginning on the first Payment Due Date after the establishment of the Insurance Premium Escrow Account and on each Payment Due Date thereafter, Borrower shall deliver to Lender the Monthly Insurance Deposit.

            (b) Disbursement from Insurance Premium Escrow Account. Provided amounts in the Insurance Premium Escrow Account are sufficient to pay the Insurance Premiums then due and no Event of Default exists, Lender shall pay the Insurance Premiums as they become due on their respective due dates on behalf of Borrower by applying funds held in the Insurance Premium Escrow Account to the payments of Insurance Premiums, Lender may do so according to any bill, statement or estimate procured from the insurer without inquiry into the accuracy of such bill, statement or estimate.

            (c) Surplus or Deficiency in Insurance Premium Escrow Account. If amounts on deposit in the Insurance Premiums Escrow Account collected for an annual period exceed the Insurance Premium actually paid during such period. Lender shall, in its discretion, return such excess to Borrower or credit such excess against the payments Borrower is to make to the Insurance Premium Escrow Account for the next annual period. If amounts on deposit in the Insurance Premium Escrow Account collected for an annual premium period are insufficient to pay the Insurance Premiums actually due during such annual period Lender shall notify Borrower of the deficiency and, within ten (10) days thereafter, Borrower shall deliver to Lender such deficiency amount. If, however, Borrower receives notice if by such deficiency on a date that is within ten (10) days prior to the date that Insurance Premiums are due, Borrower will deposit the deficiency amount within five (5) business days after its receipt of such deficiency notice.

                                                              Ply Gem Industries

            (d) Changes in Insurance Premium Amounts; Change in Monthly Deposit Amount. Borrower shall notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any insurance Premiums of which it has or obtains knowledge and authorizes Lender or its agent to obtain the bills for the Insurance Premiums directly from the insurance provider or its agent. If the amount due for Insurance Premiums shall increase and Lender reasonably determines that amounts on deposit in the Insurance Premium Escrow Account will not be sufficient to pay the Insurance Premiums, Lender shall notify Borrower of such determination and of the increase needed to the Monthly Insurance Deposit. Commencing with the Payment Due Date specified in such notice from Lender, Borrower shall make deposits at the increased amount of the Monthly Insurance Deposit.

      4.04. Immediate Repair Escrow Account.

            (a) Immediate Repair Escrow Generally. Amounts in the Immediate repair Escrow Account are to be used for the purpose of funding the immediate repairs, which Borrower covenants and agrees to perform in accordance with the terms of this Loan Agreement on or before the dates specified on Exhibit B but not later than twelve (12) months from the date hereof or such longer period as is permitted under the Ply Gem Lease, provided that there shall be no outside date for completion of any item that has no outside date of completion under the Ply-Gem Lease.

            (b) Deposit to the Immediate Repair Escrow Account. On the Closing Date, Borrower shall deposit $70,437.00 with Lender as the reserve for completion of the immediate Repairs ("IMMEDIATE REPAIR DEPOSIT").
Notwithstanding the foregoing, Borrower has also transferred the Letters of Credit to Lender pursuant to those certain Notices of Transfer dated _________,
 2004 (the "NOTICE").

            (c) Release of Immediate Repair Deposit. The Immediate repair Deposit shall be releases in accordance with the terms of the Ply Gem Lease.

            (d) Disbursements from the Immediate Repair Escrow Account. Lender shall make disbursements from the Immediate Repair Escrow Account upon Borrower's performance to Lender's satisfaction, of all conditions to disbursement set forth in Article 5 of this Loan Agreement.

            (e) Reassessment of Required Deposit. If at any time Lender reasonably determines that the Immediate Repair Deposit will not be sufficient to pay the cost of the immediate Repairs, Lender may notify Borrower of such determination and of the amount estimated by Lender to make-up such deficiency as reasonably determined by Lender based upon changes in circumstances. Within ten (10) days after such notice from Lender, Borrower shall deliver the deficiency amount to Lender, and Lender shall deposit in the Immediate repair Escrow Account and hold and administer same in accordance with this Loan Agreement.

                                                              Ply Gem Industries

      4.05. Replacement Reserve Account.

            (a) Replacement Reserve Generally. Amounts in the Replacement Reserve Account are to be used for the purpose of funding the Replacements, which Borrower covenants and agrees to perform or cause to be performed in accordance with the terms of this Loan Agreement.

            (b) Deposits to the Replacement Reserve Account. Beginning on the first Payment Due Date and on each Payment Due Date thereafter, Borrower shall pay $19,450.50 ("MONTHLY REPLACEMENT RESERVE DEPOSIT") to Lender as a deposit to the Replacement Reserve Account. During any period in which the balance of the Replacement Reserve Account equals or exceeds $933,624.00 (the "REPLACEMENT RESERVE THRESHOLD"), Borrower shall not be required to make any Monthly Replacement Reserve Deposits. At any time that the balance of the Replacement Reserve Account is less than the Replacement Reserve Threshold, then, upon notice by Lender, Borrower shall resume monthly payments of the Monthly Replacement Reserve Deposit in accordance with this Section 4.05(b) with such payments to begin on the first Payment Due Date following such notice and continuing until such time as the balance of the Replacement Reserve Account equals or exceeds the Replacement Reserve Threshold.

            (c) Disbursements from the Replacement Reserve Account. Lender shall make disbursements from the Replacement Reserve Account upon Borrower's performance, to Lender's satisfaction, of all conditions to disbursements set forth in Article 5 hereof.

            (d) Reassessment of Required Monthly Deposits. Lender may, from time to time based on Lender's inspection of the Property, reassess its estimate of the Monthly Replacement Reserve Deposit and may increase such amount on not less than thirty (30) days written notice to Borrower if Lender determines that an increase is necessary (i) to fund replacements not listed as part of the Replacements (and not intended to be covered by the Immediate Repair Escrow Account or TL/LC Reserve Account) which are advisable to keep the Property in good order, repair and marketable condition, or (ii) to fund the replacement of any major building systems or components (e.g., roof, HVAC system) not listed as part of the Replacements (and not intented to be covered by the Immediate Repair Escrow Account or TI/LC Reserve Account) which will reach the end of its useful life within two (2) years of the date of Lender's inspection.

            (e) Waiver of Deposits. Notwithstanding anything in the foregoing subparagraphs 4.05(a), (b), (c) and (d) to the contrary, Lender shall waive the requirement of Monthly Replacement Reserve Deposits so long as (i) Lender is satisfied with its annual inspection of the Property, and (ii) the Ply Gem Lease or Acceptable Replacement Lease is not in default beyond any applicable notice and/or cure period.

                                                              Ply Gem Industries

      4.06. TI/LC Reserve Account.

            (a) TI/LC Reserve Generally. Amounts in the TI/LC Reserve Account are to be used for the purpose of funding the costs of tenant Improvements and Leasing Commissions that are paid by Borrower during the term of the Loan.

            (b) Deposits to the TI/LC Reserve Account. Beginning on the first Payment Due Date and on each Payment Due Date thereafter, Borrower shall pay $17,456.16 ("MONTHLY TI/LC DEPOSIT") to Lender as an additional deposit to the TI/LC Reserve Account. During any period in which the balance of the TI/LC Reserve Account equals or exceeds $387,895.00 (the " TI/LC THRESHOLD"), Borrower shall not be required to make any Monthly TI/LC Deposits. At any time that the balance of the TI/LC Reserve Account is less than the TI/LC Threshold, then, upon notice by Lender, Borrower shall resume monthly payments of the Monthly TI/LC Deposit in accordance with this Section 4.06(b) with such payments to begin on the first Payment Due Date following such notice and continuing until such time as the balance of the TI/LC Reserve Account equals or exceeds the TI/LC threshold.

            (c) Disbursements from the TI/LC Reserve Account. Lender shall make disbursement from the TI/LC Reserve Account as Follows:

                  (i) Lender shall make disbursements from the TI/LC Reserve Account to reimburse Borrower for Tenant Improvements required under any new Lease or any modification, renewal or extension of an existing Lease paid by Borrower, in accordance with the disbursement procedures (including evidence of lien-free performance) set forth in Article 5 hereof, provided that: (A) the Tenant Improvements are required under any new Lease or any modification, renewal or extension of any existing Lease, provided that any such new Lease or modification, renewal or extension of an existing Lease is entered into in accordance with the terms and provisions of Section 9.06; (B) the cost of such Tenant Improvements is market, reasonable and customary, (C) the Tenant Improvements are fully performed in accordance with the standards set forth in
Article 5 hereof and have been accepted without condition by the related tenant;
(D) unless otherwise agreed to by Lender, the related tenant is occupying the space benefited by the Tenant Improvements and has commenced paying rent; and
(E) if required by Lender, the related tenant shall have executed and delivered a subordination, non disturbance agreement and an estoppel certificate or both all on such forms as in reasonably acceptable to Lender.

                  (ii) Lender shall make disbursements from the TI/LC Reserve Account to reimburse Borrower for Leasing Commissions paid by Borrower in accordance with the disbursement procedures set forth in Article 5 hereof provided that: (A) such leasing commissions and "override" leasing commissions are market, reasonable and customary for properties similar to the Property and the portion of the Property leased for which a commission is due; (B) the amount of such leasing commissions and "override" leasing commissions are determined pursuant to arms length transactions between Borrower and each such leasing agent

                                                              Ply Gem Industries
to which a commission is due; (C) the Lease has been approved by Lender in accordance with this Loan Agreement or, if Lender's approval is not required, conforms with all requirements Set forth in Section 9.06 of this Loan Agreement; and (D) unless otherwise agreed by Lender, the tenant under the Lease for which such Leasing Commission is claimed has taken occupancy of the leased space and commenced paying rent.

            (d) Deposit Reassessment. Lender may, from time to time, based on Lender's review of Leases and leasing information relating to the Property, reassess its estimate of the Monthly TI/LC Deposit and may increase such amount on not less than thirty (30) days written notice to Borrower if Lender determines that an increase is necessary to maintain a proper reserve to pay the costs of likely Tenant Improvements or Leasing Commissions that may arise during the remaining term of the Loan.

            (e) Waiver of Deposits. Notwithstanding anything in the foregoing subparagraphs 4.06(a), (b), (c) and (d) to the contrary, Lender shall waive the requirement of Monthly TI/LC Deposits so long as (i) Lender is satisfied with its annual inspection of the property, and (ii) the Ply Gem Lease or Acceptable Replacement Lease is not in default beyond and applicable notice and cure period.

                                    ARTICLE 5
               COMPLETION OR REPAIRS RELATED TO RESERVE ACCOUNTS;
                          CONDITIONS TO RELEASE OF FUNDS

      50.1. Conditions Precedent to Disbursements from Certain Reserve Accounts. The following provisions apply to each request for disbursement from the Immediate Repair Escrow Account, the Replacement Reserve Account and the TI/LC Reserve Account:

            (a) Disbursement only for Completed Repairs. Disbursements shall be limited to Reserve Items that are fully completed and paid for in full by Borrower except to the extent permitted under Section 5.01(b) of this Loan Agreement and, in the case of Leasing Commissions, fully and unconditionally earned and paid in full by Borrower. At no time shall Lender be obligated to pay amounts to Borrower in excess of the current balance in the applicable Reserve Account at the time of disbursement.

            (b) Partial Completion. Lender may agree to disburse funds for Reserve Items prior to completion thereof where (i) the contractor performing such work requires periodic payments pursuant to the terms of its written contract with Borrower and Lender has given its prior written approval to such contract, and (ii) the cost of the portion of the Reserve Item to be completed under such contract exceeds $10,000.

            (c) Disbursement Request; Maximum Frequency and Amount. Borrower shall submit to Lender a Disbursement Request together with such additional information as Lender may reasonably request in connection with the Disbursement Request at least ten (10)

                                                              Ply Gem Industries
business days prior to the date on which Borrower requests Lender to make a disbursement from a Reserve Account. Unless otherwise agreed to by Lender, Borrower may not submit, and Lender shall not be required to make, more than one
(1) disbursement from each Reserve Account during any calendar month. No Disbursement Request shall be made for less than $2,500 or the total cost of the Reserve Items, if less.

            (d) No Existing Event of Default. Lender may refuse to make any disbursement if an Event of Default exists as of the date on which Borrower submits the Disbursement Request or on the date the disbursement is actually to be made.

            (c) Responsible Officer Certificate. Lender must receive a certificate, signed by a Responsible Officer of Borrower (and, at Lender's option, also signed by Borrower's project architect or engineer if the cost of a single Reserve Item or the aggregated amount of the Disbursement Request exceeds $50,000), which certifies that:

                  (i) All information stated in the Disbursement Request is true and correct in all material respects, each attachment to the Disbursement Request is correct and complete, and if the attachment is a copy of the original, that it is a true and an accurate reproduction of the original;

                  (ii) Each of the Reserve Items to be funded in connection with the Disbursement Request was performed in a good and workmanlike manner and in accordance with all Requirements of Law, and has been paid in full by Borrower;

                  (iii) The Leasing Commission has been fully and unconditionally earned and paid in full by Borrower, if the Reserve Item to be funded is a Leasing Commission.

                  (iv) Subject to Section 5.03, each Party that supplied materials, labor or services has been paid in full (for the portion for which disbursement in sought in the case of disbursements authorized in accordance with Section 5.01 (b) hereof); and

                  (v) In the case of disbursements authorized in accordance with
Section 5.01(b) hereof, the materials for which the request are made are on-site at the Property and properly secured or have been installed in the Property.

            (f) Inspection to Confirm Completion. Prior to making any disbursement which exceeds $50,000 in the aggregate or for a single Reserve Item, Lender may require an inspection of the Property, performed at Borrower's expense, to verify completion thereof.

            (g) Absence of Liens. Lender may require that Borrower provide Lender with any or all of the following: (i) a written lien waiver acceptable to Lender from each party to be paid who is to be receive payment of $25,000 or more in connection with the Disbursement Request; (ii) a search of title to the Property effective to the date of the disbursement which shows no Liens other than the Permitted Encumbrances; or (iii) an endorsement to the Title

                                                              Ply Gem Industries

Insurance Policy which updates the effective date of such policy to the date of the disbursement and shows no Liens other than the Permitted Encumbrances.

            (h) Payment of Lender's Expenses. Borrower shall pay all reasonable expenses incurred by Lender in processing Borrower's Disbursement Request including, without limitation, any inspection costs (whether performed by Lender or an independent inspector selected by Lender) and reasonable legal fees and expenses.

            (i) Other Items Lender Deems Necessary. Lender shall have received such other evidence as Lender reasonably requests in connection with its confirmation that each Reserve Item to be paid in connection with the Disbursement Request has been completed or performed in accordance with the terms of this Loan Agreement.

            5.02. Waiver of Conditions to Disbursement. No waiver given by Lender of any condition precedent to disbursement from a Reserve Account shall preclude Lender from requiring that such condition be satisfied prior to making any other disbursement from a Reserve Account.

            5.03. Direct Payments to Suppliers and Contractors. Lender, at its option, may make disbursements directly to the supplier or contractor to be paid in connection with the Disbursement Request. Borrower's execution of this Loan Agreement constitutes an irrevocable direction and authorization for Lender to make requested payments directly to the supplier or contractor, notwithstanding any contrary instructions from Borrower or notice from Borrower of a dispute with such supplier or contractor. Each disbursement so made by Lender shall satisfy Lender's obligation under this Loan Agreement. If requested by Borrower any disbursement to any one supplier or contractor which is in excess of $10,000 may be paid directly by Lender to such supplier or contractor.

            5.04.  Performance of Reserve Items.

                  (a) Performance of Reserve Items. Borrower agrees to commence or cause Ply Gem to commence and to pursue completion diligently of each Reserve Item which is also identified as a Post-Closing Obligation on
Exhibit I to the Ply-Gem Lease on or before its completion date stated under the Ply Gem Lease. (provided that there shall be no outside date for completion of any item that has no outside date of completion under the Ply-Gem Lease) and to pursue completion diligently of any other Reserve Item when necessary in order to keep the Property in good order and repair, in a good and marketable condition and as necessary to keep any portion thereof from deteriorating, or in the case of Tenant Improvements, when required under the Leases. Borrower shall complete or cause Ply Gem to complete each Reserve Item in a good and workmanlike manner, using only new materials of the same or better quality than that being replaced. All Reserve Items shall be performed in accordance with, and upon completion shall comply with, all Requirements of Law (including without limitation obtaining and maintaining in effect all necessary permits and governmental approvals) and all applicable insurance requirements.


                                                              Ply Gem Industries

            (b) Contracts. Lender shall have the right, at its option, to approve all contracts or work order in excess of $50,000, with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Reserve Items.

            (c) Entry onto Property. In order to perform inspections or, following an Event of Default, to complete Reserve Items which Borrower has failed to perform, Borrower hereby grants Lender and its agents the right, from time to time, to enter onto the Property, subject, in all events, to the rights of any tenant.

            (d) Lender Remedy for Failure to Perform. In addition to Lender's remedies following an Event of Default, Borrower acknowledges that Lender shall have the right (but not the obligation) to complete or perform the Reserve Items for which amounts have been reserved under this Loan Agreement (or pay the Leasing Commissions as applicable) and for such purpose, Borrower hereby appoints Lender its attorney-in-fact with full power of substitution (and which shall be deemed to be coupled with an interest and irrevocable until the Loan is paid in full and the Security Instrument is discharged of record, with Borrower hereby ratifying all that its said attorney shall do by virtue thereof): (i) to complete or undertake such work in the name of Borrower; (ii) to proceed under existing contracts or to terminate existing contracts (even where a termination penalty may be incurred) and employ such contractors, subcontractors, watchmen, agents, architects and inspectors as Lender determines necessary or desirable for completion of such work; (iii) to make any additions, changes and corrections to the scope of the work as Lender deems necessary or desirable for timely completion; (iv) to pay, settle or compromise all existing bills and claims which are or may become Liens against the Property or as may be necessary or desirable for completion of such work; (v) to execute all applications and certificates in the name of Borrower which may be required to obtain permits and approvals for such work or completion of such work; (vi) to prosecute and defend all actions or proceedings in connection with the repair or improvements to the Property; and (vii) to do any and every act which Borrower might do in its own behalf to fulfill the terms of Borrower's obligations under this Loan Agreement. Amounts expended by Lender which exceed amounts held in the Reserve Accounts shall be added to the Maximum Loan Amount, shall be immediately due and payable, and shall bear interest at the Default Rate from the date of disbursement until paid in full.

                                    ARTICLE 6
                      LOAN SECURITY AND RELATED OBLIGATIONS

      6.01. Security Instrument and Assignment of Rents and Leases. Payment of the Loan and performance of the Obligations shall be secured, inter alia, by the Security Instrument and the Assignment of Leases and Rents. Borrower shall execute at closing the Security Instrument and the Assignment of Leases and Rents and abide by its obligations thereunder.

                                                              Ply Gem Industries

      6.02. Assignment Of Property Management Contract. Borrower and the Property Manager, if there is a separate third party Property Manager, shall execute at closing the Assignment of the Property Management Contract and Subordination of Management Fees and to abide by their respective obligations thereunder.

      6.03. Assignment Of Operating Agreements. As security for payment of the Loan and performance by Borrower of all Obligations, Borrower hereby transfers, sets over and assigns to Lender all of Borrower's right, title and interest in and to the Operating Agreements to Lender for security purposes.

      6.04. Pledge Of Property; Grant Of Security Interest. As security for payment of the Loan and performance by Borrower of all Obligations, Borrower hereby pledges, assigns, sets over and transfers to Lender, and grants to Lender a continuing security interest in and to: (a) the Reserve Accounts, (b) all funds and monies from time to time deposited or held in the Reserve Accounts, and (c) all interest accrued, if any, with respect to the Reserve Accounts; provided that Lender shall make disbursements from the Reserve Accounts when, as and to the extent required by this Loan Agreement. The Parties agree that the Reserve Accounts are a "deposit account" within the meaning of Article 9 of the UCC and that this Loan Agreement also constitutes a "security agreement" within the meaning of Article 9 of the UCC. Borrower shall not, without Lender's prior written consent, further pledge, assign, transfer or grant any security interest in any of the Reserve Accounts nor permit any Lien to attach thereto, except as may be created in favor of Lender in connection with the Loan.

      6.05. Environmental Indemnity Agreement. Borrower and each Guarantor will be required to execute at closing the Environmental Indemnity and to abide by their obligations thereunder.

      6.06. Guaranty of Exceptions to Nonrecourse Liability. Each Guarantor will be required to execute at closing the Guaranty of Exceptions to Nonrecourse Liability and to abide by its obligations thereunder.

      6.07. Letter of Credit. As security for performance of the those certain immediate repair items listed in Section 39 and Exhibit I to the Ply Gem Lease, Borrower shall assign and deliver to Lender on the Closing Date the Letters of Credit (payable on sight draft), naming Lender as the sole beneficiary thereof. As security for performance of those certain obligations discussed in that certain Agreement to Convey (the "AGREEMENT TO CONVEY") dated August 27, 2004 between Ply Gem and Borrower, Borrower shall assign and deliver to Lender on the Closing Date, the Ohio Letter of Credit (payable on sight draft), naming Lender as the sole beneficiary thereof. The Letters of Credit and Ohio Letter of Credit shall: (a) be perpetual or for a term of one year with automatic renewals unless Lender receives written notice of non-renewal from the issuing financial institution at least sixty (60) days prior to the expiration of the then current Letter of Credit; (b) be issued by a domestic financial institution that is not an Affiliate of Borrower and that has a long-term senior debt rating by S&P of not less than "A" or such other

                                                              Ply Gem Industries
credit rating as is acceptable to Lender; (c) permit full or partial draws without condition or charge to the beneficiary of the Letter of Credit; ( d) be freely transferable by the beneficiary of the Letter of Credit (and each successor as beneficiary) without restriction or charge and (e) otherwise be acceptable to Lender in all respects. Borrower shall cause the Letter of Credit to remain valid and effective at all times while those certain immediate repair items listed in Section 39 and Exhibit I to the Ply Gem Lease remain to be completed plus an additional thirty (30) days. If Borrower fails to cause the renewal of the Letters of Credit or Ohio Letter of Credit within thirty (30) days prior to their expiration thereof, time being of the essence, Lender shall have the right at any time after the thirtieth (30th) day before such expiration date to draw on such Letters of Credit or Ohio Letter of Credit and to hold the proceeds thereof as a cash escrow. The Letters of Credit shall remain in full force and effect until such time as provided for in Section 39 of the Ply Gem Lease. The Ohio Letter of Credit shall remain in full force and effect until such time as provided for in that certain Agreement to Convey.

      So long as no Event of Default has occurred and is continuing, if the amount Lender requires to be deposited in connection with the Loan with respect to environmental matters is less than the amount of the applicable Environmental Escrow ( as defined in the Ply Gem Lease), then Borrower may cause the substitution of new Letters of Credit in such reduced amounts.

      The Lender's right to draw upon the Ohio Letter of Credit and apply the proceeds thereof shall be determined by that certain Agreement Re: Ohio Property of even date herewith entered into between Borrower and Lender.

      If at any time prior to the full payment of the Loan an Event of Default shall have occurred and be continuing, Lender shall be entitled subject to the rights of Ply Gem under the Ply Gem Lease to draw upon the Letters of Credit, and shall use the proceeds of the Letters of Credit to the extent required to satisfy the Rocky Mount Post-Closing Environmental Obligations, the General Post-Closing Environmental Obligations or Post-Closing Compliance Obligations, as defined in the Ply Gem Lease, as applicable, and be entitled, at its sole discretion, to apply any remaining balance in payment of any charges which have not been made pursuant to the Loan Documents, and any other sums due to Lender in connection with any default or the curing thereof, including, without limitation, any damages incurred by Lender by reason of such default.

      Within ten (10) days of full payment of Loan by Borrower, provided that no Event of Default has occurred and is continuing, Lender shall return the Letters of Credit to Borrower and will execute documents reasonably requested by Borrower to re-assign the Letters of Credit and Ohio Letter of Credit.

                                                              Ply Gem Industries

                                    ARTICLE 7
                       SINGLE PURPOSE ENTITY REQUIREMENTS

      7.01. Commitment to be a Single Purpose Entity. Borrower represents, warrants and covenants to Lender as follows:

            (a) Borrower is a Single Purpose Entity and will continue to be a Single Purpose Entity at all times until the Loan has been paid in full.

            (b) SPE Equity Owner is a Single Purpose Entity and will continue to be a Single Purpose Entity at all times until the Loan has been paid in full.

            (c) The Organizational Chart attached to this Loan Agreement is true, complete and correct.

            (d) The "single purpose entity" provisions included in the organizational documents of Borrower and SPE Equity Owner shall not, without Lender's prior written consent, be amended, rescinded or otherwise revoked until the Loan has been paid in full.

            (e) Prior to the withdrawal or the disassociation of the SPE Equity Owner from Borrower, Borrower shall immediately appoint a new general partner or managing member whose organizational documents are substantially similar to those of the original SPE Equity Owner and, if an opinion letter pertaining to substantive consolidation was required at closing, deliver new substantive consolidation opinion letter with respect to the new SPE Equity Owner and its equity owners which is acceptable in all respects to Lender and to the Rating Agencies if a Securitization has occurred. (The requirements of this subsection shall not be construed to permit a Transfer in violation of Article 10.)

      7.02. Definition of Single Purpose Entity.

            (a) Borrower Criteria. With respect to Borrower, a "SINGLE PURPOSE ENTITY" means a corporation, limited partnership or limited liability company which, at all times since its formation and thereafter:

                  (i) has not and shall not engage in any business or activity, other than with respect to Borrower, the ownership, operation and maintenance of the Property and activities incidental thereto;

                  (ii) has not and shall not, acquire or own any other than with respect to Borrower, the Property and such incidental Personal Property as may be necessary for the operation of the Property;

                  (iii) if such entity is (A) a limited liability company (other than a single member limited liability company which satisfies the requirements of clause (iv) below), has

                                                              Ply Gem Industries
had and shall have at least one member that satisfies the requirements of
Section 7.02(b) below and such member is its managing member, and (B) a limited partnership, all of its general partners have satisfied and shall satisfy the requirements of Section 7.02(b) below;

                  (iv) if such entity is a single member limited liability company, such entity shall be (A) formed and organized under Delaware law and otherwise comply with all other Rating Agency criteria for single member limited liability companies (including, without limitation, the inclusion of a "springing member" and delivery of Delaware single member liability company opinions acceptable in all respects to Lender and the Rating Agencies); and (B) such entity shall have at least one (1) Independent Director on its board of managers; provided however if this Loan becomes part of a securitization and any Rating Agency requires at least two (2) Independent Directors, Borrower shall appoint, or cause the appointment of, a second Independent Director;

                  (v) if such entity is a corporation, has had and shall have at least one (1) Independent Director on its board of directors, provided, however, if this Loan becomes part of a Securitization and any Rating Agency requires at least two (2) Independent Directors, Borrower shall appoint, or cause the appointment of, a second Independent Director;

                  (vi) has and shall preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its formation or organization;

                  (vii) except as permitted in Section 10.02(b), has not and shall not merge or consolidate with any other Person;

                  (viii) has not taken, and shall not take, any action to dissolve, wind-up, terminate or liquidate in whole or in part except as permitted in Section 10.02(b); to sell, transfer or otherwise dispose of all or substantially all of its assets except as permitted in or permit the direct or indirect transfer of any partnership, membership or other Equity Interests, as applicable, other than Permitted Transfers; issue additional partnership, membership or other Equity Interests, as applicable; or seek to accomplish any of the foregoing except as permitted in Section 10.02(b);

                  (ix) shall not, without the unanimous written consent of all Borrower's partners, members, or shareholders, as applicable, and the written consent of 100% of the members of the board of directors of the SPE Equity Owner or board of managers in the case of a single member limited liability company, including without limitation the Independent Director(s): (A) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute;
(B) seek or consent to the appointment of a receiver, liquidator or any similar official; or (C) make an assignment for the benefit of creditors;

                                                              Ply Gem Industries

                  (x) shall not amend or restate its organizational documents if such change would adversely impact the requirements set forth in this Section 7.02;

                  (xi) shall not own any subsidiary or make any investment in, any other Person;

                  (xii) shall not commingle its assets with the assets of any other Person;

                  (xiii) has not, and shall not, incur any debt, secured or unsecured, direct or contingent (including, without limitation, guaranteeing any obligation), other than the Loan and customary unsecured trade payables incurred in the ordinary course of owning and operating the Property provided the same are not evidenced by a promissory note, do not exceed, in the aggregate, at any time a maximum amount of two percent (2%) of the outstanding principal amount of the Loan and are paid within sixty (60) days of the date incurred;

                  (xiv) shall maintain its records, books of account, bank accounts, financial statements, accounting records and other entity documents separate and apart from those of any other Person;

                  (xv) shall only enter into any contract of agreement with any general partner, member, shareholder, principal or Affiliate of Borrower or Guarantor, or any general partner, member, principal or Affiliate thereof, upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties;

                  (xvi) shall not maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

                  (xvii) shall not assume or guaranty the debts of any other Person, hold itself out to be responsible for the debts of another Person, or otherwise pledge its assets for the benefit of any other Person or hold out its credit as being available to satisfy the obligations of any other Person;

                  (xviii) shall not make any loans or advances to any other Person;

                  (xix) shall file its own tax returns as required under federal and state law, provided that, to the extent permitted by applicable state and federal laws and GAAP, Borrower may file consolidated tax returns with Corporate Property Associates 16 Global Incorporated, a Maryland corporation;

                                                              Ply Gem Industries

                  (xx) shall hold itself out to the public as a legal entity separate and distinct from any other Person and conduct its business solely in its own name and shall correct any known misunderstanding regarding its separate identity;

                  (xxi) shall maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                  (xxii) shall allocate shared expenses (including, without limitation, shared office space) and to use separate stationery, invoices and checks;

                  (xxiii) shall pay (or cause the Property Manager to pay on behalf of Borrower from Borrower's fund) its own liabilities (including, without limitation, salaries of its own employees) from its own funds; and

                  (xxiv) shall not acquire obligations or securities of its partners, members or shareholders, as applicable.

            (b) SPE Equity Owner Criteria. With respect to SPE Equity Owner, a "SINGLE PURPOSE ENTITY" means a corporation which, at all times since its formation and thereafter complies in its own right with each of the requirements contained in Section 7.02(a)(iv) - (xxiv), except that:

                  (i) with respect to Section 7.02(a)(i) the SPE Equity Owner shall not engage in any business or activity other than being the sole managing member or general partner, as the case may be, of the Borrower and owing its Equity Interest in Borrower;

                  (ii) with respect to Section 7.02(a)(ii), the SPE Equity Owner has not and shall not acquire or own any assets other than its Equity Interest in Borrower; or

                  (iii) with respect to Section 7.02(a)(xiii) the SPE Equity Owner has not and shall not incur any debt, secured or unsecured, direct or contingent (including, without limitation, guaranteeing any obligation).

                                    ARTICLE 8
                         REPRESENTATIONS AND WARRANTIES

      Borrower represents and warrants to Lender that, as of the Closing Date:

      8.01. Organization; Legal Status. Borrower and each SPE Equity Owner are duly organized, validly existing and in good standing under the laws of its state of formation and Borrower; (a) is duly qualified to transact business and is in good standing in the state where the Property is located; and (b) has all necessary approvals, governmental and otherwise, and full

                                                              Ply Gem Industries
power and authority to own, operate and lease the Property and otherwise carry on its business as now conducted and proposed to be conducted. Borrower's correct legal name is set forth on the first page of this Loan Agreement. Borrower is a "registered organization" within the meaning of the UCC and Borrower's organization identification number issued by its state of organization is correctly stated on the signature page to this Loan Agreement.

      8.02. Power; Authorization; Enforceable Obligations. Borrower has full power, authority and legal right to execute, deliver and perform its obligations under the Loan Documents. Borrower has taken all necessary action to authorize the borrowing of the Loan on the terms and conditions of this Loan Agreement and the other Loan Documents, and Borrower has taken all necessary action to authorize the execution and delivery of its performance under the Loan Documents. The officer or representative of Borrower the Loan Documents has been duly authorized and empowered to do so. The Loan Documents constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally.

      8.03. No Legal Conflicts. The borrowing of the Loan and Borrower's execution, delivery and performance of its obligations under the Loan Documents will not: (a) violate, conflict with, result in a material default (following notice and/or expiration of the related grace/cure period without cure or both, as applicable) under any agreement or the other instrument to which Borrower is a party or by which the Property may be bound or affected, or any Requirements of Law (including, without limitation, usury laws); (b) result in the creation or imposition of any Lien whatsoever upon any of its assets, except the Liens created by the Loan Documents; nor (c) require any authorization or consent from, or any filing with, any Governmental Authority (except for the recordation of the Security Instrument in the appropriate land records in the state where the Property is located and UCC filings relating to the security interest created hereby and by the Security Instrument which are necessary to perfect Lender's security interest in the Property).

      8.04. No Litigation. No action, suit, or proceeding or investigation, judicial, administrative or otherwise (including, without limitation, any reorganization, bankruptcy, insolvency or similar proceeding) currently is pending or, to the best of Borrower's knowledge, threatened or contemplated against or affecting Borrower, SPE Equity Owner, any Guarantor or the Property that has not been disclosed by Borrower in writing to Lender and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

      8.05. Business Purpose of Loan. Borrower will use the proceeds of the Loan solely for the purpose of carrying on a business or commercial enterprise and not for personal, family or household purposes.

      8.06. Warranty of Title. With the exception of that certain portion of the Property now known and numbered as 30499 Tracy Road in the City of Toledo and State of Ohio, Borrower

                                                              Ply Gem Industries
 has good, insurable fee simple title of record to the Property, free and clear of all Liens whatsoever except for the Permitted Encumbrances. The Security Instrument and Assignment of Leases and Rents, when properly recorded in the appropriate recording office, together with the UCC financing statements required to be filed in connection therewith, will create (a) a valid, first priority, perfected lien on the Property subject only to Permitted Encumbrances; and (b) perfected security interests in and to, and perfected assignments as collateral of , all Personal Property (including, without limitation, the Leases), all in accordance with the terms thereof , in each case subject only to any Permitted Encumbrances. None of the Permitted Encumbrances, individually or in the aggregate: (a) materially interfere with the benefits of the security intended to be provided by the Security Instrument, (b) materially and adversely affect the value of the Property, or (c) materially and adversely impair the use and operations of the Property. Borrower owns or has rights in all collateral given as security for the Loan, free and clear of any and all Liens except for the Liens created in favor of Lender in connection with the Loan. Borrower shall forever warrant, defend and preserve the title and the validity and priority of the Liens created in favor of Lender in connection with the Loan and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

      8.07. Condition of the Property. To the actual knowledge of Borrower, except as disclosed in the structural inspection report received by Lender, (i) the Improvements are structurally sound, in good repair and free of defects in materials and workmanship; (ii) all major building systems located within the Improvements (including, without limitation, the heating and air conditioning systems, the electrical systems, plumbing systems; (iii) all liquid and solid waste disposal, septic and sewer systems) are in good working order and condition and in compliance with all Requirements of Law; and (iv) the Property is free from damage caused by fire or other casualty.

      8.08. No Condemnation. No Condemnation proceeding has been commenced or, to the best of Borrower's knowledge, is contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property.

      8.09. Requirements of Law. To the actual knowledge of Borrower, the Property and its present and contemplated use and occupancy are in compliance in all material respects with all Requirements of Law.

      8.10. Operating Permits. To the actual knowledge of Borrower, Borrower or Ply Gem has obtained all licenses, permits, registrations, certificates and other approvals, governmental and otherwise (including, without limitation, zoning, building code, land use and environmental), necessary for the use, occupancy and operation of the Property and the conduct of its business thereat, all of which are in full force and effect as of the date hereof. To the actual knowledge of Borrower without independent investigation, no event or condition currently exists which could result in the revocation, suspension, of forfeiture thereof.

                                                              Ply Gem Industries

      8.11. Separate Tax Lot. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of the Property with the exception of that certain portion of the Property now known and numbered as 125 McGann Row in Middlesex Township, Pennsylvania, provided that Borrower shall obtain a tax lot endorsement for said portion of the Property.

      8.12. Flood Zone. Except as otherwise disclosed on the survey of the Property provided to Lender in connection with the Loan, no portion of the Improvements is located in an area identified by the Federal Emergency Management Agency or any successor thereto, as an area having special flood hazards.

      8.13. Adequate Utilities. The Property is adequately served by all utilities required for the current or contemplated use thereof. To the knowledge of Borrower, all water and sewer systems are provided to the Property by public utilities, and the Property has accepted or is equipped to accept such utility services.

      8.14. Public Access. All public roads and streets necessary for access to the Property for the current use thereof have been completed, are serviceable, and are physically and legally open for use by the public.

      8.15. Boundaries. Based upon the surveys prepared and delivered to Lender in connection with the Loan, to Borrower's actual knowledge, all of the Improvements lie wholly within the boundaries and, except as shown on such surveys, building restriction lines of the Property, and no easements or other encumbrances affecting the Property (including, without limitation, the Permitted Encumbrances) encroach upon any of the Improvements. Based upon the surveys prepared and delivered to Lender in connection with the Loan, to Borrower's actual knowledge, no improvements on adjacent properties encroach upon the Property.

      8.16. Mechanic Liens. No mechanics', materialmen's or similar liens or claims have been, or to the actual knowledge of Borrower may be, filed for work, labor or materials affecting the Property which are or may be Liens prior, equal or subordinate to the Security Instrument.

      8.17. Assessments. No unpaid assessments for public improvements or assessments otherwise affecting the Property currently exist or, to the best of Borrower's knowledge, are pending, nor are improvements contemplated to the Property that may result in any such assessments.

      8.18. Insurance. Borrower has obtained, or caused to be obtained, and delivered to Lender all insurance policies Lender has required pursuant to
Section 9.03 of this Loan Agreement, with all Insurance Premiums prepaid thereunder, reflecting the insurance coverages, amounts and other requirements set forth in this Loan Agreement. To the actual knowledge of Borrower, no claims have been made under any of such insurance policies, and no party, including Borrower, has done, by act or omission, anything which would impair the coverage of any of such insurance policies.

                                                             Ply Gem Industries

      8.19. Leases. With respect to the Leases: (a) the Rent Roll dated as of the Closing Date is true, complete and correct and the Property is not subject to Leases other than the Leases identified on such Rent Roll; (b) Borrower has delivered to Lender complete and accurate copies of all Leases and no verbal or written agreements exist which terminate, modify or supplement the Leases, except as otherwise disclosed to Lender in writing and acknowledged by Lender;
(c) each Lease, by its terms, is subordinate to the lien of the Security Instrument or the subject of a separate subordination agreement subordinating the Lease to the lien of the Security Instrument; (d) Borrower is the sole owner of the entire lessor's interest in the Leases and has not assigned, pledged or otherwise transferred the Rents reserved in the Leases (except to Lender); (e) all of the Leases are bona fide, arms-length agreements with tenants unrelated to Borrower, (f) none of the Rents have been collected for more than one (1) month in advance of the date when due under the Lease (and for such purpose, a security deposit shall not be deemed rent collected in advance and further provided that rent under the Ply Gem Lease may be collected no more than three
(3) months in advance); (g) all security deposits reflected on the Rent Roll have been collected and are being held by Borrower in the full amount reported on the Rent Roll; (h) all work to be performed by Borrower under each Lease has been performed as required and has been accepted unconditionally by the applicable tenant; (i) no offsets or defenses exist in favor of any tenant to the payment of any portion of the Rents and Borrower has no monetary obligation to any tenant under any Lease; (j) Borrower has not received notice from any tenant challenging the validity or enforceability of any Lease; (k) all payments due from tenants under the Leases are current; (l) no tenant under any Lease is in default thereunder, or is a debtor in any bankruptcy, reorganization, insolvency or similar proceeding, or, to the best knowledge of Borrower, has demonstrated a history of payment problems which suggest financial difficulty;
(m) no Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision (provided that the provision in the Ply Gem Lease regarding the Termination Notice for casualty or condemnation, shall not be deemed an option to purchase); and (n) no brokerage commissions, finders fees or similar payment obligations are due and unpaid by Borrower or any Affiliate of Borrower regarding any Lease which have not been disclosed in writing to Lender and for which adequate amounts have not been set aside in the TI/LC Reserve Account.

      8.20. Management Agreement. No change in the Property Manager or Property Management Contract has occurred since the date of the most recent information submitted to Lender with respect thereto, other than has been disclosed in writing to Lender.

      8.21. Financial Condition. Borrower currently is solvent and has received reasonably equivalent value for its granting of the Liens in favor of Lender in connection with the Loan. No change has occurred in the financial condition of Borrower, SPE Equity Owner, Guarantor, or any of their respective constituent equity owners, general partners or managing members which would have a Material Adverse Effect, since the date of the most recent financial statements submitted to Lender with respect to each such party, other than has been disclosed in writing to Lender.

                                                             Ply Gem Industries

      8.22. Taxes. Borrower and SPE Equity Owner have filed all federal, state, county, municipal, and city income tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Borrower does not know of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

      8.23. No Foreign Person. Borrower is not a "foreign person" within the meaning of section 1445(f)(3) of the Tax Code.

      8.24. Federal Regulations. Borrower is not engaged nor will it engage, principally, or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or Regulation G.

      8.25. Investment Company Act; Other Regulations. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940 and the regulations issued thereunder, each as amended. Borrower is not subject to regulations under any federal or state statute or regulation which limits its ability to incur indebtedness.

      8.26. ERISA. (a) Borrower is not and will not be an "employee benefit plan," as defined in section 3(3) of ERISA, subject to Title I of ERISA, (b) none of the assets of Borrower constitute or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. section 2510.3-101, (c) Borrower is not and will not be a "governmental plan" within the meaning of section 3(3) of ERISA, and (d) transactions by or with Borrower are not and will not be subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans.

      8.27. No Illegal Activity as Source of Funds. No portion of the Property has been or will be purchased, improved, equipped or furnished with proceeds of any illegal activity.

      8.28. Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. Borrower, SPE Equity Owner, Borrower's general partner or managing member (if applicable), each Guarantor, and the Property Manager: (i) is not currently identified on the OFAC List, and (ii) is not a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States. Borrower agrees to confirm this representation and warranty in writing on an annual basis if requested by Lender to do so.

      8.29. Brokers and Financial Advisors. Borrower has not dealt with any financial advisor, broker, underwriter, placement agent or finder in connection with the transaction contemplated by this Loan Agreement who may be owed a commission or other compensation which Borrower will not have paid in full as of the Closing Date.

                                                             Ply Gem Industries

      8.30. Complete Disclosure; No Change in Facts or Circumstances. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially inaccurate, incomplete or misleading. All information provided in or supplied with the application for Loan, or in satisfaction of the terms thereof, remains true, complete and correct in all material respects, and no adverse change in any condition or fact has occurred that would make any of such information materially inaccurate, incomplete or misleading.

                                    ARTICLE 9
                               BORROWER CONVENANTS

      9.01. Payment of Debt and Performance of Obligations. Borrower shall fully and punctually pay the Loan and perform the Obligations when and as required by the Loan Documents. Borrower may not prepay the Loan except in strict accordance with this Loan Agreement.

      9.02. Payment of Taxes and Other Lienable Charges.

            (a) Payment Obligation. Borrower shall promptly and fully pay by their due date all Taxes and Other Charges now or hereafter assessed or charged against the Property as they become due and payable. Borrower shall promptly cause to be paid and discharged any Lien which may be or become a Lien against the Property (including, without limitation, mechanic's or materialman's liens). Except to the extent sums sufficient to pay Taxes or Other Charges have been deposited with Lender in accordance with this Loan Agreement, Borrower shall furnish to Lender, upon request, evidence satisfactory to Lender that all Taxes and Other Charges have been paid and are not delinquent.

            (b) Right to Contest. After prior written notice to Lender, Borrower, at its own expense, may contest, or permit Ply Gem to contest, by appropriate legal proceeding, promptly initiated and conducted in good faith with due diligence, the amount or validity or application in whole or in part of any of the Taxes or Other Charges, provided that: (i) no Event of Default exists; (ii) such proceeding suspends the collection of such Taxes or Other Charges and the Property will not be in danger of being sold for such unpaid Taxes or Other Charges, or Borrower has paid all of such Taxes or Other Charges under protest; (iii) such proceeding is permitted under and is conducted in accordance with the provisions of any other instrument to which Borrower or the Property is subject and does not constitute a default thereunder; (iv) if Borrower has not paid the disputed amounts in full under protest, Borrower shall deposit: with Lender cash (or other security as may be approved, in writing, by Lender) in an amount Lender deems sufficient to insure the payment of any such Taxes or Other Charges together with interest and penalties thereon, if any, provided that after a Securitization, one hundred twenty-five percent (125%) of the contested amount (plus anticipated penalty and interest) shall be deposited with Lender; (v) Borrower furnishes to Lender all other items reasonably requested by Lender; and (vi) upon a final determination thereof, Borrower promptly pays the amount of any such

                                                             Ply Gem Industries

Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith. Lender may pay over any security held by Lender pursuant to this Section to the claimant entitled thereto at any time when, in Lender's judgment, the entitlement of such claimant is established, and, to the extent the security posted by Borrower with Lender is insufficient to pay the full amount due (including, without limitation, any penalties or interest thereon), Borrower shall be liable for the deficiency. If Lender pays the deficiency (which Lender shall not be obligated to do), the amount paid by Lender shall be added to principal, shall bear interest at the Default Rate until paid in full and payment of such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.

      9.03. Insurance.

            (a) Insurance Required During the Loan Term. Borrower, at
Borrower's expense, shall obtain and maintain, or cause to be obtained and maintained, during the term of the Loan such insurance coverage (including, without limitation, type, minimum coverage amount, maximum deductible and acceptable exclusions) for Borrower and the Property as Lender deems reasonably necessary considering, among other things, the location and occupancy of the Property and all uses of the Property. Lender reserves the right to periodically review the insurance coverage Lender has required (types, minimum coverage amounts and maximum deductibles) and to increase or otherwise change the required coverage should Lender deem an increase or change to be reasonably necessary under then existing circumstances. Without limiting Lender's rights hereunder in any respect, it shall be deemed reasonable for Lender to require no less coverage than the coverage in place on the Closing Date. Subject to the foregoing, Lender shall require the following insurance coverage to be effective during the term of the Loan, coverage amounts and deductibles to be acceptable to Lender:

                  (i) Property Insurance. Casualty insurance must be maintained for the Improvements and all Personal Property insuring against any peril now or hereafter included within the classification "all risks of physical loss" and in an amount at all times sufficient to prevent Borrower or Lender from becoming a co-insurer within the terms of the applicable policies, but in any event at all times equal to the full replacement cost (as reasonably determined and adjusted from time to time by Lender) of the Improvements and Personal Property (without taking into account any depreciation and exclusive of excavations, footings and foundations, landscaping and paving), without any exclusions for windstorms. In all cases where (A) the outstanding principal balance on the Note exceeds $5 million, or (B) any part of the Improvements constitutes a legal non-conforming use under the Requirements of Law, such insurance must include "Ordinance of Law Coverage," with "Time Element," "Loss to the Undamaged Portion of the Building," "Demolition Cost" and "Increased Cost of Construction" endorsements, in the amount of coverage requested by Lender. The policy must name Lender as an insured mortgagee under a standard mortgagee clause. The maximum deductible shall be $50,000.00 per occurrence, or, so long as the Ply Gem Lease remains in effect, such greater amount (up to a maximum of $100,000.00) as shall be permitted by the Ply Gem Lease,

                                                              Ply Gem Industries
provided, however, that Borrower and Guarantor shall be jointly and severally liable, on a recourse basis, for deductible amounts in excess of $50,000.00.

                  (ii) Insurance against Acts of Terrorism. The insurance coverage provided under Section 9.03(a) in effect as of the Closing Date and during the Loan term must also insure against loss or damage resulting from acts of terrorism or comparable coverage acceptable to Lender in its discretion. The deductible shall not exceed $100,000.00.

                  (iii) Boiler and Machinery Insurance. Broad form boiler and machinery insurance (without exclusion for explosion) and systems breakdown coverage must be maintained, covering all steam boilers, pipes, turbines, engines or other pressure vessels, electrical machinery, HVAC equipment, refrigeration equipment and other similar mechanical equipment located in, on or about the Property in such amount per accident equal to the full replacement cost thereof (as reasonably determined and adjusted from time to time by Lender) and also providing coverage against loss of occupancy or use arising from any breakdown thereof. The policy must name Lender as an insured under a standard joint loss clause and provide that all proceeds are to be paid to Lender.

                  (iv) Flood Insurance. Flood insurance must be maintained if any portion of the Improvements is located in an area identified by the Federal Emergency Management Agency or any successor thereto as a 100-year flood zone or special hazard area. The required coverage amount shall be the maximum allowable per building under the then-current guidelines published by the Federal Emergency Management Agency or any successor thereto. The policy must name Lender as an insured mortgagee under a standard mortgagee clause. The deductible may not exceed the greater of five percent (5%) of net cash flow from the Property, as determined by Lender, or $25,000.00.

                  (v) Business Interruption. Business interruption insurance must by maintained in an amount sufficient to provide the lost rental income for the Property for a period of not less than 1 year from the date of Casualty, with a 6 month extended period of indemnity. For purposes of this coverage, "rental income" means the sum of (A) the total, then ascertainable Rents payable under the Leases and (B) the total ascertainable amount of all other payments to be received by Borrower from third parties which are the legal obligation of the tenants, reduced to the extent such amounts would not be received because of operating expenses not incurred during the period that any portion of the Property cannot be occupied as a result of the Casualty. The policy must name Lender as a loss payee and provide that all proceeds are to be paid to Lender.

                  (vi) Liability Insurance. Commercial general liability insurance coverage must be maintained, covering bodily injury or death and property damage, including all legal liability to the extent insurable and all court costs, legal fees and expenses, arising out of, or connected with, the possession, use, leasing, operation, maintenance or condition of the Property in such amounts generally required by institutional lenders for properties comparable


                                                              Ply Gem Industries
to the Property but in no event for an amount less than $15 million per occurrence and $15 million in the aggregate. The required coverage must provide for claims to be made on an occurrence basis. The policy must name Lender as an additional insured. The insurance coverage required under this subsection (vi) may be satisfied by a layering of Commercial General Liability, Umbrella and Excess Liability Policies, but in no event will the Commercial General Liability policy be written for an amount less than $1,000,000 per occurrence and $2,000,000 aggregate for bodily injury and property damage liability, and in no event shall the Umbrella and Excess Liability policy be written for an amount of less than $5,000,000. Lender may required umbrella coverage which will be evaluated on a case by case basis.

                  (vii) Workers' Compensation Insurance. Workers' compensation insurance must be maintained with respect of all employees employed at the Property, in compliance with the laws of the state in which the Property is located.

                  (viii) Earthquake Insurance. If the Property is located in a high earthquake hazard area, earthquake must be maintained in form, amount and with deductibles satisfactory to Lender.

                  (ix) Other Coverage. Without limiting Lender's rights under this Section 9.03(a), Lender may also require Borrower to maintain builder's risk insurance during any period of construction, renovation or alteration of the Improvements, motor vehicles liability insurance in connection with all owned or non-owned motor vehicles used in connection with the management or maintenance of the Property, sinkhole coverage, fidelity bond coverage for employees handling Rents and other income from the Property, environmental insurance and other insurance with respect to the Property or on any replacements or substitutions thereof or additions thereto and in an amount covering losses to the extent of full replacement cost value against condemnation and/or other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy. If any construction, renovation or alteration of the Improvements is done by Ply Gem under the Ply Gem Lease, then Borrower shall cause Ply Gem to comply with the provisions of the Ply Gem Lease relating thereto. In furtherance of the forgoing, Lender acknowledges and agrees that it may only require Borrower to obtain and maintain environmental insurance or cause the same to be obtained and maintained under the following circumstances:
(i) to the extent that an environmental condition arises that is subject to Environmental Law and affects the Property and such condition was not known to Lender on or before the date hereof or disclosed in the Environmental Report and the cost of Remediation thereof, as reasonably determined by Lender will be more than $500,000; or (ii) to the extent the environmental condition was known to Lender on or before the date hereof or disclosed in the Environmental Report and there has been a material change in said condition such that (a) the cost to remediate has increased by more than $500,000.00 and any reserve or additional security provided to remediate such condition is not sufficient to cover such increased cost, or

                                                              Ply Gem Industries

(b) the condition shall materially impair the use and operation of the business of the tenant at the property;

            (x) Tenant's Insurance. Notwithstanding anything in the Section 9.03 to the contrary, and provided that (i) the Ply Gem Lease or an Acceptable Replacement Lease, as applicable, remains in effect with Ply Gem, or an Acceptable Replacement Tenant, as applicable, as the tenant thereunder, (ii) Ply Gem or an Acceptable Replacement Tenant is not in default beyond the expiration of any applicable notice and cure period under the Ply Gem Lease or an Acceptable Replacement Lease, as applicable, and (iii) Ply Gem or an Acceptable Replacement Tenant carries all insurance required under the Ply Gem Lease or an Acceptable Replacement Lease, as applicable, then the requirements of Sections 9.03(a) shall be deemed satisfied, except that with respect to Borrower's continuing obligation to maintain terrorism insurance, Borrower shall cause Ply Gem or an Acceptable Replacement Tenant at all times to maintain terrorism insurance in such amounts as are customary for properties of sizes, types and uses as the Property. Notwithstanding the foregoing, so long as Ply Gem maintains a self-insured retention limit in excess of $50,000.00, Borrower shall maintain excess liability insurance with a self-insured retention not in excess of $50,000.00 and otherwise meeting the requirements of this Section 9.03 hereof.

      (b) Qualified Insurers; Lender's Consent. All insurance must be issued under valid and enforceable policies of insurance acceptable to Lender and issued by one or more domestic primary insurers authorized to issue insurance in the state in which the Property is located. Each insurer must have a minimum investment grade rating of "A" or better from S & P and an A.M. Best rating of A:IX or better, or from an equivalent comparable credit rating agency acceptable to Lender. With respect to insurance required under Section 9.03(a)(i) above, Lender agrees to accept policies written by Factory Mutual Insurance Company ("F.M. GLOBAL") during any period that F.M. Global does not have an A or better S & P claims paying ability rating, so long as F.M. Global has Best's rating of A:IX or above. Lender's approval of insurance coverage at any time is not a representation or warranty concerning the sufficiency of any coverage or the solvency of any insurer, and Lender shall not be responsible for, nor incur any liability for, the insolvency of the insurer or other failure of the insurer to perform.

      (c) Policy Requirements. All policies must be for a term of not less than a year and name Lender as a beneficiary of such coverage as provided in this
Section 9.03 or otherwise identified by Lender. Each policy must also contain:
(i) an endorsement or provision that permits recovery by Lender notwithstanding the negligent or willful acts or omissions of Borrower, (ii) a waiver of subrogation endorsement as to Lender to the extent available at commercially reasonable rates; (iii) a provision that prohibits cancellation or termination before the expiration date, denial of coverage upon renewal, or material modification without at least thirty (30) days prior written notice to Lender in each instance; and (iv) effective waivers by the insurer of all claims for Insurance Premiums against Lender. If the required insurance coverage is to be provided under a blanket policy covering the Property and other properties and assets not part of the Property, such blanket policy must specify the portion of the total coverage that is

                                                              Ply Gem Industries
allocated to the Property and any sublimit in such blanket policy which is applicable to the Property and shall otherwise comply in all respects with the requirements of this Section 9.03.

            (d) Evidence of Insurance. Borrower must deliver to Lender on or before the Closing Date either (i) the original of each insurance policy required hereunder, (ii) a copy of each original policy certified by the insurance agent to be a true, correct and complete copy of the original; (iii) the insurance binder (Acord Form 25S provided by the insurance carrier) (as well as proof of payment of the first years premium); (iv) a certificate of insurance (Acord Form 28 provided by the insurance agent of, where form Acord Form 28 is not available, a certificate of insurance that confirms the same rights as are confirmed by form Acord Form 28), (v) an original letter from the insurance carrier on the primary layer, signed by an officer of such carrier, attaching the form of insurance policy pursuant to which coverage will be provided (and, if applicable, an original letter from each insurance carrier on the excess layers, signed by an officer of each such carrier, agreeing that it is bound to the form of insurance policy delivered by the primary carrier (i.e., agreeing to "follow form" to the primary carrier)); and (A) each such letter must set forth the date by which the policy will be delivered to the Lender, which must not be more than sixty (60) days following closing and (B) include as attachments all mortgagee/loss payee/additional insured endorsements. Evidence of the required coverage for the first year of the Loan (as well as proof of payment of the first year's premium) must be delivered to Lender on or before the Closing Date and thereafter not less than ten (10) days prior to the expiration date of each policy.

            (e) Lender's Right to Obtain Insurance for Borrower. If Borrower fails to deliver to Lender the evidence of the insurance coverage required by this Loan Agreement and does not cure such deficiency within ten (10) days after Lender's notice of nondelivery, an Event of Default shall be deemed to have occurred (without further cure period or notice) and Lender may procure such insurance at Borrower's expense, without prejudice to Lender's rights upon an Event of Default. All amounts advanced by Lender to procure the required insurance shall be added to principal, secured by the Security Instrument and bear interest at the Default Rate. Lender shall not be responsible for, nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Lender has caused the insurance to be placed with the insurer after Borrower's failure to furnish such insurance.

            (f) Additional Insurance. Borrower shall not obtain insurance for the Property in addition to that required by Lender without Lender's prior written consent, which consent will not be unreasonably withheld provided that
(i) Lender is named insured on such insurance, (ii) Lender receives evidence of such insurance as required by subsection (d) above, and (iii) such insurance complies with all of the applicable requirements set forth in this Loan Agreement.

      9.04. Obligations upon Condemnation or Casualty. If the Property, or any portion thereof, shall be damaged or destroyed by a Casualty or become subject to any Condemnation, the following shall apply:

                                                              Ply Gem Industries

      (a) Generally. Upon receiving notice thereof, Borrower shall promptly notify Lender, in writing, of any actual or threatened Condemnation or of any Casualty that damages or renders unusable the Property or any part thereof and, except as otherwise provided below, shall promptly and diligently pursue, or cause to be pursued, Borrower's claim for a Condemnation award or insurance proceeds, as applicable. Borrower shall not make any agreement in lieu of Condemnation or accept any Condemnation award without Lender's prior written consent, which shall not be unreasonably withheld or delayed. Borrower shall not accept any settlement of insurance proceeds with respect to a Casualty without Lender's prior written consent, which shall not be unreasonably withheld or delayed. If requested by Lender, Borrower agrees to provide copies to Lender of all notices or filings made or received by Borrower in connection with the Casualty or Condemnation or with respect to collection of the insurance proceeds or Condemnation award, as applicable. Notwithstanding that a Casualty or Condemnation has occurred, or that rights to a Condemnation award or insurance proceeds are pending, Borrower shall continue to pay the Loan at the time and in the manner provided in this Loan Agreement.

      (b) Lender Right to Pursue Claim. Borrower hereby grants Lender the authority, at Lender's option, subject to the rights of Ply Gem under the Ply Gem Lease, either : (i) to settle and adjust any claim arising with respect to the Casualty or Condemnation without Borrower's consent, or (ii) to allow Borrower to settle and adjust such claim; provided that, in either case, the insurance proceeds or Condemnation award in excess of $250,000, as applicable, is paid directly to Lender. Borrower hereby appoints Lender its attorney -in-fact with full power of substitution (and which shall be deemed to coupled with an interest and irrevocable until the Loan is paid and the Security Instrument is discharged of record, with Borrower hereby ratifying all that its said attorney shall do by virtue thereof) to endorse any agreements, instruments or drafts received in connection with a Casualty or Condemnation. If any portion of the insurance proceeds or Condemnation award in excess of $250,000, as applicable, should be paid directly to Borrower, Borrower shall be deemed to hold such amounts in trust for Lender and shall promptly remit such amounts to Lender. If the Property is sold, through foreclosure or otherwise, prior to the receipt of the Condemnation award, Lender shall have the right, whether or not a deficiency judgement on the Note shall have been sought, recovered or denied, to receive the proceeds of such sale in an amount sufficient to pay the Loan in full subject, however to the rights of Ply Gem or Acceptable Replacement Tenant under the Ply Gem Lease or Acceptable Replacement Lease. All expenses incurred by lender in the settlement and collection of amounts paid with respect to a Casualty or Condemnation (including, without limitation, reasonable legal fees and expenses) shall be deducted and reimbursed to Lender from the insurance proceeds or Condemnation award, as applicable, prior to any other application thereof. The insurance proceeds or Condemnation award paid or payable on account of a Casualty or Condemnation, as applicable (including all business interruption insurance proceeds paid as a result of such Casualty or Condemnation), less expenses to be reimbursed to Lender hereunder, is referred to herein as the "RESTORATION PROCEEDS."

      (c) Application of Restoration Proceeds; Restoration Obligations. Except as specifically hereafter provided in subsection (d) below, Lender may, in its sole discretion, either

                                                              Ply Gem Industries

            (i) apply the Restoration Proceeds to payment of the Loan, whether or not then due and payable, or (ii) hold and release the Restoration Proceeds to Borrower (A) for the costs of Restoration undertaken by Borrower in accordance with this Loan Agreement and (B) to cover any shortfall in Operating Income as a result of such Casualty or Condemnation that is necessary to pay in full the debt service payments due from Borrower on each Payment Due Date and other Operating Expenses falling due during the period until Restoration is completed; provided, however, that Lender shall have no obligation to release Restoration Proceeds to fund amounts contemplated by clause (B) unless (1) Lender is satisfied that Restoration Proceeds are sufficient to pay in full the estimated cost to complete Restoration and (2) all Operating Expenses to be funded with Restoration Proceeds are approved by Lender. If Lender applies Restoration Proceeds to payment of the Loan and the Loan is still outstanding, interest will continue to accrue and be due on the unpaid principal at the Applicable Interest Rate. If Lender makes the Restoration Proceeds available to Borrower for Restoration, Borrower shall diligently pursue, or cause to be diligently pursued, Restoration so as to restore the Property to at least equal value and substantially the same character as existed immediately prior to such Casualty or Condemnation. All plans and specifications for the Restoration and all contractors, subcontractors and materialmen to be engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to Lender's prior review and approval. Lender may engage, at Borrower's expense, an independent engineer or inspector to assist Lender in its review of the approvals requested of Lender in connection with the Restoration and to periodically inspect the Restoration in progress and upon substantial completion.

      (d) Condition to Release of Restoration Proceeds for Restoration. Lender agrees to make the Restoration Proceeds available to Borrower for Restoration as long as.

            (i) The Restoration Proceeds recovered are less than the outstanding principal balance of the Loan.

            (ii) No Event of Default exists and no Event of Default then exists under the Ply Gem Lease or Acceptable Replacement Lease, as applicable.

            (iii) Borrower demonstrates to Lender's satisfaction that the Restoration Proceeds are sufficient to pay in full the estimated cost to complete Restoration and, if the Ply Gem Lease or an Acceptable Replacement Lease is not in effect, any shortfalls in Operating Income as a result of such Casualty or Condemnation that are anticipated until Restoration is substantially completed, or, if the Restoration Proceeds are determined by Lender to be insufficient to pay such costs in full, Borrower deposits with Lender, in cash or by a cash equivalent acceptable to Lender, the additional amount estimated by Lender to be necessary to pay the full cost of Restoration ("RESTORATION DEFICIENCY DEPOSIT")

            (iv) The Casualty or Condemnation has not occurred in the six (6) months prior to the Maturity Date.

                                                              Ply Gem Industries

            (v) Restoration can be completed not later than the earlier of (A) twelve (12) months from the date the Casualty or Condemnation occurred, (B) the earliest date by which completion is required under the Ply Gem Lease, or an Acceptable Replacement Lease, (C) the earliest date by which completion is required under the Requirements of Law to preserve the right to rebuild the Improvements as they existed prior to the Casualty or Condemnation, (D) the expiration of Borrower's business interruption insurance, or (E) six (6) months prior to the Maturity Date.

            (vi) If a Condemnation has occurred, less than 10% of the Land is taken and the land taken is along the perimeter or periphery of the Land, and no portion of the Improvements are taken.

            (vii) If a Casualty has occurred, less than 25% of the total floor area of the Improvements is damaged or rendered unusable by the Casualty and Borrower demonstrates to Lender's satisfaction that a reasonable means of access exists to the Property and within the Improvements unaffected by Casualty.

            (viii) Borrower demonstrates to Lender's satisfaction that the Ply Gem Lease or an Acceptable Replacement Lease, as applicable, will continue in full force and effect without rent abatement following Restoration and that, upon completion of Restoration, the net cash flow of the Property will be restored to a level sufficient to cover all Operating Expenses of the Property, including without limitation, supporting a Debt Service Coverage Ratio at least equal to, or greater than 1.20 to 1.0.

            (ix) The Property and its use after completion of Restoration will be in compliance with and permitted under, all Requirements of Law.

      (e) Disbursement Procedure; Holdback. If the Restoration Proceeds will be made available by Lender to Borrower for Restoration and the estimated cost of Restoration approved by Lender (together with all other amounts then held by Borrower pursuant to this subsection (c)) is less than $250,000, Lender shall disburse the entire amount of the Restoration Proceeds to Borrower or to Ply Gem at the direction of Borrower, and Borrower hereby covenants and agrees to use, or to cause Ply Gem to use, the Restoration Proceeds solely for Restoration performed in accordance with this Loan Agreement. If, however, the estimated cost of Restoration approved by Lender (together with all other amounts then held by Borrower pursuant to this subsection (e)) is more than $250,000, Lender may retain the Restoration Proceeds in a non-interest bearing escrow account and make periodic disbursement to Borrower (or to Ply Gem at the direction of Borrower) as follows:

            (i) Disbursements for Restoration

                  (A) Lender will disburse Restoration Proceeds for the costs of Restoration to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence reasonably satisfactory to Lender that (1) all materials
                                                              Ply Gem Industries
installed and work and labor performed in connection with the Restoration have been paid in full (except to the extent that they are to be paid out of the requested disbursement), and (2) there exist no notices of pendency, stop orders, mechanic's or materialman' s liens or notices of intention to file same, or any other Liens of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded and discharged of record or, in the alternative, fully insured to Lender's reasonable satisfaction by the title company insuring the Lien of the Security Instrument.

                  (B) Lender may limit disbursements to not more than one (1) per month.

                  (C ) Lender may hold-back from each requested (disbursement an amount equal to the greater of (1)ten percent (10%) of the requested disbursement) or (2) the amount which Borrower is permitted to withhold under its contract with the contractor or supplier to be paid with the proceeds of such disbursement (either a "RESTORATION HOLDBACK"). Amounts held as the Restoration Holdback shall be disbursed once: (1) Lender receives Substantially evidence that Restoration has been substantially Completed (as defined below) in accordance with all Requirements of Law; (2) Lender receives satisfactory evidence that all Restoration costs have been paid in full or will be fully paid from the remaining Restoration Proceeds and the Restoration Holdback; and (3) Lender receives, at Lender's option, a search of title to the Property, effective as of the date on which the restoration Holdback is to be disbursed, showing no liens other than the permitted Encumbrances or an endorsement to its Title Insurance Policy which updates the effective date of such policy to the date on which the Restoration Holdback is to be disbursed and which shows no Line since the date of recordation of the Security Instrument (other than the permitted Encumbrances). As used herein, the term "SUBSTANTIALLY COMPLETED" shall mean the completion of construction, except for miner details of construction, decoration and mechanical adjustment, the non-completion of which will not materially interfere with the use and occupancy of the Property for normal business purposes.

                  (D) Notwithstanding subsection (C) above, Lender may release from the Restoration Holdback payments to a contractor or supplier if: (1) Lender receives satisfactory evidence that such contractor has satisfactory completed its contract with Borrower; (2) such contractor or supplier delivers to Lender an acceptable written waiver of its mechanic's lien, in recordable form; and (3) Borrower provides written consent from the surety company, if any, which has issued a payment or performance bond with respect to such contractor or supplier.

            (ii) Disbursements for Shortfalls in Operating Income. Provided that Lender determines that the Restoration Proceeds are sufficient to pay in full the estimated cost to complete Restoration Proceeds not reserved for Restoration to pay the shortfall in Operating Income necessary to pay (A) first, the debt service payments due from Borrower on each Payment Due Date falling due from the date of the Casualty or Condemnation through the date on which Restoration is substantially completed and (B)
                                                              Ply Gem Industries
provided the Ply Gem Lease has been terminated, and no Acceptable Replacement Lease is them in effect, any Operating Expenses approved by Lender. Lender may require satisfactory evidence that Operating Expenses to be paid have been incurred any may issue payments directly to the Person entitled to the payment claimed as an Operating Expense.

            (iii) Restoration Proceeds Deemed Insufficient. If, in Lender's reasonable judgment, at any time during Restoration, the undisbursed portion of the Restoration Proceeds shall not be sufficient to pay the costs remaining for Restoration to be completed or to pay any shortfall in Operating Income needed to pay in full Borrower's debt service payments on the Loan and Operating Expenses anticipated to be incurred during the period of Restoration, Borrower shall deposit the deficiency with Lender, in cash or by a cash equivalent acceptable to Lender (also called a "RESTORATION DEFICIENCY DEPOSIT"), within ten (10) days after Lender's notice of such deficiency, and no further disbursement of the Restoration Proceeds will be made until such funds are deposited. Amounts held by Lender as the Restoration Deficiency Deposit shall be held by Lender in an interest bearing account and shall be disbursed accordance with this Section 9.04.

            (iv) Consequence of Event of Default. If a default under the Ply Gem Lease has occurred and is continuing or the Ply Gem Lease has been terminated and no Acceptable Replacement Lease is in full force and effect or and Event of Default beyond any applicable notice and/or cure period, Lender shall not be obligated to disburse Restoration Proceeds or amounts from the Restoration Holdback, and upon the occurrence of and Event of Default, any undisbursed portion of the Restoration Proceeds (including the Restoration Deficiency Deposit and the Restoration Holdback) may, at Lender's option, be applied against the Loan, whether or not then due or accelerated, in such order and manner as Lender determines.

            (v) Surplus Restoration Proceeds After Restoration Completion. Any Restoration Proceeds remaining after full payment of Restoration costs and unpaid expenses due to Lender for which Lender is permitted reimbursement under this Section 9.04 shall be released to Borrower provided no Event of Default exists, and Borrower delivers evidence satisfactory to Lender that (i) Restoration has been fully completed in accordance with all Requirements of Law and (ii) the Property is free and clear of all Liens which may be asserted with respect to the Restoration.

      (f) If as a result of a Casualty or Condemnation, the tenant under the Ply Gem Lease makes a rejectable offer under Paragraph 18 thereof, to terminate the Ply Gem Lease as to any Related Premises ( as defined in the Ply Gem Lease ) which is accepted by Borrower, then upon satisfaction of the Casualty Release Criteria (hereinafter defined), Lender shall deliver to Borrower a release or partial release of the Security Instrument for the Related Premises with respect to which the Ply Gem Lease is terminated (hereinafter the "AFFECTED PREMISES"). As used herein, the term "CASUALTY RELEASE CRITERIA" shall mean and refer to the following: (i) Borrower shall have delivered to Lender a sum of money in immediately available funds (the
                                                              Ply Gem Industries

"CASUALTY RELEASE AMOUNT" equal to 115% of the portion of the then current outstanding principal balance of the Note allocated to the Affected Premises; and (ii) the Borrower shall not then be in default hereunder or the other Loan Documents beyond any applicable notice and/or cure period. Upon Lender's receipt of the Casualty Release Amount, Lender shall apply such sum at par, without prepayment penalty or premium or defeasance payment, to reduction of the outstanding principal balance of the Note, and thereafter, at Lender's option in its sole discretion, monthly payments due under the Note shall be recalculated based upon the remaining outstanding Principal balance of the Note, the remainder of the original amortization schedule of the Note and the remaining term of the Loan. Borrower shall not reject any offer to terminate the Ply Gem Lease with respect to an Affected Premises, without first obtaining the written consent of Lender.

            (g) Notwithstanding any provision of this Section 9.04 to the contrary, provided that (i) the Ply Gem Lease remains in effect with Ply Gem as the tenant thereunder, and (ii) Ply Gem is not in default beyond the expiration of any applicable notice and cure period under the Ply Gem Lease, then (A) the requirements of Section 9.04(d)(ii) hereof shall be deemed satisfied, unless a monetary Event of Default or a material non-monetary Event of Default then exists under the Note, this Loan Agreement or any of the other Loan Documents, and (B) the requirements of Sections 9.04(d)(v), (vi), (vii) and hereof shall be deemed satisfied, unless Lender has reasonably determined that the Restoration cannot be reasonably completed on or before the date that is six (6) months prior to the Maturity Date.

      9.05. Inspections and Right of Entry. Subject to the terms of the Ply Gem Lease, Lender and its agents may enter the Property upon prior notice to Borrower (notice to be given unless an Event of Default or an emergency exists, as determined by Lender in good faith) to inspect the Property and Borrower's books and records relating to the Property. In making such entry and inspection, Lender agrees to use reasonable efforts to minimize disturbance to Borrower and tenants of the Property. Lender and its agents shall have access, at all reasonable times, to the Property, including, without limitation, all contracts, plans and specifications, permits, licenses and approvals required or obtained in connection with the property.

      9.06. Leases and Rents.

            (a) Right to Enter into New Leases. Lender's prior written consent shall be required for all Leases at the Property, which consent shall not be unreasonably withheld, provided that Lender's consent shall not be required for assignments and subleases which do not require the consent of the Borrower as landlord under the Ply Gem Lease. Upon request, Borrower shall furnish Lender with executed copies of all Leases. Lender acknowledges receipt and approval of the Ply Gem Lease, which Ply Gem Lease shall constitute one of the Leases.

            (b) Leasing Decisions. Borrower shall not: (i) amend or supplement any Lease or waive any term thereof (including, without limitation, shortening the lease term, reducing rents, granting rent abatements, or accepting a surrender of all or any portion of the

                                                              Ply Gem Industries
leased space) without Lender's prior written consent, which shall not be unreasonably withheld or delayed; (ii) cancel or terminate any Lease (or in the case of the Ply Gem Lease, reject any termination offer); (iii) except to the extent that such consent is not required under the Ply Gem Lease, consent to a tenant's assignment of its Lease or subleasing of space without Lender's prior written consent, which shall not be unreasonably withheld or delayed; or (iv) amend, supplement, waive or terminate any Lease Guaranty without Lender's prior written consent, which stall not be unreasonably withheld or delayed; provided that none of the foregoing actions (taking into account the planned alternative use of the affected space in the case of termination, rent reduction, surrender of space or shortening of term) will have a Material Adverse Effect on the value of the Property taken as a whole and such Lease, as amended, supplemented or waived is otherwise in compliance with the requirements of Section 9.06 (a) hereof; provided, however, that in all events Borrower shall have the right to waive any default under Paragraph 22(a)(iv) and (v) of the Ply Gem Lease without Lender's consent. Termination of a Lease (other than a Major Lease) with a tenant who is in default beyond applicable notice and grace/cure periods shall not be considered action which has a Material Adverse Effect on the value of the Property taken as a whole. Any action with respect to any Lease that does not satisfy the requirements set forth in this Section requires Lender's prior written approval at Borrower's expense (including reasonable legal fees). Borrower shall promptly deliver to Lender a copy of all instruments documenting the action taken, together with written certification from a Responsible Officer that (x) the copies delivered are true, complete and correct copies of the materials represented thereby and (y) Borrower has satisfied all conditions of this Section. Lender's acceptance of Borrower's certification or a copy of such Lease materials shall not be deemed a waiver of the requirements of this Section if the action taken is not in compliance herewith. Lender agrees that to the extent any action by Ply Gem requires Lender's consent, such consent shall not be unreasonably withheld or delayed. If Borrower submits to Lender a written request for approval with respect to a proposed Lease (or a proposed extension, modification or expansion of an existing Lease) and Lender fails to approve or disapprove any such action within 15 Business Days after Lender receives from Borrower such request together with a copy of the final version of such proposed Lease(or proposed extension, modification or expansion of an existing Lease), such action shall be deemed approved, provided that Lender will only be deemed to have given such approval if, and only if, such request includes all to the supporting documentation reasonably necessary for Lender to make a decision regarding such request, as determined by Lender, and includes the following in all capital, bolded, block letters on the first page thereof:

            "THE FOLLOWING REQUEST REQUIRES A RESPONSE WITHIN 15 BUSINESS DAYS OF RECEIPT. FAILURE TO DO SO WILL BE DEEMED AND APPROVAL OF THE REQUEST."

            (c) Observance of Lessor Obligations. Borrower (i) shall observe and perform all obligations imposed upon the lessor under the Lease and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Loan; (ii) upon Lender's request, shall promptly send copies to Lender of all notices of default which Borrower

                                                              Ply Gem Industries
shall send or receive (or may have sent or received) under any non-residential Lease; (iii) shall diligently enforce in a commercially reasonable manner all of the material terms, covenants and conditions contained in the Leases to be observed or performed by the tenant, including but not limited to those items listed on Exhibit I to the Ply Gem Lease; provided, however, that Borrower may, in its sole discretion, waive any breach by Ply Gem or any Acceptable Replacement Tenant of any reporting requirement in the Ply Gem Lease or Acceptable Replacement Lease, (iv) shall not collect any Rents more than one (1) month in advance of the date when due under the Lease (and for this purpose a security deposit shall not be deemed rent collected in advance and provided further that rent under the Ply Gem Lease or Acceptable Replacement Lease may be collected no more than three (3) months in advance); and (v) shall not execute any assignment or pledge of the lessor's interest in any of the Leases or the Rents (other than in connection with the Loan).

            (d) Landlord Waivers. Lender acknowledges that Borrower may enter into certain Landlord Waivers with respect to Ply Gem's equipment, personal property and inventory located in, on and around the Property, and that Borrower shall be entitled to enter into Landlord Waivers in the future without Lender's consent so long as they are entered into in a form approved in advance by Lender and in the normal course of business and contain customary provisions and otherwise reasonably acceptable to Lender requiring the person, firm or entity that finances and/or leases Ply Gem's FF&E to promptly remove Ply Gem's FF&E within a reasonable period of time after a default occurs under the Ply Gem Lease. In addition, Borrower shall be entitled to enter into a consent (and Lender shall also execute such consent if requested by Borrower) to any encumbrance by Ply Gem of its leasehold interest so long as such consent contains reasonable and customary landlord protections. Lender has no obligation to enter into a nondisturbance or recognition agreement with any such leasehold mortgagee unless and until such time as such leasehold mortgagee shall succeed to the interest of Ply Gem under the Ply Gem Lease, in which case Mortgagee shall enter into a subordination, nondisturbance and attornment agreement substantially the same in form and substance to the subordination, nondisturbance and attornment agreement entered into among Borrower, Ply Gem and Lender in connection with the closing of the Loan, so long as any and all monetary defaults under the Ply Gem Lease have been cured by such leasehold mortgagee.

            9.07. Use of Property. Subject to the rights of Ply Gem under the Ply Gem Lease, Borrower shall not allow changes in the use of the Property without Lender's prior written consent, which shall not be unreasonably withheld, delayed or conditioned as to uses permitted by law and under zoning. Borrower shall not initiate, join in, or consent to any change in any private restrictive covenant or zoning or land use ordinance limiting or defining the uses which may be made of the Property. If use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or the nonconforming portion of the Property to be abandoned without Lender's prior written consent.

                                                              Ply Gem Industries

      9.08. Maintenance of Property. Borrower shall maintain or cause Ply Gem or any Acceptable Replacement Tenant to maintain the Property in a good and safe condition and repair. No portion of the Property shall be removed, demolished or materially altered (except for normal repair or replacement or, with respect to the Personal Property belonging to Ply Gem, as otherwise permitted by the terms of the Ply Gem Lease) without Lender's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Unless the Ply Gem Lease is in effect and Ply Gem makes a termination offer pursuant to the terms of Paragraph 18 of the Ply Gem Lease, which termination offer shall be sufficient for and shall be used to pay the applicable portion of the Loan in strict accordance with Section 9.04(f) of this Loan Agreement or to substitute a Property pursuant to Article 19 of this Loan Agreement, which Substitution Property Borrower shall maintain, or cause Ply Gem or any Acceptable Replacement Tenant to maintain, the Substitution Property in a good and safe condition and repair, Borrower shall promptly repair or replace any portion of the Property (or cause the prompt performance thereof) which may become damaged, worn or dilapidated.

      9.09. Waste. Borrower shall not commit or suffer any waste of the Property or do or permit to be done thereon anything that may in any way impair the value of the Property in any material respect (in Lender's sole good faith judgment) or invalidate the insurance coverage required hereunder to be maintained by Borrower. Borrower will not, without Lender's prior written consent, permit any drilling exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Property, regardless of the depth thereof or the method of mining or extraction thereof.

      9.10. Compliance with Laws.

            (a) Obligation to Perform. Borrower shall promptly and fully comply with, or cause to be complied with, in all material respects, all Requirements of now or hereafter affecting the Property. Borrower shall notify Lender promptly of Borrower's knowledge or receipt of any notice related to a violation of any Requirements of Law or of the commencement of any proceedings or investigations which relate to compliance with Requirements of Law. At Lender's request, Borrower shall provide Lender with copies of all notices, reports or other documents relating to any litigation or governmental investigation relating to Borrower or the Property.

            (b) Right to Contest. After prior written notice to Lender, Borrower, at its own expense, may contest or permit Ply Gem or an Acceptable Replacement Tenant to contest by appropriate legal proceedings, promptly initiated and conducted in good faith and with due diligence, the Requirements of Law affecting the Property or alleged violation thereof, provided that: (i) no Event of Default exists; (ii) such proceedings shall be permitted under and be conducted in accordance with the Requirements of Law; (iii) the Property will not be in danger of being sold, forfeited, terminated, cancelled or lost; (iv) non-compliance with such Requirement of Law shall not impose any civil, criminal or environmental liability on Lender or Borrower; (v) if requested by Lender, Borrower deposits with Lender cash (or other security

                                                              Ply Gem Industries

'
acceptable to Lender) in such amount as Lender deems sufficient to cover loss or damage that may result from Borrower's failure to prevail in such contest, provided that after a Securitization, one hundred twenty-five percent (125%) of the amount estimated by Lender is deposited; (vi) Borrower furnishes to Lender all other items reasonably requested by Lender, and (vii) upon a final determination thereof, Borrower promptly complies with the obligations determined to be applicable.

      9.11. Financial Reports, Books and Records.

            (a) Delivery of Financial Statements. Borrower shall keep adequate books and records of accounts with respect to its financial condition and the operation of the Property, in accordance with GAAP consistently applied (or such other method which is reasonably acceptable to Lender), and shall furnish the following to Lender, each prepared in such detail as reasonably required by Lender and certified by a Responsible Officer to be true, complete and correct:

               (i) as soon as available, but in any event within thirty (30) days after the end of each fiscal quarter, a quarterly Rent Roll providing the required information as of end of such fiscal quarter;

               (ii) if at any time the Ply Gem Lease or an Acceptable Replacement Lease is not in effect, as soon as available, but in any event within thirty (30) days after the end of each fiscal quarter, a quarterly operating statement for the Property detailing the operating income received, operating expenses incurred by Borrower, the cost of all Immediate Repairs, Replacements and Tenant Improvements and Leasing Commissions performed or paid by Borrower during such quarter;

               (iii) as soon as available, but in any event within ninety (90) days after the close of Borrower's fiscal year, (A) an annual Rent Roll, presented on an annual basis consistent with the quarterly Rent Rolls described above; and (B) an annual balance sheet and profit and loss statement for Borrower;

               (iv) if at any time the Ply Gem Lease or an Acceptable Replacement Lease is not in effect, as soon as available, but in any event at least thirty(30) days prior to the start of each calendar year, an annual operating budget for the Property presented on a monthly basis consistent with the information required in the quarterly operating statement described above which budget shall be subject to Lender's approval (each such budget as approved, the "APPROVED BUDGET"); and

               (v) if at any time the Ply Gem Lease or an Acceptable Replacement Lease is not in effect, such other financial information or property management information including, without limitation, copies of Borrower's state and federal tax returns, information on tenants under Leases to the extent such information is available to Borrower, and an accounting of security deposits) as may reasonably be required by Lender from time to time.

                                                              Ply Gem Industries

Notwithstanding anything to the contrary in this Section 9.11, if such items requested pursuant to Section 9.11(a)(i)-(v) are delivered at any other than that required under Section 9.11(a)(i)-(v) to Borrower by Ply Gem or an Acceptable Replacement Tenant, Borrower will deliver said items to Lender within ten (10) days of its receipt thereof and Borrower shall upon Lender's request obtain from Ply-Gem or an Acceptable Replacement Tenant said items of other financial information as may be required under the Ply Gem Lease or a Replacement Lease and deliver a copy thereof to Lender promptly upon receipt.

            (b) Lender Audit Rights. Lender and its agents have the right, upon prior written notice to Borrower (notice to be given unless an Event of Default exists), to examine the records, books and other papers which reflect upon Borrower's financial condition or pertain to the income, expense and management of the Property and to make copies and abstracts from such materials. Lender also shall have the right, from time to time (but, in the absence of an Event of Default, existing, not more than annually and upon prior notice to Borrower (notice to be given unless an Event of Default exists), to have an independent audit conducted of any of Borrower's financial information. Lender shall pay the cost of such audit unless Lender performed the audit following the occurrence of an Event of Default to if the results of Lender's audit disclose an error by more than ten percent (10%), in which case (and in addition to Lender's other remedies) Borrower shall pay the cost incurred by Lender with respect to such audit upon Lender's demand. Upon Borrower's failure to pay such amounts, and in addition to Lender's remedies for Borrower's failure to perform, the unpaid amounts shall be added to principal, shall bear interest at the Default Rate until paid in full, and payment of such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.

            (c) Financial Reports from Guarantors and SPE Equity Owner. Borrower shall cause each Guarantor and, at Lender's request, the SPE Equity Owner, to provide to Lender (i) within one hundred twenty (120) days after the close of such party's fiscal year, such party's balance sheet and profit and loss statement (or if such party is an individual, within ninety (90) days after the close of each calendar year, such party's personal financial statements) in form reasonably satisfactory to Lender and prepared by a "big four" accounting firm or another national or regional accounting firm reasonably acceptable to Lender; and (ii) such additional financial information (including, without limitation, copies of state and federal tax returns) as Lender may reasonably require from time to time and in such detail as reasonably required by Lender.

            (d) Data Delivery Failure. If a Data Delivery Failure occurs, Borrower shall pay Lender, without demand, the applicable Data Delivery failure fee on the first Business Day following each occurrence of a Data Delivery Failure . The collection of the Data Delivery Failure Fee shall be in addition to Lender's other rights and remedies under the Loan Documents and, until paid, shall be deemed added to the Debt, secured by the Security Instrument and shall bear interest at the Default Rate.

                                                              Ply Gem Industries

9.12. Performance of Other Agreements. Borrower shall observe and perform (or cause to be observed and performed) in a timely manner each and every obligation to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property or, if Borrower is a party, used in connection with the operation of the Property (including, without limitation, the Operating Agreements). Without limiting the foregoing. Borrower shall (a) give prompt notice to Lender of any notice received by Borrower with respect to any of the Operating Agreements which alleges a default or nonperformance by Borrower thereunder, together with a complete copy of any such notice; (b) enforce, short of termination, performance of the Operating Agreements to be performed or observed, and (c) not terminate or amend, or waive compliance with, any of the Operating Agreements without Lender's prior written consent (which shall not be unreasonably withheld or delayed), except as may be
(i) permitted pursuant to the respective terms thereof or (ii) absent the existence of an Event of Default, done in the ordinary course of business. If the absence of an Operating Agreement that has terminated will have a Material Adverse Effect on the value of the Property, Borrower agrees to enter into a new Operating Agreement in replacement of the terminated Operating Agreement, containing terms and conditions no less favorable to Borrower than the terminated Operating Agreement. Borrower shall notify Lender if Borrower does not replace the terminated Operating Agreement.

9.13. Existence; Change of Name; Location as a Registered Organization. Borrower shall continuously maintain (a) its existence and shall not dissolve or permit its dissolution, and (b) its rights and franchises to do business in any state where the Property is located. Borrower shall not change Borrower's name, legal entity, or its location as a registered organization within the meaning of the UCC, without notifying Lender of such change in writing at least thirty (30) days prior to its effective date, provided, however, that with respect to Borrower's name change,Borrower shall have thirty(30) days to cure and notify Lender of said name change. The notification requirements set forth in this Section are in addition to, and not in limitation of, the requirements of
Article 7. Borrower shall pay all costs and expenses incurred by Lender (including, without limitation, reasonable legal fees) in connection with any change described herein.

      9.14. Property Management.



(a) Borrower shall cause any Property Manager to manage the Property in the manner in which it is currently being maintained. Borrower shall not remove or replace the Property Manager (which, with respect to a Property Manager which is an Affiliate of Borrower, shall be deemed to occur upon a change of Control of the Property Manager) or modify or waive any material terms of the Property Management Contract without Lender's prior written consent, which shall not be unreasonably withheld or delayed, and, if requested by Lender, a Rating Confirmation. Upon replacement of the Property Manager, Borrower shall, and shall cause the new manager of the Property to, execute an Assignment of Property Management Contract in form and substance similar to the Assignment of Property Management Contract executed by the Property Manager. Borrower shall comply with all obligations of Borrower under the

                                                              Ply Gem Industries

Assignment of Property Management Contract. The property management fee and all other fees payable under the Property Management Contract shall not exceed three percent [3%] of gross revenues. Notwithstanding the foregoing, Borrower shall be permitted to manage the property so long as no management fees are paid to Borrower, Borrower is managing the Property in the manner that the property is maintained as of the date hereof, and the Debt Service Coverage Ratio is not less than 1.20 to 1.0. If Borrower ceases self-management and engages a third-party manager for the Property, Borrower shall comply with all of the provisions hereof regarding replacement of the Property Manager, including without limitation, the execution of an Assignment of Property Management Contract on Lender's then standard form and Lender acknowledges that Ply Gem currently self-manages the Property.

            (b) Termination of Property Manager. Irrespective of whether an Event of Default has occurred, Borrower agrees, that if (a) Lender, in its reasonable discretion, determines that the Property is not being properly managed in accordance with management practices customarily employed for properties similar to the Property, or (b) Property Manager becomes insolvent, then Lender may deliver written notice to Borrower and Property Manager, which notice shall specify in reasonable detail the grounds for Lender's determination. If Lender reasonably determines that the conditions specified in Lender's notice are not remedied to Lender's reasonable satisfaction by Borrower or Property Manager within thirty (30) days from receipt of such notice, or if Borrower or Property Manager have failed to diligently undertake correcting such conditions within such thirty (30) day period, Lender may direct Borrower to terminate the Property Management Contract and/or cease self-management and replace Property Manager with a management company acceptable to Lender.

      9.15. ERISA. Borrower shall not engage in any transaction which would cause any obligation or action taken or to be taken hereunder by Borrower (or the exercise by Lender of any of its rights under any of the Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA. Borrower agrees to deliver to Lender such certifications or other evidence throughout the term of the Loan as requested by Lender in its sole discretion to confirm compliance with Borrower's obligations under this Section 9.15 or to confirm that Borrower's representations and warranties regarding ERISA remain true.

      9.16. Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. Borrower shall comply with all Requirements of Law relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect. Without limiting the foregoing, Borrower shall not take any action, or permit any action to be taken, that would cause Borrower's representations and warranties in Section 8.28 of this Loan Agreement to become untrue or inaccurate at any time during the term of the Loan. Borrower shall notify Lender promptly of Borrower's actual knowledge that the representations and warranties in Section 8.28 of this Loan Agreement may no longer be accurate or that any other violation of the foregoing Requirements of Law has occurred or is being investigated by Governmental Authorities. In connection with such an event, Borrower shall comply with all

                                                              Ply Gem Industries

Requirements of Law and directives of Governmental Authorities and, at Lender's request, provide to Lender copies of all notices, reports and other communications exchanged with, or received from, Governmental Authorities relating to such event. Borrower shall also reimburse Lender for any expense incurred by Lender in evaluating the effect of such an event on the Loan and Lender's interest in the collateral for the Loan, in obtaining any necessary license from Governmental Authorities as may be necessary for Lender to enforce its rights under the Loan Documents, and in complying with all Requirements of Law applicable to Lender as the result of the existence of such an event and for any penalties or fines imposed upon Lender as a result thereof.

                                   ARTICLE 10
                    NO TRANSFER OR ENCUMBRANCES; DUE ON SALE

      10.01. Prohibition Against Transfers. Borrower shall not permit any Transfer to be undertaken or cause any Transfer to occur other than a Permitted Transfer. Any Transfer made in violation of this Loan Agreement shall be void.

      10.02. Lender Approval.

            (a) Lender's decision to approve any Transfer proposed by Borrower shall be made in Lender's sole discretion and Lender shall not be obligated to approve any Transfer. Notwithstanding the foregoing, Lender will not unreasonably withhold its consent two (2) times during the term of the Loan to a transfer or sale (but not a pledge, mortgage, assignment, encumbrance or other transfer as security for an obligation) of the Property and Borrower's obligations under the Loan Documents, provided Borrower satisfies all of the conditions set forth in this Section 10.02. Borrower agrees to supply all information Lender may request to evaluate a Transfer, including, without limitation,information regarding the proposed transferee's ownership structure, financial condition and management experience for comparable properties. Borrower acknowledges that Lender may impose conditions to its approval of a Transfer, including, without limitation, (i) no Event of Default, or an event which with the giving of notice or lapse of time or both could become an Event of Default, has occurred and is continuing, or no default under the Ply Gem Lease has occurred and is continuing, (ii) approval of the proposed transferee's ownership structure, financial condition and management experience for comparable properties, (iii) payment of an assumption fee equal to one percent (1%) of the outstanding principal balance of the Loan, except that with respect to any Transfer of the Property to an Affiliate of Borrower, the assumption fees shall be waived, (iv) adding guarantors or changing the scope of the Guaranty, (v) assumption in writing (acceptable to Lender in its sole discretion) by the transferee and a guarantor (which guarantor must be acceptable to Lender in its sole discretion) of all obligations of the transferor and the Guarantor under the Loan Documents and execution and delivery of such other documentation as may be required by Lender and the Rating Agencies, (vi) delivery of a new substantive consolidation opinion, a tax opinion and other applicable opinions as required by Lender and the Rating Agencies, (vii) adjusting amounts

                                                              Ply Gem Industries
required for the Reserve Accounts, and (viii) obtaining Rating Confirmations if a Securitization has occurred. In connection with such transfer, if a transferee of creditworthiness acceptable to Lender, in its sole discretion, assumes all obligations of Corporate Property Associates 16 Global Incorporated pursuant to an assumption agreement and executes an Environmental Indemnity and Guaranty of Recourse Obligations of Borrower acceptable to Lender in its sole discretion, then from and after the date of such assignment, Lender shall release Corporate Property Associates 16 Global Incorporated from all obligations thereafter accruing under the Loan Documents, but not for obligations under the Loan Documents which accrued prior to the date of the transfer.

            (b) Notwithstanding any provision of this Article 10 to the contrary, and provided that no Event of Default has occurred and is continuing under the Loan Documents, Borrower and Corporate Property Associates 16 Global Incorporated shall be permitted at any time and from time to time to transfer or convey (through merger or otherwise) their interests in Borrower and Borrower shall be entitled to transfer the Property, as applicable, to any Affiliate of either of them, provided that following the transfer any new guarantor or guarantors shall satisfy the Net Worth Requirement, without payment of any prepayment or transfer fee so long as such transfer does not result in a downgrade, qualification or withdrawal of the Securities and provided that any transferee of the Property is a single purpose, bankruptcy remote entity (based upon Lender's review of the transferee's organizational structure, and as evidenced by a non-consolidation opinion to be delivered at Lender's request and in form and substance reasonably acceptable to Lender). As used herein, the term "AFFILIATE" refers to another W.P. Carey Parent (as hereinafter defined) or to an entity which controls, is controlled by or is under common control with Corporate Property Associates 14 Incorporated, Corporate Property Associates 15 Incorporated, Corporate Property Associates 12 Incorporated, or their successors, or the Guarantor or any other funds which is a member of the W.P. Carey family of funds (each, a "W.P. CAREY PARENT"). In connection with the transfer of the Property or interests in Borrower to any Affiliate, if the W.P. Carey Parent of such Affiliate (i) assumes all of the obligations of Corporate Property Associates 16 Global Incorporated pursuant to an assumption agreement satisfactory to Lender, in its sole discretion, which assumption agreement provides, among other things for the assumption of all liabilities of whatever nature in connection with the Loan accruing from and after the date of such transfer, and for waivers of any and all defenses in connection with such liabilities and obligations under the Loan Documents and in connection with the assumption and (ii) such transferee delivers to Lender an opinion of counsel as to the enforceability of such assumption and the waivers of defenses thereunder, and a non-consolidation opinion, each in form and substance satisfactory to Lender, in its sole discretion, then upon such transfer, Lender shall release Corporate Property Associates 16 Global Incorporated from all liabilities under the Loan Documents which arise with respect to matters that occur after, but not prior to, such transfer, and (iii) the new W.P. Carey Parent satisfies the Net Worth Requirement. Borrower agrees to pay all of Lender's expenses incurred in connection with reviewing and documenting a Transfer (including, without limitation, the costs of obtaining Rating Confirmations if required), which amounts must be paid by Borrower whether or not the proposed Transfer is approved, if approval is required. Upon Borrower's

                                                              Ply Gem Industries
failure to pay such amounts, and in addition to Lender's remedies for Borrower's failure to perform, the unpaid amounts shall be added to principal, shall bear interest at the Default Rate until paid in full, and payment of such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.

      10.03. Borrower Right to Partial Releases.

            (a) Right to Release. After the Open Date, Borrower shall have the right, from time to time, to obtain a partial release ("PARTIAL RELEASE") of a Release Property from the Security Instrument, Assignment of Leases and Rents and related UCC financing statements. Borrower must provide at least thirty
(30), but no more than sixty (60) days prior written notice to Lender requesting a Partial Release and identifying the Release Property and date upon which it desires to have the Release Property released ("PARTIAL RELEASE DATE"). Prior to Lender's agreement to a Partial Release, each of the following conditions must be satisfied to Lender's reasonable satisfaction:

                  (i) No Event of Default shall have occurred and be continuing at the time Borrower requests a Partial Release or on the Partial Release Date.

                  (ii) On or before the Partial Release Date, Borrower shall deliver to Lender the Defeasance Collateral in an amount calculated on the basis of the Partial Release Price allocated to the Release Property.

                  (iii) As of the Partial Release Date, and after giving effect to the Partial Release to occur on such date the Loan to Value Ratio for the remaining Property is no more than sixty-five percent (65%), as determined by Lender.

                  (iv) As of the Partial Release Date, and, after giving effect to the Partial Release to occur on such date, the Debt Service Coverage Ratio for the remaining Property is at least 1.20:1.00 for the twelve (12) month period immediately preceding the Partial Release with respect to the Remaining Property after giving effect to the Partial Release; all as determined by Lender in its sole discretion.

                  (v) Borrower has delivered to Lender forms of all documents necessary to release the Release Property from the liens created by the Security Instrument, Assignment of Rents and Leases and related UCC financing statements, each in appropriate form required by the state in which the Release Property is located and otherwise satisfactory to Lender in all respects.

                  (vi) Borrower shall deliver to Lender confirmation, in form and substance satisfactory to Lender, that all conditions of partial Defeasance have been met from any applicable Rating Agency that has required as a condition to such partial Defeasance that such conditions have been met.

                                                              Ply Gem Industries

                  (vii) Borrower has complied with the terms and conditions of this Article 10 and Section 2.05 hereof, satisfactory to Lender in all respects.

                  (viii) Borrower has delivered a certificate from a Responsible Officer certifying that the requirements set forth in this Section 10.03 have been satisfied in all material respects.

                  (ix) Borrower has paid all amounts then due and unpaid under the Loan Documents through (and including) amounts due on the Release Date and in connection with the Partial Release.

                  (x) Lender shall have received a copy of a deed conveying all of Borrower's right, title and interest in and to the Release Property to an entity other than Borrower and any SPE Equity Owner and a letter from Borrower countersigned by a title insurance company acknowledging receipt of such deed and agreeing to record such deed in the real estate records of the appropriate recording office in which the Release Property is located.

            (b) Reimbursement of Lender Expenses. Borrower agrees to pay all of Lender's expenses incurred in connection with reviewing and documenting such Partial Release (including, without limitation, the costs of obtaining Rating confirmations if required by Lender), which amounts must be paid by Borrower whether or not the proposed Partial Release is approved or executed. Upon Borrower's failure to pay such amounts, and in addition to Lender's remedies for Borrower's failure to perform, the unpaid amounts shall be added to principal, shall bear interest at the Default Rate until paid in full and payment of such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.

            (c) Liens of Security Instrument Otherwise Unaffected. No Partial Release granted by Lender shall, in any way, impair or affect the lien or priority of the Security Instrument relating to the portion of the Property not included in the Partial Release or improve the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such Partial Release. This Security Instrument shall continue as a Lien and security interest on the portion of the Property not included in a Partial Release.

      10.04 Other Releases of the Mortgaged Property. In addition to the rights granted to Borrower under Section 10.03 with respect to the Release Properties, Lender may release other portions of the Property for such consideration and upon such conditions as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the Lien or priority of the Security Instrument or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and Lender may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. Notwithstanding

                                                              Ply Gem Industries
anything to the contrary herein, Borrower shall have no right to request and Lender shall have no obligation to grant its consent to any release pursuant this Section 10.04.

      10.05. OFAC Compliance; Substantive Consolidation Opinion. Notwithstanding anything to the contrary contained in this Section 10, (a) no transfer (whether or not such transfer shall constitute a Transfer) shall be made to any Person on the OFAC list and (b) in the event any transfer (whether or not such transfer shall constitute a Transfer) results in any Person owning in excess of forty-nine percent (49%) of the ownership interest Borrower or any SPE Equity Owner, Borrower shall, prior to such transfer, deliver a new substantive consolidation opinion letter with respect to the new equity owners which is acceptable in all respects to Lender and to the Rating Agencies if a Securitization has occurred.

                                   ARTICLE 11
                          EVENTS OF DEFAULT; REMEDIES

      11.01. Events of Default. The occurrence of any one or more of the following events shall, at Lender's option, constitute an "Event of Default" hereunder:

            (a) If any payment of principal and interest is not paid in full on or before the fifth (5th) day after the Payment Due Date on which such payment is due (e.g., if the Payment Due Date is the 1st day of month, and Event of Default occurs if the payment is not received on or before the fifth (5th) day of the month);

            (b) If any monthly payment required to be made to a Reserve Account is not paid in full on or before the fifth (5th) day after the Payment Due Date on which such payment is due;

            (c) if unpaid principal, accrued but unpaid interest and all other amounts outstanding under the Loan Documents are not paid in full on or before the Maturity Date;

            (d) If an "Event of Default" as that term is defined under any other Loan Document has occurred;

            (e) If any representation of warranty made by Borrower, SPE Equity Owner or any Guarantor herein, in the Guaranty, in the Environmental Indemnity or in any other Loan Document, or in any certificate, report, financial statement or other instrument or document furnished to Lender in connection herewith or hereafter, or in connection with any request for consent by Lender made during the term of the Loan shall have been false or misleading in any material respect as of the date made and results in a material adverse effect or Lender's sole discretion may result in a material adverse effect;

                                                              Ply Gem Industries

            (f) If Borrower, SPE Equity Owner or any Guarantor shall (i) make an assignment for the benefit of creditors; (ii) generally not be paying its debts as they become due; or (iii) admit in writing its inability to pay its debts as they become due;

            (g) If (i) Borrower, SPE Equity Owner or any Guarantor shall commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors (A) seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it of its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it for all or any substantial part of its assets; or (ii) there shall be commenced against Borrower, SPE Equity Owner or any Guarantor any case, proceeding or other action of a nature referred to in clause (i) above by any party other than Lender which
(A) results in the entry of an order for relief or any such adjudication or appointment, or (B) remains undismissed, undischarged or unbonded for a period of ninety (90) days; or (iii) there shall be commenced against Borrower, SPE Equity Owner or any Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within ninety (90) days from the entry thereof; or (iv) Borrower, SPE Equity Owner or any Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above;

            (h) Any final, non-appealable judgment for monetary damages is entered against Borrower, SPE Equity Owner or any Guarantor which, in Lender's sole opinion applied in a commercially reasonable manner, has a Material Adverse Effect or is not covered to Lender's satisfaction by collectible insurance proceeds;

            (i) If Borrower or SPE Equity Owner violates or fails to comply with any provision of Article 7 of this Loan Agreement (captioned: Single Purpose Entity Requirements);

            (j) If Borrower violates or fails to comply with any of the provisions of Section 9.03 (captioned: Insurance), Section 9.06 (captioned:
Leases and Rents), or upon expiration of any applicable notice and cure periods,
Section 9.13 (captioned: Existence, Change of Name or Location as a Registered Organization); provided that with respect to a violation of Section 9.03, it shall not be an Event of Default if any policy of insurance is cancelled for non-payment of premium if (A) Lender has required that insurance premiums be deposited with Lender pursuant to Section 4.03 hereof and Borrower has timely deposited with Lender sums sufficient to pay the premiums for such policies, and
(B) the failure to keep the policy in full force and effect is due solely to Lender's failure to make a timely disbursement of funds to pay the premiums due on the Policy when Lender is required to do so under this Loan Agreement;

                                                              Ply Gem Industries

            (k) If a Transfer (other than a Permitted Transfer) shall occur without Lender's prior written consent or in violation of the terms of Lender's consent;

            (l) If Borrower abandons or ceases work on any Immediate Repair, Replacement or Tenant Improvement for a period of more than twenty (20) days, unless such cessation results from causes beyond the reasonable control of Borrower and Borrower is diligently pursuing reinstitution of such work;

            (m) If a Lien other than a Permitted Encumbrance is filed against the Property and not removed, insured against or bonded over within thirty (30) days after the filing thereof, unless such Lien is promptly contested in good faith by Borrower as permitted in accordance with Section 9.02(b);

            (n) If Corporate Property Associates 16 Global Incorporated ("GUARANTOR") fails on the last day of any fiscal quarter to maintain (x) an aggregate minimum net worth of at last Twenty-five Million Dollars ($25,000,000.00) an (y) aggregate cash and/or marketable securities (which for purposes hereof shall include, without limitation, short term investments of less than one year) of at least One Million Seven Hundred Sixty-five Thousand and 00/100 Dollars ($l,765,000.00), as determined by Lender in its reasonable discretion ((x) and (y) collectively, the "NET WORTH REQUIREMENT"), and within sixty(60) days from the date Lender notifies Borrower of such failure, Guarantor fails either to (I) deliver to Lender evidence satisfactory to Lender that Guarantor has attained the Net Worth Requirement, or (II) do each of the following (a) identify for Lender an additional guarantor whose net worth
(as determined by Lender in its sole discretion is, at such time, at least equal to the difference between the net worth of Guarantor, and Twenty-Five Million Dollars ($25,000,000.00) and the difference between the cash and/or marketable securities (which for purposes hereof shall include, without limitation,. short term investments of less than one year) of Guarantor and One Million Seven Hundred Sixty-five Thousand Dollars ($1,765,000.00), (b) cause such additional guarantor to execute and deliver to Lender (i) a guaranty of Borrower's recourse obligations under the Note and the other Loan Documents and
(ii) an environmental indemnity agreement, each on substantially the same form as the Guaranty of Recourse Obligations of Borrower and Environmental Indemnity Agreement executed by Guarantor, concurrently herewith; (c) execute and deliver, and/or cause to be executed and delivered, as applicable, such other amendments and modifications to and reaffirmations of the Loan Documents as Lender may reasonably require; and (d) deliver opinions of counsel with respect to said additional Guarantor, such additional guaranty and environmental indemnity, and any such amendments and modifications to and reaffirmations of the Loan Documents as Lender may reasonably required;

            (o) lf Borrower fails to pay the Prohibited Prepayments Fee when required; or

            (p) Except for the specific defaults set forth in this Section 11.01, if any other default occurs hereunder or under any other Loan Document which is not cured (i) in the case of any default which can be cured by the payment of a sum of money, within five (5) days after

                                                              Ply Gem Industries
written notice from Lender to Borrower, or (ii) in the case of any other default, within thirty(30) days after written notice from Lender to Borrower; provided that if a default under clause(ii) cannot reasonably be cured within such thirty (30) day period and Borrower has responsibly commenced to cure such default promptly upon notice thereof from Lender and thereafter diligently proceeds to cure same, such thirty (30) day period shall be extended for so long as it shall require Borrower, in the exercise of due diligence, to cure such default, but in no event shall the entire cure period be more than one hundred five (105) days (except that with respect to a default under the Environmental Indemnity Agreement which requires remediation, the cure period shall be extended without limitation so long as Borrower is in the exercise of due diligence, to cure such default in accordance with the requirements of applicable Environmental Laws, and Lender may, at Borrower's cost, retain an environmental consultant to review Borrower's actions in attempting to cure any default hereunder and advise Lender as to whether, in the opinion of the environmental consultant, Borrower is proceeding to cure such default with due diligence in accordance with said Environmental Laws.

      11.02. Remedies. If an Event of Default occurs, and any applicable grace or cure period expires without cure having been completed, Lender may, at its option, and without prior notice or demand, do and hereby is authorized and empowered by Borrower so to do, any or all of the following:

            (a) Acceleration. Lender may declare the entire unpaid principal balance of the Loan to be immediately due and payable. If such acceleration takes place prior to the Open Date, an amount equal to the Prohibited Prepayment Fee shall be added to balance of the Debt.

            (b) Recovery of Unpaid Sums. Lender may, from time to time, take legal action to recover any sums as the same become due, without regard to whether or not the Loan shall be accelerated and without prejudice to Lender's right thereafter to accelerate the Loan or exercise any other remedy, if such sums remain uncollected.

            (c) Foreclosure. Lender may institute proceedings, judicial or otherwise, for the complete or partial foreclosure of the Security Instrument or the complete or partial sale of the Property under power of sale or under any applicable provision of law. In connection with any such proceeding Lender may sell the Property as an entirely or in parcels or units and at such times and place (at one or more sales) and upon such terms as it may deem expedient unless prohibited by law from so acting.

            (d) Receiver. Lender may apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without regard for the adequacy of the security for the Debt or a showing of insolvency, fraud or mismanagement the part of Borrower. Any receiver or other party so appointed has all powers permitted by law which may be necessary or usual in such cases for the protection, procession, control, management and operation of the Property. Borrower hereby consent, to the extent permitted under applicable law, to the appointment of a

                                                              Ply Gem Industries
receiver or trustee of the Property upon Lender's request if an Event of Default has occurred. At Lender's option, such receiver or trustee shall serve without any requirement of posting a bond.

            (e) Recovery of Possession. Subject to the Requirements of Law and the rights of Ply Gem under the Ply Gem Lease or the rights of any Acceptable Replacement Tenant under an Acceptable Replacement Lease, Lender may enter into or upon the Property, either personally or by its agents, and dispossess and exclude Borrower and its agents and servants therefrom (without liability for trespass, damages or otherwise), and take possession of all books, records and accounts relating to the Property, and Borrower agrees to surrender possession of the Property and all other Property, including without limitation, all documents, books, records and accounts relating to the Property, to Lender upon demand. As a mortgagee-in-possession of the Property, Lender shall have all rights and remedies permitted by law or in equity to a mortgagee-in-possession, including, without limitation, the right to charge Borrower the fair and reasonable rental value for Borrower's use and occupation of any part of the Property that may be occupied or used by Borrower and the right to exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise (including, without limitation, the right to make, cancel, enforce or modify Leases (provided, however, that Lender shall not, prior to completion of foreclosure, agree to any reduction of rent under the Ply Gem Lease or any Acceptable Replacement Lease, modify the term of the Ply Gem Lease or any Acceptable Replacement Lease, or cancel or terminate the Ply Gem Lease or any Acceptable Replacement Lease unless Ply Gem or any Acceptable Replacement Tenant is in default beyond any applicable cure period), obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property).

            (f) UCC Remedies. Lender may exercise with respect to the Property, each right, power or remedy granted to a secured party under the UCC, including, without limitation, (i) the right to take possession of the Property and to take such other measures as Lender deems necessary for the care, protection and preservation of the Property, and (ii) the right to require that Borrower, at its expense, assemble the Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Property sent to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute reasonable notice to Borrower. Lender shall not have any obligation to clean-up or otherwise prepare the Property for sale.

            (g) Apply Funds in Reserve Accounts. Lender may apply any funds then deposited in any or all of the Reserve Accounts and or otherwise held in escrow or reserve (except to the extent that such sums belong to Ply Gem and the terms of the Ply Gem Lease do not permit Borrower, as landlord, to utilize such sums) by Lender under the Loan Documents (including without limitation Restoration Proceeds) as a credit on to Loan, in such priority and proportion as Lender deems appropriate.

            (h) Insurance Policies. Lender may surrender any or all insurance policies maintained as required by this Loan Agreement, unless such policies then belong to Ply Gem,

                                                              Ply Gem Industries
collect the unearned Insurance Premiums and apply such sums as a credit on the Loan, in such priority and proportion as Lender deems appropriate. Borrower hereby appoints Lender its attorney-in-fact with full power of substitution (and which shall be deemed to be coupled with an interest and irrevocable until the Loan is paid and the Security Instrument is discharged of record, with Borrower hereby ratifying all that its said attorney shall do by virtue thereof) to surrender such insurance policies and collect such Insurance Premiums.

            (i) Protection of Lender's Security and Right to Cure. Lender may, without releasing Borrower from any obligation hereunder or waiving the Event of Default, perform the obligation which Borrower failed to perform in such manner and to such extent as Lender deems necessary to protect and preserve the Property and Lender's interest therein, including without limitation (i) appearing in, defending or bringing any action or proceeding with respect to the Property, in Borrower's name or otherwise; (ii) making repairs to the Property or completing improvements or repairs in progress; (iii) hiring and paying legal counsel, accountants, inspectors or consultants; and (iv) paying amounts which Borrower failed to pay. Amounts disbursed by Lender shall be added to the Loan, shall be immediately due and payable, and shall bear interest at the Default Rate from the date of disbursement until paid in full.

            (j) Violation of Laws. If the Property is not in compliance with all Requirements of Laws, Lender may impose additional requirements upon Borrower in connection with such Event of Default including, without limitation, monetary reserves or financial equivalents.

      11.03 Cumulative Remedies; No Waiver; Other Security. Lender's remedies under this Loan Agreement are cumulative (whether set forth in this Article 11 or in any other section of this Loan Agreement) with those in the other Loan Documents and otherwise permitted by law or in equity and may be exercised independently, concurrently or successively in Lender's sole discretion and as often as occasion therefor shall arise. Lender's delay or failure to accelerate the Loan or exercise any other remedy upon the occurrence of an Event of Default shall not be deemed a waiver of such right as remedy. No partial exercise by Lender of any right or remedy will preclude further exercise thereof, Notice or demand given to Borrower in any instance will not entitle Borrower to notice or demand in similar or other circumstances (except where notice is expressly required by this Loan Agreement to be given) nor constitute Lender's waiver of its right to take any future action in any circumstance without notice or demand. Lender may release security for the Loan, may release any party liable therefor, may grant extensions, renewals or forbearances with respect thereto, may accept a partial or past due payment or grant other indulgences, or may apply any other security held by it to payment of the Loan, in each case without prejudice to its rights under the Loan Documents and without such action being deemed an accord and satisfaction or a reinstatement of the Loan. Lender will not be deemed as a consequence of its delay or failure to act, or any forbearance granted, to have waived or be estopped from exercising any of its rights or remedies.
                                                              Ply Gem Industries
                                      -60-

      11.04 Enforcement Costs. Borrower shall pay, on written demand by Lender all costs incurred by Lender in (a) collecting any amount payable under the Loan Documents, or (b) enforcing its rights under the Loan Documents, in each case whether or not legal proceedings are enforcing its rights under the Loan Documents, in each case whether or not legal proceedings are commenced or whether legal action of pursued to final judgment. Such fees and expenses include, without limitation, reasonable fees for attorneys, paralegals, law clerks and other hired professionals, a reasonable assessment of the cost of services performed by Lender's default management staff, court fees, costs incurred in connection with pre-trial, trial and appellate level proceedings, including discovery, and costs incurred in post-judgment collection efforts or in any bankruptcy proceeding. Amounts incurred by Lender shall be added to principal, shall be immediately due and payable, shall bear interest at the Default Rate from the date of disbursement until paid in full, if not paid in full within five (5) days after Lender's written demand for payment, and such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.

      11.05 Application of Proceeds. The proceeds from disposition of the Property shall be applied by Lender as a credit to the Loan and to recovery or reimbursement of the costs of enforcement (contemplated by Section 11.04 above) in such priority and proportion as Lender determines appropriate.

      11.06 Cross-Default; Cross-Collateralization; Waiver of Marshalling of Assets.

            (a) Borrower acknowledges that Lender has made the Loan to Borrower upon the security of its collective interest in the Property and in reliance upon the aggregate of the Property taken together being of greater value as collateral security than the sum of each Individual Property taken separately. Borrower agrees that the Security Instruments are and will be cross-collateralized and cross-defaulted with each other so that (i) an Event of Default under any of the Security Instrument shall constitute an Event of Default under each of the other Security Instrument which secure the Note; (ii) an Event of Default under the Note or this Loan Agreement shall constitute an Event of Default under each Security Instrument; (iii) each Security Instrument shall constitute security for the Note as if a single blanket lien were placed on all of the Properties as security for the Note; and (iv) such cross-collateralization shall in no event be deemed to constitute a fraudulent conveyance.

            (b) To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Property, or to a sale in inverse order of alienation in the event of foreclosure of all or any of the Security Instruments, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Property in preference to every other claimant whatsoever. In addition, Borrower, for itself and its

                                                              Ply Gem Industries
 successors and assigns, waives in the event of foreclosure of any or all of the Security Instruments, any equitable right otherwise available to Borrower which would require the separate sale of the Property or require Lender to exhaust its remedies against any Individual Property or any combination of the Property before proceeding against any other Individual Property or combination or Property; and further in the event of such foreclosure Borrower does hereby expressly consents to and authorizes, at the option of Lender, the foreclosure and sale either separately or together of any combination of the Property.

                                   ARTICLE 12
                  NONRECOURSE-LIMITATIONS ON PERSONAL LIABILITY

      12.01. Nonrecourse Obligation. Except as otherwise provided in this
Article 12 or expressly stated in any of the other Loan Documents, Lender shall enforce the liability of Borrower to perform and observe the obligations contained in this Loan Agreement and in each other Loan Document only against the Property and other collateral given by Borrower as security for payment of the Loan and performance of Borrower's obligations under the Loan Documents and not against Borrower or any of Borrower's principals, directors, officers or employees. Notwithstanding the foregoing, this Article 12 is not applicable to the Environmental Indemnity or to any Guaranty executed in connection herewith.

      12.02. Full Personal Liability. Section 12.01 above shall BECOME NULL AND VOID and the Loan FULLY RECOURSE to Borrower if: (a) the property or any part thereof becomes an asset in a voluntary bankruptcy or other insolvency proceeding; (b) Borrower or SPE Equity Owner commences a bankruptcy or other insolvency proceeding; (c) an involuntary bankruptcy or other insolvency proceeding is commenced against Borrower or any SPE Equity Owner (by a party other than Leader or an investor or participant in the Loan) but only if Borrower or such SPE Equity Owner has field to use its best efforts to dismiss such proceeding or has consented to such proceeding or (d) if Borrower, any SPE Equity Owner, Guarantor or any Affiliate or agent of (x) Borrower,(y) any SPE Equity Owner or (z) any Guarantor has acted in concert with, colluded or conspired with any party to cause the filing of any involuntary bankruptcy or other insolvency proceeding.

      12.03 Personal Liability for Certain Losses. Section 12.01 above SHALL NOT APPLY and Borrower shall be PERSONALLY LIABLE for all losses, claims, expenses or other liabilities incurred by Lender arising out of, or attributable to, any of the following:

            (a) Fraud or material misrepresentation or failure to disclose a material fact by Borrower or any other party in connection with (i) the application for the Loan or the execution and delivery of the Loan Documents or making of the Loan, (ii) any financial statement or any other material certificate, report or document required to be furnished by Borrower to Lender herewith or hereafter, or (iii)any request for Lender's consent made during the term of the Loan;

            (b) A violation of any provision of Article 10 (captioned; No Transfers or Encumbrances; Due On Sale);

                                                              Ply Gem Industries

            (c) Failure by Borrower or the SPE Equity Owner to comply with any provision of Article 7 (captioned: Single Purpose Entity Requirements) or
Section 9.13 (captioned: Existence, Change of Name or Location as a Registered Organization) of the Loan Agreement limited, however, to $5,883,333.00;

            (d) Misapplication or misappropriation of (i) insurance proceeds or condemnation awards payable to Lender in accordance with the Loan Agreement;
(ii) Rent received by Borrower after the occurrence of an Event of Default;
(iii) Rent paid in advance by tenants under the Leases; and (iv)tenant security deposits or other refundable deposits held by or on behalf of Borrower in connection with Leases;

            (e) Fees or commissions paid by any Borrower, after the occurrence and during the continuance of an Event of Default, to any Guarantor , any Affiliate, or any principal of Borrower, any Guarantor or Affiliate, in violation of the Loan Documents limited, however, to $5,883,333.000;

            (f) Damage to or loss of all or any part of the Property as a result of waste, gross negligence or willful misconduct by Borrower or its agents;

            (g) Criminal acts of Borrower, any principal of Borrower, or any Affiliate resulting in the seizure, forfeiture or loss of all or any part of the Property;

            (h) Removal of all or any portion of the Personal Property in violation of the Loan Agreement;

            (i) All amounts contemplated under Section 11.04 and any real estate or other transfer tax incurred to transfer title to the Property in connection with any foreclosure, deed in lieu of foreclosure or non-judicial sale of the Property following the occurrence of an Event of Default (limited, however, to $5,883,333.00); and

            (j) Payment of the deductible amount in excess of $50,000.00 under any casualty insurance maintained in respect of the Property.

      12.04. No Impairment. Nothing contained in this Article 12 shall impair, release or otherwise adversely affect: (a) any lien, assignment or security interest created by the Loan Documents; (b) any indemnity, personal guaranty, master lease or similar instrument now or hereafter made in connection with the Loan (including, without limitation, the Environmental Indemnity and Guaranty);
(c) Lender's right to have a receiver or trustee appointed for the Property; (d) Lender's right to name Borrower as a defendant in any foreclosure action or judicial sale under the Security Instrument or other Loan Documents or in any action for specific performance or otherwise to enable Lender to enforce obligations under the Loan Documents or to realize upon Lender's interest in any collateral given to Lender as security for the Loan; or (e) Lender's right to a judgment on the Note against Borrower if necessary to (i) enforce any guaranty or indemnity provided in connection with the Note, (ii) preserve or enforce its rights or

                                                              Ply Gem Industries
remedies against any Individual Property, or (iii) to obtain any insurance proceeds or condemnation awards to which Lender would otherwise be entitled under this Loan Agreement; provided, however, that any judgment obtained against Borrower shall, except to the extent otherwise expressly provided in this
Article 12, be enforceable against Borrower only to the extent of Borrower's interest in the Property and other collateral securing payment of the Loan and performance of Borrower's obligations under the Loan Documents.

      12.05. No Waiver of Certain Rights. Nothing contained in this Article 12 shall be deemed a waiver of any right which Lender may have under the Bankruptcy Code or applicable law to protect and pursue its rights under the Loan Documents including, without limitation, its rights under Sections 506(a) or any other provision of the Bankruptcy Code to file a claim for the full amount of the Loan or to require that the collateral continues to secure all of the indebtedness owing to Lender under Loan Documents.

                                   ARTICLE 13
                                 INDEMNIFICATION

      13.01. Indemnification Against Claims. Borrower shall indemnify, defend, release and hold harmless Lender and each of the other Indemnified Parties from and against any and all Losses directly or indirectly arising out of, or in any way relating to, or as a result of (a) accident, injury to or death of Persons, or loss of, or damage to, property occurring in, on or with respect to the Property or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways or otherwise arising with respect to the use of the Property;(b)failure of the Property to be in compliance with any Requirements of Law; (c) breach or default of Borrower's representations or obligations under Sections 8.27, 8.28 or 9.16 of this Loan Agreement; (d) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge the lessor's agreements contained in any Lease, unless such undertakings are in writing and signed by Lender; (e) breach or default under the ERISA obligations set forth in Sections 8.26 and 9.15 of this Loan Agreement (including, without limitation, legal fees and costs incurred in the investigations, defense and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion); or (f) any claim, litigation, investigation or proceeding commenced or threatened relating to any of the foregoing, whether or not Indemnified party is a party thereto; provided, however, any such indemnity shall not apply to any Indemnified Party to the extent any such Losses arise from Indemnified Party's gross negligence or willful misconduct(collectively, "INDEMNIFIED CLAIMS").

13.02. Duty to Defend. If an Indemnified Party claims indemnification under this Loan Agreement, the Indemnified Party shall promptly notify Borrower of the Indemnified claim. After notice by any Indemnified party,Borrower shall defend such Indemnified Party against such Indemnified Claim (if requested by any Indemnified Party, in the name of the Indemnified

                                                              Ply Gem Industries

Party) by attorneys and other professionals reasonably approved, in writing, by the Indemnified Party. Notwithstanding the foregoing, any Indemnified Party may, in its sole discretion and at the expense of Borrower, engage its own attorneys and other professionals to defend or assist it if such Indemnified Party determines that the defense as conducted by Borrower is not proceeding or being conducted in a satisfactory manner or that a conflict of interest exists between any of the parties represented by Borrower's counsel in such action or proceeding. Within five (5) business days of Indemnified Party's demand, Borrower shall pay or, in the sole discretion of the costs and expenses (including, without limitation, reasonable attorney fees, engineer fees, environmental consultant fees, laboratory fees and other professionals in connection therewith) Default Rate until paid in full and payment of such amounts shall be secured by the Security Instrument and other collateral given to secure the Loan.

                                   ARTICLE 14
                        SUBROGATION; NO USURY VIOLATIONS

      14.01. Subrogation. If the Loan is used to pay, satisfy, discharge, extend or renew any indebtedness secured by a pre-existing mortgage, deed of trust or other Lien encumbering the Property, then to the extent of funds so used, Lender shall automatically, and without further action on its part, be subrogated to all rights, including lien priority, held by the holder of the indebtedness secured by such prior Lien, whether or not the prior Lien is released, and such former rights are not waived but rather are continued in full force and effect in favor of Lender and are merged with the Liens created in favor of Lender as security for payment of the Loan and performance of the Obligations.

      14.02. No Usury. At no time is Borrower required to pay interest on the Loan or on any other payment due hereunder or under any of the other Loan Documents (or to make any other payment deemed by law or by a court of competent jurisdiction to be interest) at a rate which would subject Lender either to civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to pay. If interest (or such other amount deemed to be interest) paid or payable by Borrower is deemed to exceed such maximum rate, then the amount to be paid immediately shall be reduced to such maximum rate and thereafter computed at such maximum rate. All previous payments in excess of such maximum rate shall be deemed to have been payments of principal (in inverse order of maturity) and not on account of interest due hereunder. For purposes of determining whether any applicable usury law has been violated, all payments deemed by law or a court of competent jurisdictions to be interest shall, to the extent permitted any applicable law, be deemed to be amortized, prorated, allocated and spread over the full term of the Loan in such manner so that interest is computed at a rate throughout the full term of the Loan which does not exceed the maximum lawful rate of interest.

                                                              Ply Gem Industries

                                   ARTICLE 15
                         SALE OR SECURITIZATION OF LOAN

      15.01. Splitting the Note. Lender has the right, from time to time, to sever the Note into one or more separate promissory notes, each secured by all of the Property, in such denominations as Lender determines in its sole discreation (including the creation of a mezzanine loan secured by a collateral assignment of the equity interest in Borrower and SPE Equity Owner) which promissory notes may be included in separate sales or securitizations undertaken by Lender. In conjunction with any such action, Lender may redefine the interest rate and amortization schedule; provided, however: (a) if Lender redefines the interest rate, the initial weighted average of the interest rates contained in the severed promissory notes taken in the aggregate shall equal the Applicable Interest Rate, and (b) if Lender redefines the amortization schedule, the amortization of the severed promissory notes taken in the aggregate shall require no more amortization to be paid under the Loan than as required under this Loan Agreement and the Note at the time such action was taken by Lender. Subject to the foregoing each severed promissory note, and the Loan evidenced thereby, shall be upon all of the terms and provisions contained in this Loan Agreement and the Loan Documents which continue in full force and effect. Borrower, at Borrower's expense, agrees to cooperate with all reasonable requests of Lender to accomplish the foregoing, including, without limitation, execution and prompt delivery to Lender of a severance agreement and such other documents as Lender shall reasonably require, provided that no such agreement may allocate specific collateral given for the Loan as security for performance of specific promissory notes and no separate servicer may be assigned for any separate notes. Borrower hereby appoints Lender its attorney-in-fact with full power of substitution (and which shall be deemed to be coupled with an interest and irrevocable until the Loan is paid and the Security Instrument is discharged of record, with Borrower hereby ratifying all that its said attorney shall do by virtue thereof) to make and execute all documents necessary or desirable to effect the aforesaid severance; provided, however, Lender shall not make or execute any such documents under such power until five (5) days after written notice has been given to Borrower by Lender of Lender's intent to exercise its rights under such power. Borrower's failure to deliver any of the documents requested by Lender hereunder for a period of ten (10) business days after such notice by Lender shall, at Lender's option, constitute an Event of Default hereunder.

      15.02. Lender's Rights to Sell or Securitize. Borrower acknowledges that Lender, and each successor to Lender's interest, may (without prior notice to Borrower or Borrower's prior consent), sell or grant participations in the Loan (or any part thereof), sell or subcontract the servicing rights related to the Loan, Securitize the Loan or include the Loan as part of a Securitization and, in connection therewith, assign Lender's rights hereunder to a securitization trustee. Borrower, at its expense, agrees to cooperate with all reasonable requests of Lender in connection with any of the foregoing including, without limitation, executing any financing statements or other documents deemed necessary by Lender or its transferee to create, perfect or preserve the rights and interest to be acquired by such transferee, provide any updated financial information with appropriate verification through auditors letters, revised organizational

                                                              Ply Gem Industries
documents and counsel opinions satisfactory to the Rating Agencies, and executed amendments to the Loan Documents, and review information contained in a preliminary or final private placement memorandum, prospectus, prospectus, supplements or other disclosure documents, providing a mortgagor estoppel certificate and such other information about Borrower, SPE Equity Owner, any Guarantor or the Property as Lender may require for Lender's offering materials.

      15.03. Dissemination of Information. Borrower acknowledges that Lender may provide to third parties with an exiting or prospective interest in the servicing, enforcement, evaluation, performance, ownership, purchase, participation, or Securitization of the Loan, including, without limitation, any Rating Agency and any entity maintaining databases on the underwriting and performance of commercial mortgage loans, any and all information which Lender now has or may hereafter acquire relating to the Loan, the Property, Borrower, SPE Equity Owner or any Guarantor, as Lender determines necessary or desirable and that such information may be included in disclosure documents in connection with a Securitization or syndication of participation interests, including, without limitation, a prospectus, prospectus supplement, offering memorandum, private placement memorandum or similar document (each, a "DISCLOSURE DOCUMENT")
 and also may be included in filing with the Securities and Exchange
Commission pursuant to the Securities Act on the Securities Exchange Act. To the fullest extent permitted under applicable law, Borrower irrevocably waives all rights, if any, to prohibit such disclosure, including, without limitation, any right of privacy.

      15.04. Reserves Accounts. If the Loan is made a part of a Securitization, Borrower acknowledges that all funds held by Lender in the Reserve Accounts in accordance with this Loan Agreement or the other Loan Documents shall be deposited in "eligible accounts" at "eligible institutions" or invested in "permitted investments" as then defined and required by the Rating Agencies, and this Loan Agreement will automatically be amended to so provide.

      15.05. Securitization Indemnification. Borrower agrees to provide in connection with each Disclosure Document, an indemnification certificate: (a) certifying that such Disclosure Document has carefully been examined, including, without limitation, the section entitled "Special Considerations," and or "Risk Factors," and "certain Legal Aspects of the Mortgage Loan," or similar sections, and all sections relating to Borrower, SPE Equity Owner, Guarantors, Property Manager, their respective Affiliates, the Loan,the Loan Documents and the Property, and any risks or special considerations relating thereto, and that, to the best of such indeminator's knowledge, such sections (and any other sections reasonably requested) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; (b) indemnifying Lender (and for purposes of this Section 15.05, Lender shall include its officers and directors) and the Affiliate of Lender that (i) has filed the registration statement, if any, relating to the Securitization and/or
(ii) which is acting as issuer, depositor, sponsor and/or a similar capacity with respect to the Securitization (any Person described in (i) or (ii), and "ISSUER PERSON"), and each director and officer of any Issuer Person, and each Person or entity who

                                                              Ply Gem Industries
controls any Issuer Person within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act (collectively, "ISSUER GROUP"), and each Person which is acting as an underwriter, manager, placement agent, initial purchaser or similar capacity with respect to the Securitization, each of its directors and officers and each Person who controls any such Person within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act which is acting as an underwriter, manager, placement agent, initial purchaser or similar capacity with respect to the Securitization, each of its directors and officers and each Person who controls any such Person within the meaning of Section 15 of the of the Securities Act and Section 20 of the Securities Exchange Act (collectively, "UNDERWRITER GROUP") for any Losses to which lender, the Issuer Group or the Underwriter Group may become subject insofar as the Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such section or arise out of are based upon the omission or alleged omission to state therein a material fact required to be stated in such sections necessary in order to make the statements in such sections or in light of the circumstances under which they were made, not misleading (collectively, "SECURITIES LIABILITIES"); and (c) agreeing to reimburse Lender, the Issuer Group and the Underwriter Group for any legal or other expenses reasonably incurred by Lender, the Issuer Group and the Underwriter Group in investigating or defending the Securities Liabilities; provided, however, that indemnitor will be liable under clauses(b) or (c) above only to the extent that such Securities liabilities arise out of, or are based upon, any such untrue statement or omission made therein in reliance upon, and in conformity with, information furnished to Lender or any member of the Issuer Group or Underwriter Group by or on behalf of Borrower or a Guarantor in connection with the preparation of the Disclosure Documents or in connection with the underwriting of the Loan, including, without limitation, financial statements of Borrower, SPE Equity Owner or any Guarantor, and operating statements, rent rolls, environmental site assessment reports and property condition reports with respect to the Property. This indemnity is in addition to any liability which Borrower may otherwise have and shall be effective whether or not an indemnification certificate described in (a) above is provided and shall be applicable based on information previously provided by or on behalf of Borrower or a Guarantor if the indemnification certificate is not provided.

                                   ARTICLE 16
                       BORROW FURTHER ACTS AND ASSURANCES
                     PAYMENT OF SECURITY RECORDING CHARGES

      16.01. Further Acts. Borrower's, at Borrower's expense, agrees to take such further actions and execute such further documents as Lender reasonable may request to carry out the intent of the Loan Documents or to establish and protect the rights and remedies created or intended to be created in favor of Lender under the Loan Documents or to protect the value of the Property and Lender's security interest or liens therein. Borrower agrees to pay all filing, registration or recording fees or taxes, and all expenses incident to the preparation, execution, acknowledgement, or filing/recording of the Security Instrument, the Assignment of Leases and

                                                              Ply Gem Industries

Rents, financing statements or any such instrument of further assurance, except where prohibited by law so to do.

      16.02. Replacement Documents. Upon receipt of an affidavit from an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such document, Borrower will issue a replacement original in lieu thereof in the same original principal amount and otherwise on the same terms and conditions as the original; provided, however, that Lender shall reimburse Borrower for any expense, including, without limitation, reasonable attorney's fees up to the amount of $1,000.00 per instance or $2,000.00 in the aggregate, in connection with the issuance of such replacement Note or other Loan Document.

      16.03. Borrower Estoppel Certificates.

            (a) Borrower Information. Borrower, within fifteen (15) days of Lender's written request (but not more than twice annually, provided that no Event of Default has occurred), shall furnish to Lender or Lender's designee a statement, duly acknowledged and certified by a Responsible Officer, setting forth: (i) the Maximum Loan Amount and the amount of principal advanced as of the certificate date;(ii) the unpaid principal amount of the Loan; (iii) the calculation of the rate of interest accruing on the Loan, including the then Applicable Interest Rate; (iv) the Payment Due Date and the Maturity Date; (v) the date installments of interest and/or principal were last paid; (vi) that, except as provided in such statement, no defaults or, to the best knowledge of Borrower, events which would be an Event of Default with the giving of any applicable notice or the expiration of any applicable grace or cure period or both exist; (vii) that the Loan Documents are valid , legal and binding obligations, subject to bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally, and have not been modified or, if modified, giving the particulars of such modifications; (viii) whether any offsets or defenses exist against Borrower's obligation to pay the Loan and perform the Obligations and, if any are alleged to exist, a detailed description thereof; (ix) whether all Leases are in full force and effect, and if not, describing any deficiencies, and, for Leases other than residential Leases, whether or not they have been modified, and if modified, setting forth all modifications; (x)a current Rent Roll for the Property, (xi) the date to which Rents under the Leases have been paid; (xii) whether or not, to the best knowledge of Borrower, any of the tenants under the Leases are in default under the Leases, and, if any of the tenants are in default, setting forth the specific nature of all such defaults; and (xiii) such other matters reasonably requested by Lender and reasonably related to the Leases or the Property.

            (b) Tenant Estoppels. Borrower shall deliver to Lender, promptly upon Lender's written request (but in any event no later than twenty (20) days following Lender's request), duly executed estoppel certificates from tenants identified by Lender attesting to such facts regarding a tenant's non-residential Lease as Lender may require, including, without limitation: (i) that the Lease is in full force and effect with no defaults thereunder on the part of any party, and no event exists that would be an event of default thereunder with giving of any

                                                              Ply Gem Industries
applicable notice or the expiration of any applicable grace or cure period or both, or if one or more defaults exists, specifying the nature thereof; (ii) that none of the Rents have been paid more than one month in advance of the date when due under the Lease, except as a security deposit; and (iii)that the tenant claims no defense or offset against the full and timely performance of its obligations under the Lease, or if such claims exist, specifying the nature thereof. Borrower shall have no obligation to deliver an estoppel certificate from Ply Gem with respect to any matters not required to be certified by ply Gem under the terms of the Ply Gem Lease and no Event of Default shall exist if Ply Gem does not deliver any such estoppel within the required timeframe so long as Borrower is deligently attempting to obtain such estoppel.

            (C) Lender Statement of Loan Information. after written request by Borrower not more than twice annually, Lender shall furnish Borrower a statement setting forth: (i) the original Maximum Loan Amount and the amount of principal advanced by Lender as of the certificate date; (ii) the unpaid principal amount of the Loan; (iii) the rate of interest accruing on the Loan, including the then Applicable Interest Rate; and (iv) the balance of amounts held in the Reserve Accounts, if any.

      16.04. Recording Costs. Borrower will pay all transfer taxes, filing, registration, recording or similar fees, and all expenses incident to the preparation, execution, acknowledgment, recording, filing and/or release or discharge of the Note, the Security Instrument and each of the other Loan Documents, and all modifications, extensions, consolidations, or restatements of the same, except where prohibited by law so to do.

      16.05 Publicity. Borrower acknowledges and agrees that Lender may release publicity articles concerning the financing or servicing of the Loan.

                                   ARTICLE 17
                                 LENDER CONSENT

      17.01.No Joint Venture; No Third Party Beneficiaries. Borrower and Lender intend that the relationships created hereunder and under each of the other Loan Documents are solely those of borrower and lender. Nothing herein or in any of the other Loan Documents is intended to create, nor shall it be construed as creating anything but a debtor-creditor relationship between Borrower and Lender nor shall they be deemed to confer on anyone other than Lender, and its successors and assigns, any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein.

     17.02. Lender Approval. Wherever pursuant to a Loan Document (a) Lender exercises any right to approve or disapprove or to grant or withhold consent;
(b) any arrangement or term is to be satisfactory to Lender; (c) a waiver is requested from Lender, or (d) any other decision is to be made by Lender, all shall be made in Lender's sole discretion, unless expressly provided otherwise in such Loan Document. By approving or granting consent, accepting performance from Borrower, or releasing funds from a Reserve Account, Lender shall not be deemed to have

                                                             Ply Gem Industries
warranted or affirmed the sufficiency, completeness, legality or effectiveness of the subject matter or of Borrower's compliance with Requirements of Laws. Notwithstanding any provision under the Loan Documents which provides Lender the approve or disapprove any action or decision by Borrower, Lender is not thereby opportunity to undertaking the performance of any obligation of Borrower under any of the Loan Documents or any of the other documents and agreements in connection with this transaction(including, without limitation, the Leases).

      17.03. Performance at Borrower's Expense. Borrower acknowledges and agrees that in connection with each request by Borrower to: (a) modify or waive any provision of the Loan Documents; (b) release or substitute Property; (c) obtain Lender's approval or consent whenever required by the Loan Documents including, without limitation, review of a Transfer request, matters affecting a Major Lease, improvements or alterations to the Property, and easements or other additions to Permitted Encumbrances; or (d) provide a subordination, non-disturbance and attornment agreement, Lender reserves the right to collect a review or processing fee from Borrower based on a reasonable estimate of the administrative costs which lender will incur to connection therewith. Borrower agrees to pay such fee along with all reasonable legal fees and expenses incurred by Lender and the fees required for a Rating Confirmation or approval from the trustee if the Loan has been Securitized, as applicable, irrespective of whether the matter is approved, denied or withdrawn. Any amounts payable by Borrower hereunder, shall be deemed a part of the Loan, shall be secured by this Loan Agreement and shall bear interest at the Default Rate if not fully paid within ten (10) days of written demand for payment.

      17.04. Non-Reliance. Borrower agrees that any diligence or investigation performed by or on behalf of Lender in underwriting or servicing the Loan (including, without limitation, information obtained about the Property the Borrower or its equity investors or affiliates) does not in any respect limit or excuse any of Borrower's representations, warranties, covenants or agreements set forth in this Loan Agreement or any of the other Loan Documents. The fact that Lender has performed diligence does not affect Lender's ability or right to rely fully upon the representations, warranties , covenants and agreements made by Borrower in the Loan Documents or to pursue any available remedy for a breach thereof. If Lender delivers or has delivered to Borrower
(or to Borrower's agents, equity investors or representatives) any information obtained or developed by Lender relating to the Loan, the Property or Borrower, Borrower acknowledges and agrees that such information has been delivered for informational purposes only and Lender has no liability of responsibility to Borrower with respect to such information, including, without limitation, the completeness or accuracy of any such information. No due diligence consultant engaged by Lender is or shall deemed an agent of Lender.

                                                              Ply Gem Industries

                                   ARTICLE 18
                            MISCELLANEOUS PROVISIONS

      18.01. Notices. All notices and other communications under this Loan Agreement are to be in writing and addressed to each party as set forth below. Default or demand notices shall be deemed to have been duly given upon the earlier of: (a) actual receipt; (b) one (1) business day after having been timely deposited for overnight delivery, fee prepaid, with a reputable overnight courier service, having a reliable tracking system; or (c) three (3) business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by certified mail, postage prepaid, return receipt requested, and in the case of clause (b) and (c) irrespective of whether delivery is accepted. A new address for notice may be established by written notice to the other, provided, however, that no change of address will be effective until written notice thereof actually is received by the party to whom such address change is sent. Notice to outside counsel or parties other than the named Borrower and Lender, now or hereafter designated by a party as entitled to notice, are for convenience only and are not required for notice to a party to be effective in accordance with this section. Notice addresses are as follows:

      Address for Lender:     GMAC Commercial Mortgage Bank
                              6955 Union Park Center, Suite 330
                              Midvale, Utah 84047
                              Attn.: Servicing Accounting - Manager
                              Fax: 215-328-3478

                              With a required copy to:

                              GMAC Commercial Mortgage Corporation
                              200 Witmer Road
                              Horsham, PA 19044
                              Attn.: PLG Asset Manager
                              Fax: 215-328-1190

      Address for Borrower:   PG (MULTI-16) L.P.
                              c/o W.P. Carey & Co. LLC
                              50 Rockefeller Plaza - 2nd Floor
                              New York, NY 10020
                              Attn.: Director, Asset Management
                              Fax: (212) 492-8922

                                                              Ply Gem Industries
      and                 Reed Smith LLP
                          One Liberty Place
                          Philadelphia, PA 19103
                          Attn.: Chairman, Real Estate Department
                          Fax: (215) 851-1421

      18.02. Entire Agreement; Modifications; Time of Essence. This Loan Agreement, together with the other Loan Documents, contain the entire agreement between Borrower and Lender relating to the Loan and supersede and replace all prior discussions, representations, communications and agreements (oral or written). If any documents relating to the Loan are in conflict, the Note shall control over this Loan Agreement, and this Loan Agreement shall control over all of the other documents. No Loan Document shall be modified, supplemented or terminated, nor any provision thereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought, and then only to the extend expressly set forth in such writing. Time is of the essence with respect to all of Borrower's and Lender's obligations under the Loan Documents.

      18.03. Binding Effect; Joint and Several Obligations. This Loan Agreement and each of the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, whether by voluntary action of the parties or by operation of law.(The foregoing does not modify any conditions regulating Transfers.) Except as specifically provided herein, if Borrower consists of more than one party, each shall be jointly and severally liable to perform the obligations of Borrower under the Loan Documents.

      18.04. Duplicate Originals; Counterparts. This Loan Agreement and each of the other Loan Documents may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Loan Agreement and each of the other Loan Documents (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed agreement even though all signatures do not appear on the same document.

      18.05. Unenforceable Provisions. Any provision of this Loan Agreement or any other Loan Documents which is determined by a court of competent jurisdiction or government body to be invalid, unenforceable or illegal shall be ineffective only to the extend of such holding and shall not affect the validity, enforceability or legality of any other provision, nor shall such determination apply in any circumstance or to any party not controlled by such determination.

      18.06. Governing Law. This Loan Agreement and each of the other Loan Documents shall be interpreted and enforced according to the laws of the State of New York, except that with respect to real estate laws, the law of the state where the Property is located shall govern (in all events without giving effect to rules regarding conflict of laws).

      18.07. Consent to Jurisdiction. Borrower hereby consents and submits to the exclusive jurisdiction and venue of any state or federal court sitting in the county and state where the

                                                              Ply Gem Industries

Property encumbered hereby is located with respect to any legal action or proceeding arising with respect to the Loan Documents and waives all objections which it may have to such jurisdiction and venue. Nothing herein shall, however, preclude or prevent Lender from bringing actions against Borrower in any other jurisdiction as may be necessary to enforce or realize upon the security for the Loan provided in any of the Loan Documents.

      18.08. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH WAIVE THEIR RESPECTIVE RIGHT, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER.

                                   ARTICLE 19
                            SUBSTITUTION OF PROPERTY

      19.01. Substitution of Properties. Subject to the terms of this Section, Borrower may obtain a release of the lien of the Property-related Loan Documents from up to three (3) parcels constituting the Property (the "RELEASE PROPERTY"), which constitute in the aggregate, not more than thirty percent (30%) of the total cash flow of the Property, by substituting therefor an office and/or industrial property of like quality to be owned by a subsidiary of the Guarantor (a "SUBSTITUTE PROPERTY"), provided that the following conditions precedent are satisfied.

            (a) Lender shall have received at least sixty (60) days prior written notice requesting the substitution and identifying the Substitute Property and Release Property.

            (b) Lender shall have received (i) a copy of a deed conveying all of Borrower's right, title and interest in and to the Release Property to a Person other than Borrower or any principal or affiliate of Borrower pursuant to an arms length transaction, and (ii) a letter from Borrower countersigned by a title insurance company acknowledging receipt of such deed and agreeing to record such deed in the real estate records for the county or town (as applicable) in which the Release Property is located simultaneously with the substitution.

            (c) Lender shall have received a current M.A.I. appraisal of the Release Property, the Substitute Property and the Remaining Property (hereinafter defined) in form and substance meeting the standards of prudent institutional lenders prepared within six (6) months prior to the release and substitution (i) showing as to the Substitute Property an appraised value equal to or greater than the appraised value of the Release Property as of the original closing date of the Loan, and (ii) which supports a post-substitution, aggregate loan-to-value ratio, for all properties that will secure the Loan after the substitution, that does not exceed the lesser of (A) the aggregate loan-to-value ratio for the properties securing the Loan as of the original closing date of the Loan or (B) the aggregate loan-to-value ratio of such properties immediately prior to the date of the proposed substitution.

                                                              Ply Gem Industries

         (d) RESERVED.

         (e) Lender shall have received a certificate of Borrower, together with all supporting financial information and other documentation satisfactory to Lender, certifying that, after the substitution (i) with respect to any Remaining Property which shall continue to secure the Loan, the debt service coverage ratio for the twelve (12) months immediately preceding the closing date of the substitution (as determined by Lender in its sole discretion) shall be equal to or greater than the debt service coverage ratio for such Remaining Property (excluding the Substitute Property) during the twelve (12) months immediately preceding the original closing date of the Loan, and (ii) with respect to the Substitute Property, the debt service coverage ratio for the twelve (12) months immediately preceding the date of the substitution (as determined by Lender in its sole discretion) shall be equal to or greater than the corresponding debt service coverage ratio for the Release Property during the twelve (12) months immediately preceding the closing date of the substitution, such that the aggregate debt service coverage ratio for all properties securing the Loan prior to the substitution shall remain unchanged upon the closing date of the substitution notwithstanding the substitution of property securing the Loan. In the event that trailing twelve (12) month net operating income for the Substitution Property is not available, Lender agrees to base its determination of compliance with this subsection (e) upon the best available financial information for the Substitute Property by estimating an underwritten net cash flow amount to be used in lieu of trailing twelve (12) month Net Operating Income.

         (f) Lender shall have received, at the sole cost and expense of Borrower, (i) confirmation in writing from the Rating Agencies to the effect that such release and substitution will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such release and substitution of the Securities issued in connection with the Securitization, and (ii) the consent of the servicer of the Loan, which consent shall not be unreasonably withheld or delayed. If the Loan is not part of a Securitization, Lender shall have consented in writing to such release and substitution, which consent shall be given in Lender's reasonable discretion applying the standard of a prudent institutional lender with respect to a Loan of similar size to be secured by real estate collateral of similar size, scope and value of the Substitute Property.

         (g) No Event of Default shall have occurred and be continuing under the Note, this Loan Agreement or the other Loan Documents and Borrower shall be in compliance in all material respects with all of the terms and conditions set forth in this Loan Agreement and in each other Loan Document. Lender shall have received a certificate from Borrower, in form and substance reasonably satisfactory to Lender and the Rating Agencies, confirming the foregoing, stating that the representations and warranties of Borrower contained in this Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the data of the release and substitution with respect to Borrower, the Remaining Property and the Substitute Property and containing any other representations and warranties with respect to Borrower, the Properties and the Substitute Property, such certificate to be in form and substance satisfactory to Lender or the Rating Agencies, as applicable.

                                                              Ply Gem Industries

      (h) Borrower shall (A) have executed, acknowledged and delivered to Lender
(i) a Security Instrument, an Assignment of Leases and Rents and two UCC-1 Financing Statements with respect to the Substitute Property and the Borrower, together with a letter from Borrower countersigned by a title insurance company acknowledging receipt of such Security Instrument, Assignment of Leases and Rents and UCC-1 Financing Statements and agreeing to record or file, as applicable, such Security Instrument, Assignment of Leases and Rents and one of the UCC-1 Financing Statements in the real estate records for the county or town (as applicable) in which the Substitute Property is located and to file one of the UCC-1 Financing Statement in the office of the Secretary of State (or other central filing office) of the State in which the Borrower is organized, so as to effectively create upon such recording and filing valid and enforceable first priority liens upon the Substitute Property, in favor of Lender, subject only to encumbrances acceptable to Lender in its sole discretion and (ii) an Environmental Indemnity of Inseminator with respect to the Substitute property, and (B) have caused Guarantor to acknowledge and reaffirm its continuing obligations under the other Loan Documents. The Security Instrument, Assignment of Leases and Rents, UCC-1 Financing Statements and Environmental Indemnity shall be on the same form as and substantively equivalent to the counterparts of such documents executed and delivered with respect to the Release Property, subject only to modifications reflecting the substitution and any local law of the State in which the Substitute Property is located. The Security Instrument encumbering the Substitute Property shall secure all amounts then outstanding under the Note, provided that in the event that the jurisdiction in which the Substitute Property is located imposes a mortgage recording, intangibles or similar tax and does not permit the allocation of indebtedness for the purpose of determining the amount of such tax payable, the principal amount secured by such Security Instrument shall be equal to one hundred twenty-five percent (125%) of the Allocated Loan Amount for the Substitute Property. The amount of the Loan allocated to the Substitute Property (such amount being hereinafter referred to as the "SUBSTITUTE ALLOCATED LOAN AMOUNT") shall equal the Allocated Loan Amount of the related Release Property.

      (i) Lender shall have received and ALTA title insurance policy (or a marked, signed and redated commitment to issue such title insurance policy) insuring the lien of the Security Instrument encumbering the Substitute Property, issued by the title company that issued the title insurance policies insuring the lien of the Security Instrument for the Remaining Property and dated as of the date of the substitution. The title insurance policy issued with respect to the Substitute Property shall (1) provide coverage in the amount of the Substitute Allocated Loan Amount if a "tie-in" or similar endorsement described above is available or, if such endorsement is not available, in an amount equal to one hundred twenty-five percent (125%) of the substitute Allocated Loan Amount, (2) insure Lender's valid first lien on the Substitute Property, free and clear of all exceptions from coverage other than encumbrances acceptable to Lender in its sole discretion and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (3) contain such endorsements and affirmative coverages, provided same are available in the jurisdiction in which the Property is located, as a prudent institutional lender would require, including, without limitation, a "first loss" endorsement as of the date of the substitution, a deletion of the creditors rights exclusion and
                                                              Ply Gem Industries
deletion of arbitration provisions, a single tax lot endorsement, and (4) name Lender and its successors and assigns as the insured. Lender also shall have received copies of a closing statement or other evidence showing that all premiums in respect of such endorsements and title insurance policy have been paid. Notwithstanding the foregoing, if a single or separate tax lot endorsement is not available, Borrower shall provide a letter from the appropriate taxing authority stating that the Substitute Property constitutes a separate tax lot.

            (j) Lender shall have received a current survey for the Substitute Property in form and substance reasonably acceptable to Lender, certified to the Borrower, the title company, the Lender and its successors and assigns, on Lender's then current required certification form prepared by a professional land surveyor licensed in the state in which the Substitute Property is located and acceptable to the Rating Agencies, and prepared in accordance with the 1999 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys. Such survey shall reflect the same legal description contained in the title insurance policy relating to such Substitute Property and shall include, among other things, a metes and bounds description of the real Property comprising part of such Substitute Property (unless such real has been satisfactorily designated by lot number on a recorded plat). The surveyor's seal shall be affixed to each survey and each survey shall certify whether or not the surveyed property is located in a flood hazard area."

            (k) Lender shall have received valid certificates of insurance indicating that the insurance requirements for policies of insurance as required hereunder have been satisfied with respect to the Substitute Property and evidencing the payment of all insurance premiums payable for the existing policy period.

            (l) Lender shall have received a Phase I environmental report dated not more than twelve (12) months prior to the proposed date of substitution and otherwise acceptable to a prudent institutional lender and, if recommended under the Phase I environmental report, a Phase II environmental report that would be acceptable to a prudent institutional lender, which reports collectively conclude that the Substitute Property does not contain any Hazardous Materials or Releases and is not subject to a risk of contamination from any on-site activity or off-site Hazardous Materials or Releases; provided, however, in the event that either report discloses that such Substitute Property contains any Hazardous Materials, Release, or a risk of contamination from any on-site activity or off-site Hazardous Materials or Releases, Lender will not disqualify such Substitute Property on the basis of such condition(s); provided, however, in the event that either report discloses that such Substitute Property contains any Hazardous Materials, Release, or a risk of contamination from any on-site activity or off-site Hazardous Materials or Releases, Lender will not disqualify such Substitute Property on the basis of such condition(s); provided further, however, that (i) such condition(s) are capable of and will be remediated to the extent required by Environmental Law, pursuant to any directive from any government authority, and/or required pursuant to the Environmental Indemnity Agreement, dated as of the date hereof, within two (2) years after the effective date of the substitution but, in no event, later than 12 months prior to the Maturity Date and Borrower agrees in writing that failure to complete such

                                                              Ply Gem Industries
remediation as aforesaid shall be an Event of Default; (ii) the cost to remediate such condition(s) shall be established in the Phase I add/or Phase II environmental report and shall not be in excess of five percent(5%) of the appraised value of such Substitute Property but in no event, may the cost be in excess of $300,000 and; (iii) in connection with such remediation, additional security will be delivered prior to the effective date of the substitution, which security shall facilitate the cure of or cure the same, which security may include, without limitation, the posting of a letter of credit that satisfies all of Lender's standard requirements or the establishment of a reserve or escrow in an amount equal to 150% of the cost to cover the remediation, or delivery of environmental insurance (e.g. secured creditor environmental insurance policy). In all respects, to the extent any environmental condition exists, such plan to remediate, the determination of the cost to remediate, and/or additional security provided shall be acceptable to a prudent institutional lender.

            (m) Borrower shall deliver or cause to be delivered to Lender certified (A) updates of all organizational documents of Borrower and its managing member or general partner (including incumbency certificates and certificates of existence, good standing and/or qualification to do business in the states in which the Borrower is organized and in which the properties securing the Loan are located), and (B) resolutions of Borrower authorizing the release and substitution and affirming and ratifying any and all actions taken in connection with such release and substitution.

            (n) Lender shall have received the following opinions of Borrower's counsel: (A) an opinion or opinions of counsel admitted to practice under the laws of the state in which the Substitute Property is located stating that, among other things, the Security Instrument and other Loan Documents delivered with respect to the Substitute Property are valid and enforceable in accordance with their terms, subject to the laws applicable to creditors' rights and equitable principles, and that Borrower is qualified to do business and is in good standing under the laws of the jurisdiction where the Substitute Property is located or that Borrower is not required by Applicable Law to qualify to do business in such jurisdiction; (B) an opinion of counsel acceptable to the Rating Agencies, if the Loan is part of a Securitization, or to Lender if the Loan is not part of a Securitization, stating that the Loan Documents delivered with respect to the Substitute Property pursuant to this section, are among other things, duly authorized, executed and delivered by Borrower and that the execution and delivery of such security instrument and other Loan Documents and the performance by Borrower of its obligations thereunder will not cause a breach of, or a default under its organizational documents, any security instrument, document, agreement or instrument to which Borrower is a party or to which it or its properties are bound or any judgment to which Borrower or its properties are subject; (C) an update of any insolvency and/or non-consolidation opinion previously provided to Lender indicating that the substitution does not affect the opinions set forth therein; (D) if the Loan is part of a Securitization , an opinion of counsel acceptable to the Rating Agencies that the substitution does not constitute a "significant modification" of the Loan under Section 1001 of the Code or otherwise cause a tax to be imposed on a "prohibited transaction" by any REMIC Trust.

                                                              Ply Gem Industries

            (o) Borrower shall (i) have paid, (ii) have escrowed with Lender or
(iii) be contesting in accordance with the terms hereof, all basic carrying costs relating to each of the properties securing the Loan prior to the substitution, as well as the Substitute Property, including without limitation,
(x) accrued but unpaid Insurance Premiums, (y) currently due and payable Taxes (including any in arrears) and (z) currently due and payable charges, if any.

            (p) Borrower shall have paid or reimbursed Lender for all costs and expenses incurred by Lender (including, without limitation, reasonable attorneys' fees and disbursements) in connection with the release and substitution and Borrower shall have paid all recording charges, filing fees, taxes or other expenses (including, without limitation, mortgage and intangibles taxes and documentary stamp taxes) payable in connection with the substitution. Borrower shall have paid all costs and expenses of the Rating Agencies incurred in connection with the substitution.

            (q) Lender shall have received annual operating statements and occupancy statements for the Substitute Property for the most current completed fiscal year and a current operating statement for the Release Property, each certified by Borrower to Lender as being true and correct in all material respects and a certificate from Borrower certifying that there has been no material adverse change in the financial condition of the Substitute Property since the date of such operating statements.

            (r) Lender shall have received copies of all Leases affecting the Substitute Property, certified by Borrower as being true and correct.

            (s) Lender shall have determined that tenants occupying 100% of the net rentable space at the Substitute Property have taken occupancy on a rent-paying basis and are open for business at the Substitute Property. Borrower shall have delivered to Lender a certified rent roll and estoppel certificates from all tenants at the Substitute Property. All such estoppel certificates shall be substantially on Lender's then current standard form and shall indicate that (1) the subject Lease is a valid and binding obligation of the tenant thereunder and that the tenant is open for business and occupying the property on a full rent-paying basis, (2) to the best of the tenant's knowledge, there are no defaults under such Lease on the part of the landlord or tenant, (3) the tenant has no Knowledge of any defense or offset to the payment of rent under such Lease, (4) no rent under such Lease has been paid more than one (1) month in advance or as otherwise provided in a Lease which has been approved by Lender, (5) the tenant has no option to purchase all or any portion of the Substitute Property, and (6) all tenant improvement work required under such Lease has been substantially completed and the tenant under such Lease is in actual occupancy of its leased premises. If an estoppel certificate indicates that any tenant improvement work required under the relevant Lease has not yet been completed. Borrower, at Lender's option, shall deliver to Lender financial statements indicating that Borrower has adequate funds to pay all costs related to such tenant improvement work as required under such Lease or deliver to Lender the amount of 125% of the estimated cost of such tenant improvement.

                                                              Ply Gem Industries
work for deposit into and disbursement in accordance with the Tenant Improvement and Leasing Commission Reserve.

            (t) Lender shall have received subordination agreements on Lender's then current standard form (or such other form approved by Lender) with respect to all tenants, including Ply Gem, if applicable, at the Substitute Property to the extent such Leases are not automatically subordinate (in lien and in terms) to Lender's Loan and the security instrument.

            (u) Lender shall have received an engineering report with respect to the Substitute Property from an engineer on Lender's approved consultant list starting that the Substitute Property is in good condition and repair and free of damage or waste or in the event such report indicates the need for immediate or on-going repairs at the Substitute Property, Lender shall have established a reserve in the amount of 125% of the estimated cost of completing such immediate or on-going repairs, provided, however, in no event shall Lender be obligated to accept a Substitute Property if the physical condition report relating to such Substitute Property indicates any damage or deficiencies which in Lender's judgment create a risk to the safety or well-being to the occupants of substitute Property.

            (V) RESERVED.

            (w) Lender Shall have received evidence reasonably satisfactory to Lender (including, without limitation, a zoning endorsement, property and zoning report, and/or municipality letter substantially on Lender's then current form) that the Substitute Property and its use comply in all material respects with Applicable Laws.

            (x) Lender shall have received evidence which would be satisfactory to a prudent institutional mortgage loan lender to the effect that all material building and operating licenses and permits necessary for the use and occupancy of the Substitute Property including, but not limited to, current certificates of occupancy, have been obtained and are in full force and effect.

            (y) Lender shall have received and approved a certified copy of a property management agreement if the Substitute Property is not otherwise self-managed by a lessee that has been approved by Lender, with a manager satisfactory to Lender (or an amendment to an existing approved management agreement) for the Substitute Property which property management agreement shall be terminable without cause, and satisfactory to Lender as to form and substance and the manger shall have executed and delivered to Lender an assignment of management agreement on Lender's then current standard form (or an amendment to the existing Assignment of Management Agreement).

            (z) Lender shall have received copies of all contracts and Security Instruments relating to the leasing and operation of the Substitute Property, each of which shall be in a form and substance which would be satisfactory to a prudent institutional mortgage loan lender, together with a certification of Borrower attached to each such contract or Security Instrument

                                                              Ply Gem Industries
certifying that the attached copy is a true and correct copy of such contract or Security Instrument and all amendments thereto.

            (aa) Lender shall have received such other approvals, opinions, documents and information in connection with substitution as requested by the Rating Agencies, Lender or the servicer or servicers of the Securitization, if the Loan is part of a Securitization, or Lender if the Loan is not part of a Securitization.

            (bb) Lender shall have received certified copies of all material consents, licenses and approvals, if any, required in connection with the substitution and the Substitute Property, and evidence that such consents, licenses and approvals are in full force and effect.

            (cc) Lender shall have received satisfactory (i.e., showing no liens other than Permitted Encumbrances) UCC searches, together with tax lien, judgment and litigation searches with respect to the Substitute Property, the Borrower and any Guarantor/Indemnitor, in the state where the Substitute Property is located and the jurisdictions in which each person is/are organized or resides.

            (dd) If Borrower owns a leasehold estate in the Substitute Property, Lender shall have received, (i) a certified copy of the ground lease for the Substitute Property, together with all amendments and modifications thereto and a recorded memorandum thereof, which ground lease would be reasonably satisfactory in all respects to a prudent institutional mortgage loan lender and which contains customary leasehold mortgagee provisions and protections, and which shall provide, among other things, (A) for a remaining term of no less than the greater of (1) 20 years from the Maturity Date or (2) 10 years from the end of the scheduled amortization term of the Loan, (B) that the ground lease shall not be terminated until Lender has received notice of a default thereunder and has had a reasonable opportunity to cure or complete foreclosure, and fails to do so in a diligent manner, (C) for a new lease on the same terms to Lender as tenant if the ground lease is terminated for any reason, (D) the non-merger of fee and leasehold interests, and (E) that insurance proceeds and condemnation awards (from the fee interest as well, as the leasehold interest) will be applied pursuant to the terms of the Security Instrument with respect to the Substitute Property, and (ii) a ground lease estoppel executed by the fee owner and ground lessor of the Substitute Property, reasonably acceptable to a prudent institutional mortgage loan lender.

            (ee) Borrower shall submit to Lender, not less than twenty (20) business days prior to the date of such substitution, a release of lien (and other Property-related Loan Documents) for the Release Property for execution by Lender. Such release shall be in a form appropriate for the jurisdiction in which the Release Property is located and shall contain standard provisions, if any, protecting the rights of the releasing lender.

            (ff) Borrower shall deliver a certificate certifying that the requirements set forth in this section have been satisfied.

                                                              Ply Gem Industries

                                   ARTICLE 20
                              LIST OF DEFINED TERMS

      20.01. Definitions. The following words and phrases shall have meaning specified below.

            "ACCEPTABLE REPLACEMENT LEASE" means a replacement lease for the entire Property with an Acceptable Replacement Tenant acceptable to Lender in its sole discretion.

            "ACCEPTABLE REPLACEMENT TENANT" shall mean a single-user tenant acceptable to Lender in its sole discretion.

            "Affiliate" of any Person means (a) any other Person which, directly or indirectly, is in Control of, is Controlled by or is under common Control with, such Person; (b) any other Person who is a director or officer of (i) such Person, (ii) any subsidiary of such Person, or (iii) any Person described in clause (a) above; or (c) any corporation, limited liability company or partnership which has as a director any Person described in clause (b) above.

            "APPLICABLE INTEREST RATE" has the meaning set forth in Section 2.02(b) of this Loan Agreement.

            "APPROVED BUDGET" has the meaning set forth in Section 9.11(a)(v) of this Loan Agreement.

            "ASSIGNMENT OF LEASES AND RENTS" means the Assignment of Leases and Rents dated as of the Closing Date from Borrower, as assignor, to Lender, as assignee, assigning to Lender all of Borrower's right, title and interest in and to the Leases and the Rents with respect to the Property.

            "ASSIGNMENT OF PROPERTY MANAGEMENT CONTRACT" means any Assignment of Property Management Contract and Subordination of Management Fees executed pursuant to Section 9.14

            "BANKRUPTCY CODE" means the Bankruptcy Reform Act of 1978 codified as 11 U.S.C. Section 101 et. seq., and the regulations issued thereunder, both as hereafter modified from time to time.

            "BORROWER" has the meaning set forth in the introductory paragraph of this Loan Agreement.

            "BUSINESS DAY" or "BUSINESS DAY" means any day other than a Saturday, a Sunday, or days when Federal Banks located in the State of New York or Commonwealth of Pennsylvania are closed for a legal holiday or by government directive. When used with respect.

                                                              Ply Gem Industries
 to the Interest Rate Adjustment Date, "Business Day" shall mean a day on which the banks are open for dealing in foreign currency and exchange in New York City and London.

            "CAPITAL EXPENDITURES" means any hard or soft costs spent to add, improve or expand property, plant and equipment assets (including, without limitation, the Capital Improvements and Replacements contemplated under the
Loan) and/or amounts budgeted for the future for the same purposes.

            "CASH" shall mean the coin or currency of the United States or immediately available federal funds, including such funds delivered by wire transfer.

            "CASH FLOW AVAILABLE FOR DEBT SERVICE" means, for a specified period, (a) the Operating Income less (b) Operating Expenses as determined by Lender.

            "CASUALTY" means the occurrence of damage or destruction to the Property, or any part thereof, by fire, flood, vandalism, windstorm, hurricane, earthquake, acts of terrorism or any other casualty.

            "CLOSING DATE" means October 22, 2004.

            "CONDEMNATION" means the taking by any Governmental Authority of the Property or any part thereof through eminent domain or otherwise (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of such taking).

            "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person whether through ownership of voting securities, beneficial interests, by contract or otherwise. The definition is to be construed to apply equally to variations of the word "Control" including "Controlled," "Controlling" or "controlled by."

            "DATA DELIVERY FAILURE" means, without reference to any cure period under Article 11, each instance that any of the following occur: (a) failure to deliver any of the reports, information, statements or other materials required under Section 9.11 within five (5) business days after written notice from Lender, (b) failure to provide the Compliance Certificate within five (5) business days after written notice from Lender, or (c) failure to permit
Lender or its representatives to inspect or copy books and records within two
(2) business days of Lender's written request.

            "DATA DELIVERY FAILURE FEE" means an amount of Two Thousand Five Hundred Dollars ($2,500.00) for the first failure, Five Thousand Dollars ($5,000.00) for the second failure, Ten Thousand Dollars ($10,000.00) for the third failure and each failure thereafter.

            "DEBT" means the aggregate of all principal and interest payments that accrue or are due and payable in accordance with the Loan Agreement, together with any other amounts

                                                              Ply Gem Industries
due under the Loan Documents. The terms "Debt" and "Loan" have to same meaning whenever used in the Loan Documents.

            "DEBT SERVICE COVERAGE RATIO" means, as to a specific period, the ratio of (a) the Cash Flow Available for Debt Service, to (b) the principal and interest that would be due and payable under the Note based on the then current Applicable Interest Rate.

            "DEFAULT RATE" has the meaning set forth in Section 2.04(e) of this Loan Agreement.

            "DEFEASANCE" has the meaning set forth in Section 2.05(b)(i) of this Loan Agreement.

            "DEFEASANCE COLLATERAL" has the meaning set forth in Section 2.05(b)(iii) of this Loan Agreement.

            "DEFEASANCE PLEDGE AGREEMENT" has the meaning set forth in Section 2.05(b)(ii) of this Loan Agreement.

            "DISBURSEMENT REQUEST" means a written request from Borrower delivered to Lender, substantially in the form attached hereto as Exhibit A, signed, by a Responsible Officer of Borrower and requesting Lender to disburse funds from a Reserve Account. Each Disbursement Request shall describe in reasonable detail the use of the funds requested by the Disbursement Request and shall have attached to it, as applicable: (a) the invoices for all items or materials purchased or services performed which are to be funded by the Disbursement Request, and (b) with respect to any final disbursement, copies of all permits, licenses and approvals, if any, by any Governmental Authority confirming completion of the Reserve Items, IF an original invoice is not available. Borrower shall be required to evidence, to Lender's satisfaction, the amounts expended for which reimbursement is requested.

            "DISCLOSURE DOCUMENTS" has the meaning set forth in Section 15.03 of this Loan Agreement.

            "ENVIRONMENTAL INDEMNITY" means the Environmental Indemnity Agreement dated as of the Closing Date from Borrower and the other Environmental Indemnitors named therein to Lender.

            "EQUITY INTERESTS" means (a) Partnership interests (whether general or limited) in an entity which is a partnership; (b) membership interests in an. entity which if a limited liability company; or (c) the shares or stock interests in an entity which is a corporation.

            "ERISA" means the Employee Retirement Income Security Act of 1974, and the regulations issued thereunder, all as amended or restated from time to time.

                                                              Ply Gem Industries

             "EVENT OF DEFAULT" means any of the events specified in Section
11.01 of this Loan Agreement.

            "FRB RELEASE" has the meaning set forth in Section 2.05(c) of this Loan Agreement.

            "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

            "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to such government.

            "GUARANTOR" means the following Person: Corporate Property Associates 16 Global Incorporated, who is executing Guaranty as guarantor and the Environment Indemnity as indemnitor.

            "GUARANTY" means the Guaranty of Exceptions to Nonrecourse Liability dated as of the Closing Date from Guarantor to Lender.

            "IMMEDIATE REPAIRS" means the repairs or improvements to the property identified on Exhibit B hereto.

            "IMMEDIATE REPAIR DEPOSIT" has the meaning set forth in Section 4.04(b) of this Loan Agreement, subject to adjustment as set forth in Section 4.04(d).

            "IMMEDIATE REPAIR ESCROW ACCOUNT" means an account held by Lender, or Lender's designee, in which the Immediate Repair Deposit will be held, which shall not constitute a trust fund.

            "IMPROVEMENTS" has the meaning set forth in the Security Instrument.

            "INDEMNIFIED CLAIM" means the basis for the Indemnified party's claim for indemnification under Article 13 hereof.

            "INDEMNIFIED PARTIES" means Lender, together with its successors and assigns, which shall include, without limitation, any owner or prior owner or holder of Note, any servicer of the Loan, any investor, or holder of a full or partial interest in the Loan, any receiver or other fiduciary appointed in a foreclosure or other proceeding under any Requirements of Law regarding creditors' rights, any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, Affiliates of any and all of the foregoing, in all cases whether during the term, of the Loan of as part of, or following, a foreclosure of the Security Instrument.

                                                              Ply Gem Industries

"INDEPENDENT DIRECTOR" means an individual who shall not have been at the time been of such individual's initial appointment, and may not have been at any time during the preceding five years, and shall not be at any time while serving as an Independent Director of the SPE Equity Owner or Borrower if a single member limited liability company or, if applicable, either (a) a shareholder of, or an officer, director, partner or employee of, Borrower or SPE Equity Owner or any of their respective shareholders, partners members, subsidiaries or Affiliates,(b) a customer of, or supplier to, Borrower or SPE Equity Owner or any of their respective shareholders, partners, members, subsidiaries or Affiliates, (c) a person or other entity Controlling or under common Control with any such shareholder, officer, director, partner, member, employee, supplier or customer, or (d) a member of the immediate family of any such shareholder, officer, partner, member, employee, supplier or customer.

      "INDEX" has the meaning set forth in Section 2.05(c).

      "INSURANCE PREMIUMS" means the premiums for the insurance Borrower is required to provide pursuant to Section 9.03 of this Loan Agreement.

      "INSURANCE PREMIUM ESCROW ACCOUNT" means an account held by Lender, or Lender's designee, in which Borrower's initial deposit for Insurance Premiums paid on the Closing Date and the Monthly Insurance Deposits will be held.

      "ISSUER GROUP" has the meaning set forth in Section 15.05 of this Loan Agreement.

      "ISSUER PERSON" has the meaning set forth in Section 15.05 of this Loan Agreement.

      "LAND" has the meaning set forth in the Security Instrument.

      "LARGE LOAN STATEMENTS" has the meaning provided in Section 15.06 of this Loan Agreement.

      "LEASE" has the meaning set forth in the Security Instrument.

      "LEASE GUARANTY" has the meaning set forth in the Security Instrument.

      "LEASING COMMISSIONS" means leasing commissions incurred by Borrower in connection with the leasing of any Individual Property or any portion thereof (including any so-called "override" leasing commissions which may be due to any leasing or rental agent engaged by Borrower for the Property if an agent other than such agent also is entitled to a leasing commission, but excluding commissions due any principal, member, general partner or shareholder of Borrower or any Affiliate of Borrower).

      "LENDER" has the meaning in the introductory paragraph of this Loan Agreement.

                                                              Ply Gem Industries

      "LETTERS OF CREDIT" means those certain letters of credit issued by UBS AG at the request of Ply Gem Industries, Inc. in the amount of $1,500,000.00 and $100,000.00, respectively and further described in Section 39 of the Ply Gem Lease.

      "LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, the filing of any financing statement under the UCC or comparable law of any jurisdiction in respect of any of the foregoing and a mechanics' or materialman's lien).

      "LOAN" means the aggregate of all principal and interest payments that accrue or are due and payable in accordance with the Loan Agreement, together with any other amounts due under the Loan Documents. The terms "Loan" and "Debt" have the same meaning whenever used in the Loan Documents.

      "LOAN AGREEMENT" means this Loan Agreement.

      "LOAN DOCUMENT" means, collectively, this Loan Agreement, the Note, the Security Instrument, the Assignment of Leases and Rents, the Assignment of Property Management Contract, the Environmental Indemnity, the Guaranty and any and all other documents and agreements executed in connection with the Loan, as each such agreement may be modified, supplemented, consolidated, extended or reinstated from time to time.

      "LOAN TO VALUE RATIO" means with respect to the specified period, the ratio obtained by dividing (a) the Maximum Loan Amount, by (b) either, as selected in Lender's discretion, the "as-is" or "as-stabilized" value of the Property as set forth in the appraisal obtained by Lender in connection with its underwriting of the Loan or any update thereto, whichever is most recent; provided however, that should the Operating Income or market rents for the Property as underwritten by Lender be reduced by ten percent (10%) or more during the period in question, Lender may obtain a new appraisal at Borrower's expense.

      "LOCKOUT PERIOD EXPIRATION DATE" has the meaning set forth in Section 2.05(b)(i).

      "LOSSES" means any and all claims, suits, liabilities (including, without limitation, strict liabilities and liabilities under federal and state securities laws), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, and amounts paid in settlement of whatever kind or nature (including without limitation reasonable legal fees and other costs of defense).

      "MAJOR LEASE" means any Lease (excluding any sublease which is otherwise permitted under the terms of the Ply Gem Lease or an Acceptable Replacement Lease) covering ten percent (10%) or more rentable square feet of any Individual Property including any


                                                             Ply Gem Industries
expansion options or which has a term of more than five (5) years including any extension or options to renew. Lender may, in Lender's sole discretion, aggregate any and all Leases to Affiliated to determine whether such Leases should be treated as a Major Leases.

      "MATERIAL ADVERSE EFFECTS" means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event, act, condition circumstances, whether or not related, in Lender's reasonable judgment, a material adverse change in, or a materially adverse effect upon (a) the business, operations, prospects or financial condition of Borrower or Guarantor;
(b) the ability of Borrower or Guarantor to perform its obligations under any Loan Document to which it is a party; (c) the value or condition of the Property; (d) compliance of the Property with any Requirements of Law; (e) the validity, priority or enforceability of any Loan Document or the liens, rights (including, without limitation, recourse against the Property) or remedies of Lender hereunder or thereunder; or (f) the occupancy rate of the Property.

      "MATURITY DATE" has the meaning set forth in Section 2.03(c) of this Loan Agreement.

      "MAXIMUM LOAN AMOUNT" means the maximum principal amount of $17,650,000.00, in lawful money of the United States of America, to be advanced to Borrower pursuant to this Loan Agreement. References in the Loan Agreement to "Maximum Loan Amount" mean the maximum principal amount, irrespective of actual principal amount outstanding or actually advanced to Borrower during the term of the Loan.

      "MONTHLY INSURANCE DEPOSIT" means, with respect to the specified period, an amount equal to one-twelfth (1/12) of the Insurance Premiums that Lender estimates will be payable during the next ensuing twelve(12) months, subject to adjustment as set forth in Section 4.03(d) of this Loan Agreement.

      "MONTHLY REPLACEMENT RESERVE DEPOSIT" has the meaning set forth in Section 4.05(b) of this Loan Agreement, subject to adjustment as set forth Section 4.05(d).

      "MONTHLY TAX DEPOSITS" means, with respect to the specified period, an amount equal to one-twelfth (1/12) of the Taxes that Lender estimates will be payable during the next ensuring twelve (12) months, subject to adjustment as set forth in Section 4.02(d) of this Loan Agreement.

      "MONTHLY TI/LC DEPOSIT" has the meaning set forth in Section 4.06(b) of this Loan Agreement, subject to adjustment as set forth in Section 4.06(d).

      "MOODY'S" means Moody's Investors Service, Inc. and any successor thereto.

                                                              Ply Gem Industries

            "NET WORTH" means, as of a given date, a Person's equity calculated in conformance with GAAP by subtracting total liabilities from total tangible assets.

            "NOTE" means the Promissory Note dated as of the Closing Date from Borrower to the order of Lender in the original principal amount equal to the Maximum Loan Amount.

            "OBLIGATIONS" means the Loan, and all other obligation and liabilities of the Borrower to Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Loan the Loan Documents, whether on account of principal, interest, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of legal counsel) or otherwise.

            "OFAC LIST" means the list of specially designated nationals and blocked persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control and any other similar list maintained by the U.S. Treasury Department, Office of Foreign Assets Control pursuant to any Requirements of Law, including, without limitation, trade embargo, economic sanctions, or other prohibitions imposed by Executive Order of the President of the United States. The OFAC List is accessible through the internet website www.treas.gov/ofac/t11sdn.pdf.

            "OHIO LETTER OF CREDIT" means that certain letter of credit issued by USBAG at the request of Ply Gem Industries, Inc. in the amount of $7,210,000.00 and further described in that certain Agreement to Convey dated August 27, 2004 between Ply Gem Industries, Inc., a Delaware corporation, Kroy Building Products, Inc., a Delaware corporation, MWM Holding, Inc., a Delaware corporation, Great Lakes Window, Inc., an Ohio corporation, MW Manufactures Holding Corp., a Delaware corporation, MW Manufacturers Inc., a Delaware corporation, NAPCO Window System, Inc., a Delaware corporation, NAPCO, Inc., a Delaware corporation, Thermal-Gard, Inc., a Pennsylvania corporation and Variform, Inc., a Missouri corporation, as tenants, and Borrower, as landlord.

            "OPEN DATE" has the meaning set forth in Section 2.05(a) of this Loan Agreement.

            "OPERATING AGREEMENTS" has the meaning set forth in the Security Instrument.

            "OPERATING EXPENSES" means all cash expenses actually incurred by or charged to Borrower (appropriately pro-rated for any expenses that, although actually incurred in a particular period, also relate to other periods), with respect to the ownership, operation, leasing and management of the Property in the ordinary course of business, determined in accordance with GAAP, and adjusted by Lender in accordance with Lender's customary underwriting procedures and policies then in effect which Operating Expenses are also adjusted to include any underwritten reserves for Replacements, Tenant Improvements and Leasing Commissions and any other underwritten reserves as determined by Lender whether or not required to be reserved.

                                                              Ply Gem Industries

Operating Expenses shall specifically exclude (1) costs of Tenant Improvements and Leasing Commissions, (2) capital expenditures, (3) depreciation, (4) payments made in connection with the payment of the outstanding principal balance of the Loan, (5) costs of Restoration following a Casualty or Condemnation, (6) funds disbursed from any Reserve Account, and (7) any other non-cash items.

            "OPERATING INCOME" means all gross cash income, revenues and consideration received or paid to or for the account or benefit of Borrower resulting from or attributable to the operation or leasing of the Property determined in accordance with GAAP and adjusted by Lender in accordance with Lender's customary underwriting procedures and policies then in effect but excluding any income and revenues from a sale, refinancing, Casualty or Condemnation, payment of rents more than one (1) month in advance, lease termination payments, or payments from any other events not related to the ordinary course of operations of the Property.

            "ORGANIZATIONAL CHART" means the chart attached hereto as Exhibit C which shows all persons or entities having an ownership interest in Borrower and in the SPE Equity Owner.

            "OTHER CHARGES" means all ground rents, maintenance charges, impositions (other than Taxes) and similar charges (including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property), now or hereafter assessed or imposed against the Property, or any part thereof, together with any penalties thereon.

            "PARTIAL RELEASE" has the meaning set forth in Section 10.03 of this Loan Agreement.

            "PARTIAL RELEASE DATE" has the meaning set forth in Section 10.03 of this Maximum Loan Agreement.

            "PARTIAL RELEASE PRICE" means the portion of the Maximum Loan Amount allocated to the following portions of the Property as set forth below:

    Release Property                   Partial Release Price
    ----------------                   ---------------------
1.  Kearney, Missouri                     $  3,643,750.00

2.  Fair Bluff, North Carolina            $  1,000,000.00

3.  York, Nebraska                        $  1,062,500.00

4.  Toledo, Ohio                          $  5,462,500.00

5.  Middlesex  Township, Pennsylvania     $  2,337,500.00

6   Rocky Mount, Virginia                 $  4,500,000.00

                                                             Play Gem Industries

      7.    Martinsburg, West Virginia         $4,056,250.00

            "PAYMENT DUE DATE" has the meaning set forth in Section 2.03(b) of this Loan Agreement. It is the date that a regularly scheduled payment of principal and interest (or interest if the loan payments are interest-only) is due.

            "PERMITTED ENCUMBRANCES" means only those exceptions shown in the Title Insurance Policy and each other Lien which has been approved in writing by Lender.

            "PERMITTED TRANSFER" means each of the following:

            (a) Except as otherwise permitted in the following clause (c), Transfers of Equity Interests which, in the aggregate over the term of the Loan
(i) do not exceed forty-nine percent (49%) of the total interests in Borrower or in SPE Equity Owner or in Guarantor, as applicable; (ii) do not result in any Person holding an Equity Interest in Borrower or SPE Equity Owner, as applicable, which exceeds forty-nine percent (49%) of the total Equity Interests in Borrower or in SPE Equity Owner, as applicable; and (iii) do not result in a change of Control.

            (b) Transfers with respect to any Person whose stocks or certificates are traded on a nationally recognized stock exchange.

            (c) Transfers which have been approved by Lender in accordance with
Section 10.02(a) of this of Loan Agreement or which are permitted under Section 10.02(b) of this Loan Agreement.

            (d) Permitted Encumbrances.

            (e) All Transfers of worn out or obsolete furnishings, fixtures or equipment that are promptly replaced with property of equivalent value and functionality.

            (f) All Major Leases which have been approved by Lender in accordance with this Loan Agreement.

            (g) All Leases which are not Major Leases and which have been approved by the Lender pursuant to Section 9.06 or that not require Lender's approval pursuant to Section 9.06.

            (h) The sale, transfer, assignment, encumbrance or pledge of shares by any current or future shareholder in Corporate Property Associates 16 Incorporated, or any Affiliate that shall become the Guarantor, or the issuance of additional shares by any of the foregoing.

            "PERSON" means an individual, partnership, limited partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                                                              Ply Gem Industries

            "PERSONAL PROPERTY" has the meaning set forth in the Security Instrument.

     "PLY GEM" shall mean, individually and collectively, the following parties that comprise the tenant under the Ply Gem Lease: Ply Gem Industries, Inc., a Delaware corporation; MWM Holding, Inc., a Delaware corporation; Great Lakes Window, Inc., an Ohio corporation; MW Manufacturers Holding Corp., a Delaware corporation; MW Manufacturers Inc., a Delaware corporation, NAPCO Window Systems, Inc., a Delaware corporation; Kroy Building Products, Inc., a Delaware corporation; NAPCO, Inc., a Delaware corporation; Thermal-Gard, Inc., a Pennsylvania corporation; and Variform, Inc., a Missouri corporation.

            "PLY GEM LEASE" means that Deed of Lease Agreement dated as of August 27, 2004 between Borrower and Ply Gem with respect to the Property.

            "PROHIBITED PREPAYMENT" has the meaning set forth in Section 2.05(c) of this Loan Agreement.

            "PROHIBITED PREPAYMENT FEE" has the meaning set forth in Section 2.05(c) of this Loan Agreement.

            "PROPERTY" means collectively, all Individual Properties securing the Loan, as described on Exhibit G attached hereto, or one or more of the Individual Properties, as the context requires.

            "PROPERTY MANAGEMENT CONTRACT" means any agreement between Borrower and Property Manager and approved by Lender, which provides for the management of the Property for Borrower by Property Manager.

            "PROPERTY MANAGER" means a property manager approved by Lender.

            "PV" has the meaning set forth in Section 2.05(c).

            "RATING AGENCIES" means Fitch, Inc., Moody's and S&P, or any Successor entity of the forgoing, or any other nationally recognized statistical rating organization to the extent that any of the foregoing have been or will be engaged by lender or its designees in connection with or in anticipation of Securitization or any other sale or grant of participation interest in the Loan (or any Part thereof.)

            "RATING CONFIRMATION" means a written confirmation from each of the Rating Agencies (unless otherwise agreed by Lender) that an action shall not result in a downgrade, withdrawal or qualification of any securities issued in connection with a Securitization.

            "RELEASE" has the meaning set forth in Section 2.05(b) of this Loan Agreement.

                                                              Ply Gem Industries

      "RELEASE DATE" has the meaning set forth in Section 2.05(b) of this Loan Agreement.

      "RELEASE INSTRUMENTS" has the meaning set forth in Section 2.05(b)(ii) of this Loan Agreement.

      "RELEASE PARCEL TRANSFEREE" has the meaning set forth in Section 10.03 of this Loan Agreement.

      "RELEASE PROPERTY" means each portion of the Property identified as "Release Property" above in the definition of Partial Release Price.

      "REMAINING PROPERTY" has the meaning set forth in Section 10.03(e) of this Loan Agreement.

      "RENT ROLL" means a written statement from Borrower, substantially in the form attached hereto as Exhibit D, detailing the names of all tenants of the Property, the portion of Property occupied by each tenant, the base rent and any other charges payable under each Lease, the term of each Lease , the beginning date and expiration date of each Lease, whether any tenant is in default under its Lease (and detailing the nature of such default), and any other information as is reasonably required by Lender, all certified by a Responsible Officer to be true, correct and complete.

      "RENTS" has the meaning set forth in the Security Instrument.

      "REPLACEMENT RESERVE ACCOUNT" means an account held by Lender, or Lender's designee, in which the Monthly Replacement Reserve Deposits will be held, which shall not constitute a trust fund.

      "REPLACEMENTS" means the scheduled repairs and replacements to the Property identified on Exhibit E hereto.

      "REQUIREMENTS OF LAW" means (a) the organizational documents of an entity, and (b) any law, regulation, ordinance, code, decree, treaty, ruling or determination of an arbitrator, court or other Governmental Authority, or any Executive Order issued by the President of the United States, in each case applicable to or binding upon such Person or to which such Person, any of its property or the conduct of its business is subject including, without limitation, laws, ordinances and regulations pertaining to the zoning, occupancy and subdivision of real property.

      "RESERVE ACCOUNTS" means, individually and collectively, as the context requires, the Tax Escrow Account, the Insurance Premiums Escrow Account, the Immediate Repair Escrow Account, the Replacement Reserve Account and the TI/LC Reserve Account.

                                                              Ply Gem Industries

      "RESERVE ITEM" means, individually and collectively, as the context requires, the Immediate Repairs or any alternative to an Immediate Repair which is otherwise acceptable to Leader in its sole discretion, the Replacements, the Tenant Improvements and the Leasing Commissions.

      "RESPONSIBLE OFFICERS" means, as to any person, an individual who is a managing member, a general partner, the chief executive officer, the president or any vice president of such Person or, with respect to financial matters, the chief financial officer or treasurer of such Person or any other officer authorized by such Person to deliver documents with respect to financial matters pursuant to this Loan Agreement.

      "RESTORATION" means the repairs, replacements, improvements, or rebuilding of or to the Property following a Casualty or Condemnation.

      "RESTORATION DEFICIENCY DEPOSIT" has the meaning set forth Section 9.04(d) of this Loan Agreement. All amounts deposited by Borrower with Lender as the Restoration Deficiency Deposit shall become a part of the Restoration Proceeds and disbursed by Lender for Restoration on the same conditions applicable to disbursement of Restoration Proceeds and, until so disbursed, are pledged to Lender as security for the Loan and Obligations.

      "RESTORATION HOLDBACK" has the meaning set forth in Section 9.04(e) of this Loan Agreement.

      "RESTORATION PROCEEDS" has the meaning set forth in Section 9.04(b) of this Loan Agreement.

      "S & P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.


      "SECURITIES ACT" means the Securities Act of 1933 and any successor statute thereto and the related regulations issued thereunder, all as amended from time to time.

      "SECURITIES LIABILITIES" has the meaning provided in Section 15.05 of this Loan Agreement.

      "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, and any successor statute thereto and the related regulations issued thereunder, all as amended from time to time.


      "SECURITIZATION" or SECURITIZE" means the sale of the Loan, by itself or as part of pool with other loans, in a transaction whereby mortgage pass-through certificates or other securities evidencing a beneficial interest, backed by the Loan or such pool of loans, will be sold as a rated or unrated public offering or private placement.

                                                              Ply Gem Industries

      "SECURITY INSTRUMENT" means the Mortgage Assignment of Rents and Leases, Security Agreement and Fixture Filing, or the Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture filing, or the Deed of Secure
Debt, Assignment of Rents and Leases, Security Agreement and Fixture Filing as applicable, encumbering the Property and executed by Borrower to Lender or to a trustee for the benefits of Lender, as the case may be, to secure Borrower's payment of the Loan and performance of the Obligations.

      "SINGLE PURPOSE ENTITY" has the meaning set forth in Section 7.02 of this Loan Agreement.

      "SPE EQUITY OWNER" means PG (MULTI) QRS 16-7, Inc., a Delaware corporation.

      "STANDARD LEASE FORM" means, as applicable, the standard form of lease agreement used by Borrower for the rental of commercial units at the Property and the standard form of lease agreement used by Borrower for the rental of residential units at the Property, in each case in the form certified to Lender as of the Closing Date or subsequently approved by Lender in writing.

      "SUBSTITUTE ALLOCATED LOAN AMOUNT" has the meaning set forth in Section 19.01(h) of this agreement.

      "SUBSTITUTE PROPERTY" has the meaning set forth in Section 19.01 of this Loan Agreement.

      "SUCCESSOR BORROWER" has the meaning set forth in Section 2.05(b) of this Loan Agreement.

      "TAX CODE" means the Internal Revenue Code of 1986 and the related Treasury Department regulations issued thereunder, including temporary regulations, all as amended from time to time.

      "TAX ESCROW ACCOUNT" means an account held by Lender, or Lender's designee, in which Borrower's initial deposit for Taxes made on the Closing Date and the Monthly Tax Deposits will be held, which shall not constitute a trust fund.

      "TAXES" means all real estate taxes, governments assessments or impositions, lienable water charges, lienable sewer rents, assessments due under owner association documents, ground rents, vault charges and license fees for the use of vault chutes and all other charges (other than the Other Charges), now or hereafter levied or assessed against the Land and Improvements.

                                                              Ply Gem Industries

      "TENANT IMPROVEMENTS" means improvements made to the Property to prepare the same for tenant occupancy in connection with each Lease and by Borrower in conformity with the terms of the related Lease and this Loan Agreement.

      "TERMINATION AMOUNT" has the meaning set forth in Section 2 of the Ply Gem Lease.

      "TI/LC RESERVE ACCOUNT" means an account held by Lender, OR Leader's designee, in which the Monthly TI/LC Deposits will be held, which shall not constitute a trust fund.

      "TITLE INSURANCE POLICY" means the mortgagee title insurance policy obtained by Lender in connection with the Loan, and, until the issuance of such policy, the commitment for title insurance as marked-up as of the Closing Date , in either case in form and substance (with such endorsements and affirmative coverages) as is satisfactory to Lender, insuring that the Security Instrument constitutes a perfected first Lien against the Property in the Maximum Loan Amount, subject only to Permitted Encumbrances.

      "TRANSFER" means any action by which either (a) the legal or beneficial ownership of the Equity Interests in Borrower or in SPE Equity Owner or in the Guarantor, or (b) the legal or equitable title to the Property, or any part thereof, or (c) the cash flow from the Property or any portion thereof, are sold, assigned, transferred, hypothecated, pledged or otherwise encumbered or dispose of, in each case (a), (b) or (c) whether undertaken, directly or indirectly, or occurring by operation of law or otherwise, including, without limitation, each of the following actions:

(i) the sale, conveyance, assignment, grant of an option with respect to, mortgage, deed in trust, pledge, grant of a security interest in, or any other transfer, as security or otherwise, of the Property or with respect to the Leases or Rents(or any thereof);

(ii) the grant of an easement across the Property (other than minor easements not having a Material Adverse Effect) or any other agreement granting rights in or restricting the use or development of the Property (including, without limitation, air rights);

(iii) an installment sale wherein Borrower agrees to sell the Property for a price to be paid in installments; or

(iv) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder; or

                                                              Ply Gem Industries

      (v) the issuance of additional partnership, membership or other equity interests, as applicable.

            "UCC" means the Uniform Commercial Code in effect in the State where the Property is located, as from time to time amended or restated. For purposes of the UCC's application to the Reserve Accounts, the parties agree that the Reserve Accounts shall be deemed located in the state where the Property is located.

            "UNDEFEASED NOTE" has the meaning set forth in Section 2.05 (b)(v) of this Loan Agreement.

            "UNDERWRITER GROUP" has the meaning provided in Section 15.05 of this Loan Agreement.

            "YIELD MAINTENANCE PREMIUM" has the meaning set forth in Section
2.05 (c).

                                   ARTICLE 21
                              LOCAL LAW PROVISIONS

      Intentionally Deleted.

         [REMAINDER OF PAGE IS BLANK; SIGNATURES APPEAR ON NEXT PAGE.]

                                                              Ply Gem Industries

IN WITNESS WHEREOF, Lender and Borrower hereby sign, seal and deliver this Loan Agreement. By signing below on behalf of Borrower, SPE Equity Owner also consents, in its individual capacity, to the obligations of SPE Equity Owner set forth Sections 7.02(b), 9.11(c) and Article 15 of this Loan Agreement.

LENDER:                          BORROWER:
GMAC COMMERCIAL MORTGAGE BANK,  PG (MULTI-16) L.P.,
a Utah Industrial Bank           a Delaware limited partnership

By: /s/Richard Cadigan              By: PG (MULTI-16) QRS 16-7, INC.
    --------------------------       Its General Partner
    Name : Richard Cadigan
    Title : Authorised Signor

                                 By :
                                     ----------------------------
                                     Name
                                     Title:

                                    Borrower's State Identification No: 3837857

                                    Borrower's Tax Id Number: 02-0730116

Attachments:
------------
Exhibit A     Disbursement request Form
Exhibit B     Immediate Repairs
Exhibit C     Organizational Chart
Exhibit D     Rent Roll
Exhibit E     Replacements
Exhibit F     Capital Improvements
Exhibit G     List of Individual Properties

IN WITNESS WHEREOF, Lender and Borrower hereby sign, seal and deliver this Loan Agreement. By signing below on behalf of Borrower, SPE Equity Owner also consents, in its individual capacity, to the obligations of SPE Equity Owner set forth Sections 7.02(b), 9.11(c) and Article 15 of this Loan Agreement.

LENDER:                          BORROWER:
GMAC COMMERCIAL MORTGAGE BANK,   PG (MULTI-16) L.P.,
a Utah Industrial Bank           a Delaware limited partnership

By:                              By: PG (MULTI-16) QRS 16-7, INC.
    --------------------------       Its General Partner
    Name :
    Title :

                                 By : /s/ Peter E. Kaplan
                                    ----------------------------
                                      Name: Peter E. Kaplan
                                      Title: Vice President

                                    Borrower's State Identification No: 3837857

                                    Borrower's Tax Id Number: 02-0730116

Attachments:
------------
Exhibit A     Disbursement request Form
Exhibit B     Immediate Repairs
Exhibit C     Organizational Chart
Exhibit D     Rent Roll
Exhibit E     Replacements
Exhibit F     Capital Improvements
Exhibit G     List of Individual Properties

                                   EXHIBIT A

                           DISBURSEMENT REQUEST FORM

                                                              Ply Gem Industries

                                                                     [GMAC LOGO]
                        ESCROW DISBURSEMENT REQUEST FORM

Project Name            HOW TO SUBMIT A REQUEST FOR DISBURSEMENT:
                        1. Complete this Escrow Disbursement Request Form by
                           filling in ALL relevant information and signing the certification below.
                        2. Accompany this form with Invoices, evidence of
                           payment, lien waivers, AND ANY OTHER DOCUMENTATION REQUIRED UNDER THE LOAN DOCUMENTS.
                           When adding supporting documentation, PLEASE AVOID USING STAPLES.
Loan Number             3. Mail this form and supporting documentation to:
                           Operation Reserve Group, GMAC Commercial Mortgage Corporation, 200 Witnner Road, Horsham, PA 19044.
                        4. It will take approximately 15 BUSINESS DAYS from our
                           date of receipt to process your request if an inspection and/or additional documentation are not required.

PLEASE CHECK THE RESERVE ACCOUNT FROM WHICH FUNDS ARE BEING REQUESTED: (PLEASE USE A SEPARATE FORM FOR EACH RESERVE ACCOUNT.)

[ ] Replacement Reserve/        [ ] Completion Repair/             [ ] Tenant Improvement/         [ ] Other ----------------------
    Capital Improvements            Deferred Maintenance               Leasing Commission

                                                                                                            GMACCM USE ONLY
                                                                                                          -------------------
No. Item Description Unit/Area Vendor Name Invoice No. Check No. Amount Paid Explanation of Job % Complete Amt. Approved Code*
--- ---------------- --------- ----------- ----------- --------- ----------- ------------------ ---------- ------------- -----
1
2
3
4
5
6
7
8
9
10

                            Total Requested Amount:____________                    Total Amount Approved:_____________

IMPORTANT NOTE:         IF YOU REQUIRE ADDITIONAL SPACE OR YOU PREFER TO USE
                        YOUR OWN FORM TO LIST ITEMS, YOU MAY ATTACH AN
                        ADDITIONAL SHEET TO THIS FORM, HOWEVER
                        ALL OTHER FIELDS ON THIS FORM MUST BE COMPLETED AND YOUR
                        FORM MUST CONTAIN IDENTICAL COLUMN HEADING OR YOUR
                        REQUEST WILL BE RETURNED.

PLEASE PROVIDE THE ADDRESS WHERE A CHECK SHOULD BE MAILED:                              * REASON FOR DISAPPROVAL CODES:

Name -----------------------------------------------          Company ---------------   1  Not eligible for reimbursement
                                                                                        2  Need further description of Item.
Street Address -------------------------------------          City, State and Zip ---   3  Not Supported by an Invoice.
                                                                                        4  Not accompanied by evidence of payment.
                                                                                        5  Not accompanied by a lien waiver.
Mortgagor/Project Name
[as it should appear on check] ---------------------          Telephone Number ------   6  Duplicate request.
                                                                                        7  Other ---------------------------
                                                                                                 ---------------------------
E-mail Address -------------------------------------          Fax (optional) --------   8  Other ---------------------------
                                                                                                 ---------------------------
                                                                                        9  Other ---------------------------
                                                                                                 ---------------------------

BORROWER'S CERTIFICATION:

The Undersigned hereby certifies that all of the attached invoices for the items listed have been paid and that the work has been completed in a good, workmanlike manner and in accordance with any plans and/or specifications previously approved by the Lender, In addition the undersigned certifies that all such repairs are in compliance with all applicable laws, ordinances, rules and regulations of any governmental authority, agency, Instrumentally having jurisdiction over the project. The undersigned also certifies that neither the borrower nor its management firm have any ownership interest or profit sharing agreement with any of the suppliers or vendors listed on this request, which has not been disclosed on the back of this item or under separate cover attached to this request.

Name (Please Print)                  Signature                        Date

                  [ ] Mark here if additional page is attached.

                                    EXHIBIT B

                                IMMEDIATE REPAIRS

            (as further described in Exhibit I to the Ply Gem Lease)

1.   Rocky Mount, VA premises:
     Remediate, or cause to be remediated, the PCP and mineral spirit contamination of soil and groundwater(if impacted) to applicable cleanup standards and to the written approval of the applicable Governmental Environmental Agency.

2.   Valencia, PA premises:
     If required by applicable law or governmental agency, investigate the area of the former USTs, septic system and historic spills identified in the August 2004 "Environmental Review of Ply Gem Industries, Inc. and MS Manufacturers Inc." prepared by ENVIRON and remediate any contamination to applicable cleanup standards and to the written approval of the applicable environmental agency.

3.   Martinsburg, WV premises:
     If required by the West Virginia Department of Environmental
Protection("WVDEP"), address any comments from WVDEP to the closure report for the used oil AST.

4.   Rocky Mount, VA premises:
     a)   Provide secondary containment for the three USTs;

5.   Valencia, PA premises:
     a) Removal of approximately 150 empty drums stored on pavement west of the hazardous waste storage area and approximately 400 drums stored on soil north of the south wastewater treatment plant.

6.   York, NE premises: N/A

7.   Kearney, MO premises: N/A

8.   Fair Bluff, NC premises: N/A

9.   Valencia, PA premises:
     a)   Install secondary roof drains on EPDM roofs;
     b) Install three (3) additional ADA compliant parking spaces with one (1) meeting "Van Accessible" requirements;
     c) File corrected subdivision map(executed by each adjoining landowner and the appropriate governmental authorities) correcting "Subdivision No. 3 for Sarah J. Ferree" to reflect and recognize the boundaries set forth in the legal description on Exhibit "A" of this Lease with respect to the Valencia, PA property or provide such other evidence that the referenced correction has been made; and
     d)   Install two (2) ADA complaint restrooms on first level.

10.  Toledo, OH premises:

     a) Install nine (9) ADA compliant parking spaces with one (1) meeting the "Van Accessible" requirements

                                                              Ply Gem Industries

11.   Rocky Mount, VA premises:
      a)    Replace painted sprinkler heads;
      b)    Install sprinkler system in compactor area;
      c) Lower stacking heights of stored plastic materials as recommended by St. Paul Travelers Insurance Company;
      d) Install three (3) ADA compliant parking spaces with two (2) meeting "Van Accessible" requirements;
      e) Install ADA signage that directs personnel or visitors to ADA complaint restrooms in the main buildings; and
      f) Install ADA Convert one (1) restroom in the Weaver Building to a Unisex ADA compliant restroom.

12.   Fair Bluff, NC premises:
      a) Install three (3) ADA compliant parking spaces with one (1) meeting the "Van Accessible" requirements; and
      b) Replace the broken locker-room faucets with lever style controls and install pipe protection when the locker-rooms are renovated as planned.

13.   Martinsburg, WV premises:
      a)    Replace thru-wall units in QC lab;
      b)    Install scuppers in parapet of roof over offices;
      c)    Repair site
            lighting controls;
      d) Obtain drainage pipe easement for drainage pipe connected to stormwater retainage pond or provide evidence that such pipe is located on the Martinsburg, WV premises; and
      e)    Install ADA compliant parking spaces.

14.   Kearney, MO premises:
      a)    Install an access ramp to the office entrance;
      b)    Install three (3) signs marking the ADA compliant parking spaces;
      c)    Stripe an additional one hundred sixty-nine (169) parking spaces;
            and
      d)    Install a "Van Accessible" parking space meeting ADA requirements.

15.   York, NE premises:
      a)    Improve office restroom at the office area;
      b) Install an appropriate entrance door with grade level thresholds at the office entrance; and
      c) Install three (3) ADA compliant parking spaces with one (1) meeting "Van Accessible" requirements.

                                                              Ply Gem Industries

                                   EXHIBIT C

                               ORGANIZATIONAL CHART

                                 PLY GEM -- U.S.
                              CORPORATE STRUCTURE

                                   [FLOW CHART]

                                    EXHIBIT D

                                    RENT ROLL

\
                            RENT ROLL CERTIFICATION

      PG (Multi-16) L.P. ("Borrower") hereby certifies in connection with that certain $17,650,000 mortgage loan being made as of even date herewith by GMAC Commercial Mortgage Bank to Borrower secured by property situate in Rocky Mount, VA, Valencia, PA, Toledo, OH, York, NE, Fair Bluff, NC, Martinsburg, WV and Kearney, MO that the only lease with respect to these properties to which Borrower is a party is set forth below:

TENANTS           DATE              CURRENT ANNUAL RENT          INITIAL TERM
                                                                 EXPIRATION
                                                                 DATE
See Schedule 1    8/27/04                 $2,980,575.00          8/31/2024

PG (MULTI-16) L.P.

By: PG (Multi-16) QRS 16-7, Inc., its general partner

By: /s/ Peter E. Kaplan, Jr.
    --------------------------
    Name: Peter E. Kaplan, Jr.
    Title: Vice President

Dated: October 18th, 2004

                                   SCHEDULE 1

PLY GEM INDUSTRIES, INC.,
a Delaware corporation,

MWM HOLDING, INC.,
a Delaware corporation,

GREAT LAKES WINDOW, INC.,
an Ohio corporation,

MW MANUFACTURERS HOLDING CORP.,
a Delaware corporation,

MW MANUFACTURERS INC.,
a Delaware corporation,

NAPCO WINDOW SYSTEMS, INC.,
a Delaware corporation,

KROY BUILDING PRODUCTS, INC.,
a Delaware corporation,

NAPCO, INC.,
a Delaware corporation,

THERMAL-GARD, INC.,
a Pennsylvania corporation,

VARIFORM, INC.,
a Missouri corporation,

                                   EXHIBIT E

                                  REPLACEMENTS

                                      NONE

                                   EXHIBIT F

                              CAPITAL IMPROVEMENTS

                                      NONE

                                   EXHIBIT G

                         LIST OF INDIVIDUAL PROPERTIES





                             ROCKY MOUNT, VIRGINIA

                        MIDDLESEX TOWNSHIP, PENNSYLVANIA

                                  TOLEDO, OHIO

                                 YORK, NEBRASKA

                           FAIR BLUFF, NORTH CAROLINA

                           MARTINSBURG, WEST VIRGINIA

                               KEARNEY, MISSOURI








                                                         Ply Gem Industries
                                      G-1